                                                      Registration No. 2-73969
                                                      File No. 811-3255

                                        SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549
                                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

Pre-Effective Amendment No.                                             [   ]

Post-Effective Amendment No. 41                                         [ X ]

                                         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                             [ X ]

Amendment No. 40                                                        [ X ]

                                                      PANORAMA SERIES FUND, INC.
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                                (Exact Name of Registrant as Specified in Charter)

                              6803 South Tucson Way, Centennial, Colorado 80112-3924
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                                (Address of Principal Executive Offices) (Zip Code)

                                                                  (303) 768-3200
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                               (Registrant's Telephone Number, including Area Code)

                                               Robert G. Zack, Esq.
                                              OppenheimerFunds, Inc.
                                  Two World Financial Center, 225 Liberty Street
                                           New York, New York 10281-1008
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                                      (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[     ]  Immediately upon filing pursuant to paragraph (b)
[ X   ]  On April 29, 2008 pursuant to paragraph (b)
[     ]  60 days after filing pursuant to paragraph (a)(1)
[     ]  On ___________pursuant to paragraph (a)(1)
[     ]  75 days after filing pursuant to paragraph (a)(2)
[     ]  On _____________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Growth Portfolio
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2008

     Growth Portfolio is a mutual fund that seeks high total return.  It invests mainly in common stocks of domestic large-cap companies.

     Shares of the  Portfolio  are sold only as the  underlying  investment  for variable life insurance policies, variable annuity contracts and other insurance company  separate  accounts.  A prospectus  for the  insurance  product you have selected  accompanies  this  prospectus and explains how to select shares of the
Portfolio as the investment  under that insurance  product and which share class you are eligible to purchase.

     This  prospectus  contains  important  information  about  the  Portfolio's
objective,   investment  policies,   strategies  and  risks.  Please  read  this
prospectus (and your insurance product  prospectus)  carefully before you invest and keep them for future reference about your investment.

As with all mutual funds, the Securities and
Exchange Commission has not approved or disapproved
the Portfolio's securities nor has it determined
that this prospectus is accurate or complete. It is
a criminal offense to represent otherwise.

Contents

                  About the Portfolio
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                  The Portfolio's Investment Objective and Principal Investment
                        Strategies

                  Main Risks of Investing in the Portfolio

                  The Portfolio's Past Performance

                  Fees and Expenses of the Portfolio

                  About the Portfolio's Investments

                  How the Portfolio is Managed

                  Investing in the Portfolio
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                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

About the Portfolio

The Portfolio's Investment Objective and Principal Investment Strategies

What Is the  Portfolio's  Investment  Objective?  The Portfolio  seeks high total return.

What Does the Portfolio Mainly Invest In? The Portfolio currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

HOW THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL. In selecting securities to buy or sell for the Portfolio, the Portfolio's managers use an investment process that uses multi-factor quantitative models to rank more than
3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models: The Portfolio uses both "top down" and "bottom up" quantitative models.

o The "top down"  market  capitalization  model seeks to predict the future market  direction of the  capitalization  environment.  The  portfolio  managers divide the domestic equity market into five  market-capitalization  segments and market  capitalization  exposure  is managed  using  proprietary  modeling  that incorporates  factors such as relative price  momentum and  reversals,  relative valuations and measures of investors risk tolerance.

o The "bottom up" stock  selection  models seek to rank  securities  within
each   capitalization   range  in  order  of  attractiveness.   Over  a  hundred
company-specific  factors are analyzed in  constructing  the "bottom up" models, including valuation,  profitability,  quality, momentum,  volatility and special
effects.   Different   models  are  used  for  each  of  the  different   market
capitalization  segments. The Portfolio also uses two seasonal models to capture seasonal effects.

Portfolio Construction: The portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Portfolio aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

Who Is the Portfolio Designed For? The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Portfolio's income level will fluctuate and will likely be small, it is not designed for investors needing current income. The
Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

         All investments carry risks to some degree. The Portfolio's investments in stocks are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the
Portfolio's investment manager, OppenheimerFunds, Inc. (the "Manager"), will cause the Portfolio to underperform other funds having a similar objective.

Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times can be great. Because the Portfolio invests primarily in common stocks, the value of the Portfolio's investment holdings will be affected by changes in the stock markets. Market risk will affect the Portfolio's net asset value per share, which will fluctuate as the values of the Portfolio's investments change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Portfolio currently emphasizes investments in stocks of U.S. issuers, it will be affected by changes in U.S. stock markets.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer.
The Portfolio invests mainly in securities of large companies but it can also buy stocks of small and medium-size companies, which may have more volatile stock prices than stocks of large companies.

         The Manager may increase the relative emphasis of the Portfolio's investments in a particular industry compared to the weighting of that industry in the S&P 500 Index, which the Portfolio uses as a performance benchmark from time to time. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Portfolio has increased the relative emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

How Risky is the Portfolio Overall? In the short term, the stock markets can be volatile, and the price of the Portfolio's shares will go up and down substantially. The Portfolio does not typically invest to a great extent in income-oriented investments to help cushion the Portfolio's total return from changes in stock prices. The Portfolio generally may be less volatile than aggressive growth stock funds, but its share price may be more volatile than funds that invest in a mix of stocks and bonds.

         These risks collectively form the risk profile of the Portfolio and can affect the value of the Portfolio's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Portfolio. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Portfolio will achieve its investment objective.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Portfolio, by showing changes in the Portfolio's performance from year to year for the last ten calendar years and by showing how the average annual total returns of the Portfolio's shares compare to those of a broad-based market index. The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 18.48% (4QTR98) and the lowest return (not annualized) for a calendar quarter was -16.35% (3QTR02).

------------------------------------------ ------------------------- -------------------------- ---------------------
Average Annual Total Returns for the

periods ended December 31, 2007

                                                    1 Year                    5 Years                 10 Years

------------------------------------------ ------------------------- -------------------------- ---------------------
------------------------------------------ ------------------------- -------------------------- ---------------------

Growth Portfolio                                     4.85%                    12.12%                   1.58%
(inception date: 1/21/82)

------------------------------------------ ------------------------- -------------------------- ---------------------
------------------------------------------ ------------------------- -------------------------- ---------------------

S&P 500 Index (reflects no deduction for             5.49%                    12.82%                   5.91%
fees, expenses or taxes)

------------------------------------------ ------------------------- -------------------------- ---------------------

The Portfolio's average annual total returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Portfolio and assume that all dividends and capital gains distributions have been reinvested in additional shares. The
Portfolio's performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the domestic stock market. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Portfolio's investments vary from those in the index.

     The Portfolio's  total returns should not be expected to be the same as the returns of other  Oppenheimer  funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Portfolio

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Portfolio. The Portfolio pays a variety of expenses directly for management of its assets, administration and other services. Those expenses are subtracted from the Portfolio's assets to calculate the Portfolio's net asset values per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the Portfolio's expenses during its fiscal year ended December 31, 2007.

Shareholder Fees. The Portfolio does not charge an initial sales charge to buy shares or to reinvest dividends. There are no redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

----------------------------------------------------------- ---------------------------------------------------

Annual Portfolio Operating Expenses (deducted from
Portfolio assets):
(% of average daily net assets)

----------------------------------------------------------- ---------------------------------------------------
      ----------------------------------------------------- ----------------------------------------

      Management Fees                                                       0.63%*

      ----------------------------------------------------- ----------------------------------------
      ----------------------------------------------------- ----------------------------------------

      Distribution and/or Service (12b-1) Fees                                N/A

      ----------------------------------------------------- ----------------------------------------
      ----------------------------------------------------- ----------------------------------------

      Other Expenses                                                         0.06%

      ----------------------------------------------------- ----------------------------------------
      ----------------------------------------------------- ----------------------------------------

      Total Annual Operating Expenses                                        0.69%

      ----------------------------------------------------- ----------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Portfolio pays. The
Portfolio's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Portfolio's fiscal year ended
December 31, 2007, the transfer agent fees did not exceed the expense limitation described above. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses by less than 0.01% of average daily net assets.

The Portfolio's management fee was 0.625% for the fiscal year and has been rounded for purposes of the Fee Table above and the Expense Example below.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reinvest your dividends and distributions.
The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows whether or not you redeem your investment at the end of each period:

---------------------------------- ------------------- -------------------- ------------------- -----------------
                                         1 Year              3 Years             5 Years            10 Years
---------------------------------- ------------------- -------------------- ------------------- -----------------
---------------------------------- ------------------- -------------------- ------------------- -----------------

Non-Service Shares                        $71                 $221                 $385               $861

---------------------------------- ------------------- -------------------- ------------------- -----------------

About the Portfolio's Investments

The Portfolio's Principal Investment Policies and Risks. The allocation of the
Portfolio's investment holdings among the different investments will vary over time based upon the Manager's evaluation of economic and market trends. The
Portfolio's holdings might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

         In addition to in-depth quantitative research, the Manager tries to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer. Also, the Portfolio does not concentrate 25% or more of its investments in any one industry.

         However, changes in the market prices of securities and the income they pay can occur at any time. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

Stock Investments. The Portfolio invests primarily in a diversified portfolio of common stocks of issuers that may be of small, medium or large capitalization, to seek total return. The Portfolio currently focuses on large-cap issuers.
"Market capitalization" refers to the total market value of an issuer's common stock. The stock prices of large-cap issuers tend to be less volatile than the prices of small-cap and mid-cap companies in the short term, but these companies may not afford the same growth opportunities as small-cap and mid-cap companies.

Industry and Sector Focus. At times the Portfolio may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more or less than others. To the extent that the Portfolio increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate to a greater degree in response to events affecting that industry or sector.

Portfolio Turnover. The Portfolio may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Portfolio (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Portfolio's turnover rates during prior fiscal years.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the
Internal Revenue Code and the Investment Company Act of 1940 (the "Investment
Company Act") that apply to publicly-sold mutual funds.

         Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

Can the Portfolio's Investment Objective and Policies Change? The Board of
Directors (the "Board" or the "Directors") may change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares. The Portfolio's investment objective is not a fundamental policy, but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Portfolio can also use the investment techniques and strategies described below. The Portfolio might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce overall investment or market risks.

Loans of Portfolio Securities. The Portfolio may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Portfolio's Board. The Portfolio has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan Chase")
for that purpose. Under the agreement, the Portfolio's securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Portfolio's policies and applicable government regulations.
JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Portfolio will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Portfolio may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Portfolio may also lose money if the value of the investments purchased with cash collateral decreases.

Other Equity Securities. While the Portfolio emphasizes investments in common stocks, it can also buy preferred stocks and securities convertible into common stock.

         The Portfolio's investments in convertible securities may include securities rated as low as "B" by Moody's or Standard & Poor's or that have comparable ratings by other national rating organizations or, if unrated, an equivalent rating assigned by the Manager. Securities rated below "Baa" by
Moody's or "BBB" by Standard & Poor's are below "investment grade" and are subject to greater risk of default by the issuer than investment grade securities. However, although many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of the conversion feature, and in that case their rating has less impact on the investment decision than in the case of other debt securities. These investments are subject to the Portfolio's policy of limiting its debt investments under normal circumstances to not more than 10% of its net assets.

Debt Securities. Under normal market conditions, the Portfolio can invest in debt securities, such as securities issued or guaranteed by the U.S. government or its agencies and federally-chartered corporate entities referred to as
"instrumentalities." The Portfolio can also buy foreign government securities, and foreign and domestic corporate bonds and debentures. Normally these investments, including convertible debt securities, are limited to not more than
10% of the Portfolio's net assets.

         The Portfolio can buy debt securities of any maturity and typically holds some short-term notes for liquidity purposes. The Portfolio can buy debt securities that are rated by nationally-recognized rating organizations as well as unrated debt securities assigned an equivalent rating by the Manager. The
Portfolio's debt investments may be "investment grade" (that is, in the four highest rating categories of a national rating organization) or may be below-investment grade securities (sometimes called "junk bonds") rated as low as "B" as described above in "Other Equity Securities."

                  |_| Special Credit Risks of Lower-Grade Securities. All
corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. Credit risk relates to the ability of the issuer to make interest or principal payments on a security as they become due. U.S. government securities are subject to little credit risk. While investment grade securities are subject to risks of non-payment of interest and principal, higher yielding, lower-grade bonds, whether rated or unrated, generally have greater risks of default than investment grade securities.

         Lower-grade securities may be subject to greater market fluctuations and risk of loss of income and principal than investment grade securities. There may be less of a market for them and therefore it may be harder to value or to sell them at an acceptable price when the Portfolio wants to sell them. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that the Portfolio's net asset value per share could be reduced by declines in value of these securities.

                  |_| Interest Rate Risks. The prices of debt securities,
including U.S. government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Portfolio's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Portfolio's investments in debt securities.

         |X| Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to sell it to the vendor for delivery at a future date. Delays or losses could occur if the other party to the agreement defaults or becomes insolvent. These are used primarily for cash management and liquidity purposes.

Derivative Investments. The Portfolio can use a number of different kinds of
"derivative" instruments to seek greater investment returns or to hedge against declines in the value of the Portfolio's other portfolio investments. In general terms, a derivative investment is an investment contract whose value depends on
(or is derived from) the value of an underlying asset, interest rate, index or other variable. In the broadest sense, put and call options, futures contracts, forward contracts and swap contracts are considered "derivative" investments.
The Portfolio, however, does not currently use derivatives to a significant degree and is not required to use them to seek its investment objective.

Securities, indices or other variables underlying a derivative may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. If the issuer of the derivative does not pay the amount due, the Portfolio can lose money on the investment. Certain derivative investments held by the Portfolio may be illiquid. The Portfolio has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Portfolio to lose money on its investments and the prices of its shares to decline.
Investments in Oppenheimer Institutional Money Market Fund. The Portfolio can
invest its free cash balances in Class E shares of Oppenheimer Institutional
Money Market Fund, to provide liquidity or for defensive purposes. The Portfolio invests in Oppenheimer Institutional Money Market Fund rather than purchasing individual short-term investments to try to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Portfolio directly. At the time of an investment, the Manager cannot always predict what the yield of the Oppenheimer Institutional Money
Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Portfolio will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market
Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Portfolio's advisory fee to the extent of the Portfolio's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money
Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the
Portfolio can invest up to 100% of its assets in investments that may be inconsistent with the Portfolio's principal investment strategies. Generally the
Portfolio would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments described above or in other short-term U.S. government securities. The Portfolio might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Portfolio shares or the sale of Portfolio securities or to meet anticipated redemptions of Portfolio shares. To the extent the Portfolio invests in these securities, it might not achieve its investment objective.

         PORTFOLIO HOLDINGS. The Portfolio's holdings are included in semi-annual and annual reports that are distributed to shareholders of the
Portfolio within 60 days after the close of the period for which such report is being made. The Portfolio also discloses its portfolio holdings in its Statement of Investments on Form N-Q, which are filed with the Securities and Exchange
Commission no later than 60 days after the close of the first and third fiscal quarters. These required filings are publicly available at the Securities and
Exchange Commission. Therefore, portfolio holdings of the Portfolio are made publicly available no later than 60 days after the close of each of the
Portfolio's fiscal quarters.

         A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's
Statement of Additional Information.

How the Portfolio Is Managed

The Manager. The Manager chooses the Portfolio's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Portfolio's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Portfolio pays to the Manager and describes the expenses that the
Portfolio is responsible to pay to conduct its business.

         The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $240 billion in assets as of March 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

         |X| Advisory Fees. Under the investment advisory agreement, the
Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.625% of the first $300 million of average daily net assets of the Portfolio, 0.500% of the next $100 million, and
0.450% of average daily net assets over $400 million. The Portfolio's management fee for its last fiscal year ended December 31, 2007 was 0.625% of average annual net assets.

         A discussion regarding the basis for the Board of Directors' approval of the Portfolio's investment advisory contract is available in the Portfolio's
Annual Report to Shareholders for the year ended December 31, 2007.

Portfolio  Managers.  The Portfolio is co-managed by Nikolaos  Monoyios and
Marc Reinganum.

         Mr. Monoyios has been a Vice President and portfolio manager of the
Portfolio since April 1998. Mr. Monoyios is a Chartered Financial Analyst and
has been a Senior Vice President of the Manager since October 2003. He was a
Vice President of the Manager from April 1998 through September 2003 and is an officer of other portfolios in the OppenheimerFunds complex.

         Dr. Reinganum has been a Vice President and portfolio manager of the
Portfolio since October 2003. He has been a Vice President of the Manager since
September 2002. He is also Director of Quantitative Research and Portfolio
Strategist for Equities. Mr. Reinganum was the Mary Jo Vaughn Rauscher Chair in
Financial Investments at Southern Methodist University from 1995 until September
2002. At Southern Methodist University, he also served as the Director of the
Finance Institute, Chairman of the Finance Department, President of the Faculty
at the Cox School of Business and member of the Board of Trustee Investment
Committee. Mr. Reinganum is an officer of other portfolios in the
OppenheimerFunds complex.

         The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Portfolio shares.

Possible Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Portfolio and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Portfolio. That may result in another such fund or account holding investment positions that are adverse to the Portfolio's investment strategies or activities. For example, the Portfolio may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

         Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Portfolio. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the
Portfolio. At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the Portfolio invests
in. For example, the Portfolio may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

         The Manager and its affiliates are not obligated to make available to the Portfolio's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Portfolio and, as a result, the value of securities held by the Portfolio or the Portfolio's investment strategies may be adversely affected. The Portfolio's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Portfolio may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

         The Portfolio offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

         The Portfolio's Board of Directors has procedures to monitor the
Portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Portfolio's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.

Investing in the Portfolio

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolio directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Portfolio shares may interfere with the Manager's ability to manage the Portfolio's investments, may increase the Portfolio's transaction and administrative costs and/or may affect the Portfolio's performance. For example, if large dollar amounts were involved in redemption transactions, the Portfolio might be required to sell portfolio securities at unfavorable times to meet such redemption requests, and the Portfolio's transaction or administrative expenses might be increased. The extent to which the Portfolio might be affected by such trading activity would depend on various factors, such as the current asset size of the Portfolio, the nature of its investments, the amount of Portfolio assets the portfolio managers maintain in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity. The Manager and the Portfolio's Board of
Directors have adopted the following policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

         The Transfer Agent and OppenheimerFunds Distributor, Inc., the
Portfolio's distributor ("the Distributor"), on behalf of the Portfolio, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Portfolio shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer"
out of the Portfolio within 30 days of buying Portfolio shares (by the sale of the recently purchased Portfolio shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Portfolio and to execute Portfolio instructions to restrict trading in Portfolio shares.

         A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Portfolio's in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that the Portfolio has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Monitoring the Policies. The Portfolio's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Portfolio's transfer agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The Transfer
Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer
Agent, the Distributor and the Portfolio, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

         The Transfer Agent will attempt to monitor the net effect on the
Portfolio's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

         The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Portfolio.
The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

         There is no guarantee that the policies and procedures described above will be effective to enable the Portfolio's Transfer Agent to identify and deter excessive short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Portfolio.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent may
refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio can only be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer
Agent.

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share. The
Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Portfolio calculates the net asset value per share as of the close of the NYSE, on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00
p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

         The net asset value per share on a "regular business day" is determined by dividing the value of the Portfolio's net assets by the number of shares outstanding on that day. To determine net asset values, the Portfolio assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the
Board of Directors believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Portfolio's foreign investments may change on days when investors cannot buy or redeem Portfolio shares.

The Board has adopted valuation procedures for the Portfolio and has delegated the day-to-day responsibility for fair value determinations to the Manager's
Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Portfolio. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Portfolio uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Portfolio's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the
Portfolio could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Portfolio determines its net asset value per share. In addition, the discussion of "time-zone arbitrage" describes effects that the /Portfolio's fair value pricing policy is intended to counteract.

         If, after the close of the principal market on which a security held by the Portfolio is traded and before the time as of which the Portfolio's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

         The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

         The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Portfolio shares on a regular business day, provided that the
Portfolio receives the order from the insurance company, generally by 9:30 a.m.
Eastern time on the next regular business day at the offices of its Transfer
Agent in Colorado.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Portfolio. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Portfolio to these financial intermediaries. These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Portfolio" in this prospectus because they are not paid by the Portfolio.

       "Financial intermediaries" are firms that offer and sell Portfolio shares to their clients, or provide shareholder services to the Portfolio, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Portfolio's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

       In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Portfolio and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Portfolio or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the
Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Portfolio for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the
Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (FINRA),
formerly known as the NASD) designed to increase sales representatives'
awareness about Oppenheimer funds, including travel and lodging expenditures.
However, the Manager does not consider a financial intermediary's sale of shares of the Portfolio or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

       Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Portfolio shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the
Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

       Payments may also be made by the Manager, the Distributor or the Transfer
Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

       The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Portfolio or its transfer agent to request a redemption of Portfolio shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

         The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Portfolio receives the order from the insurance company, generally by 9:30 a.m.
Eastern time the next regular business day at the office of its Transfer Agent in Colorado. The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Portfolio normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Portfolio receives the order (and no later than seven days after the Portfolio's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Portfolio intends to declare dividends from net investment income, if any, on an annual basis. The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

         All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

         This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the
Portfolio's financial performance for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Statement of
Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                 2007               2006             2005             2004           2003
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    2.23          $    1.97        $    1.88        $    1.74      $    1.39
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .03 1              .02 1            .02 1            .02 1          .02
Net realized and unrealized gain                         .08                .27              .10              .14            .35
                                                   -----------------------------------------------------------------------------
Total from investment operations                         .11                .29              .12              .16            .37
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.03)              (.03)            (.03)            (.02)          (.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    2.31          $    2.23        $    1.97        $    1.88      $    1.74
                                                   ================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.85%             14.67%            6.41%            9.20%         26.81%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 136,127          $ 153,481        $ 159,867        $ 179,076      $ 187,147
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 148,472          $ 154,927        $ 165,300        $ 179,018      $ 170,217
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.23%              1.16%            1.24%            1.39%          1.17%
Total expenses                                          0.69% 4,5,6        0.68% 4,5        0.68% 6,7        0.66% 6        0.67% 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  101%                88%              81%              78%            86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:
      Year Ended December 31, 2007        0.69%
      Year Ended December 31, 2006        0.68%

5. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

                              16 | GROWTH PORTFOLIO

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INFORMATION AND SERVICES
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For More Information on GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

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The following additional information about the Portfolio is available without charge upon request:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Statement of Additional Information
This document includes additional information about the Portfolio's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semi-Annual Reports
Additional information about the Portfolio's investments and performance is available in the Portfolio's Annual and Semi-Annual Reports to shareholders. The
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
-------------------------------------------------------------------------------------------------------------------

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How to Get More Information
-------------------------------------------------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Portfolio's privacy policy:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

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By Telephone:
Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
-------------------------------------------------------------------------------------------------------------------
Denver, Colorado 80217-5270
-------------------------------------------------------------------------------------------------------------------

On the Internet:
You can request these documents by e-mail or through the OppenheimerFunds website.
You may also read or download certain documents on the OppenheimerFunds website at: www.oppenheimerfunds.com.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Information about the Portfolio including the Statement of Additional
Information can be reviewed and copied at the Securities and Exchange
Commission's Public Reference Room in Washington, D.C. Information on the
operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1.202.551.8090. Reports and other information about the Portfolio are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and
Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington, D.C.
20549-0102.

No one has been authorized to provide any information about the Portfolio or to make any representations about the Portfolio other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the
Portfolio, nor a solicitation of an offer to buy shares of the Portfolio, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Company's Securities and Exchange Commission File No.: 811-3255
PR0608.001.0408 Printed on recycled paper.

                            Appendix to prospectus of
                           Panorama Series Fund, Inc.
                                Growth Portfolio

         Graphic material included in the prospectus of Growth Portfolio "Annual
Total Returns (as of 12/31 each year)":

         A bar chart will be included in the prospectus of Growth Portfolio (the
"Portfolio") depicting the annual total returns of a hypothetical investment in non-service shares of the Portfolio for each of the ten most recent calendar years. Set forth below are the relevant data points that will appear in the bar chart:

        -------------------------------------- ----------------------------------
        Calendar Year Ended 12/31                     Annual Total Return
        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------

        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------
                        1998                                  8.43%
        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------
                        1999                                 -3.76%
        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------
                        2000                                -12.66%
        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------
                        2001                                -10.61%
        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------
                        2002                                -18.97%
        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------
                        2003                                26.81%
        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------
                        2004                                 9.20%
        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------
                        2005                                 6.41%
        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------
                        2006                                14.67%
        -------------------------------------- ----------------------------------
        -------------------------------------- ----------------------------------

                        2007                                 4.85%

        -------------------------------------- ----------------------------------

Oppenheimer International Growth Fund/VA
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2008

     Oppenheimer  International  Growth  Fund/VA  is a mutual  fund  that  seeks long-term  growth of capital.  It  emphasizes  investments  in common stocks and securities of foreign companies.

     Shares of the Fund are sold only as an underlying  investment  for variable life insurance policies,  variable annuity contracts and other insurance company separate  accounts.  A prospectus  for the  insurance  product you have selected accompanies  this prospectus and explains how to select shares of the Fund as an investment under that insurance product,  and which share class you are eligible to purchase.

     This  prospectus  contains  important  information  about  the  Portfolio's
objective,   investment  policies,   strategies  and  risks.  Please  read  this
prospectus (and your insurance product  prospectus)  carefully before you invest and keep them for future reference about your investment.

As with all mutual funds, the Securities and
Exchange Commission has not approved or disapproved
the Portfolio's securities nor has it determined
that this prospectus is accurate or complete. It is
a criminal offense to represent otherwise.

Contents

                  About the Fund
-------------------------------------------------------------------------------------------------------------------

                  The Fund's Investment Objective and Principal Investment
                        Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  Investing in the Fund
-------------------------------------------------------------------------------------------------------------------

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

About the Fund

The Fund's Investment Objective and Principal Investment Strategies

What Is the Fund's Investment Objective? The Fund seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

What Does the Fund Mainly Invest In? The Fund currently invests mainly in common stocks of foreign growth companies listed on foreign stock exchanges. They can include both smaller, less-well-known companies and larger, more established companies that the portfolio manager believes have favorable prospects for capital growth relative to the market.

         The Fund does not limit its investments to issuers within a specific market capitalization range and the Fund's emphasis may change over time. It can invest up to 25% of its total assets in emerging markets and can invest without limit in developed markets throughout the world. The Fund may increase the relative emphasis of its investments in one or more industries, countries, or regions from time to time, such as Europe or Asia, for example.

         The Fund can also buy preferred stocks, securities convertible into common stocks and other securities having equity features. The Fund can invest up to 20% of its total assets in debt securities when the portfolio manager believes that it is appropriate to do so in order to seek the Fund's objective.
The Fund typically does not invest in debt securities to a significant degree.
The Fund can also use derivative instruments, such as options, futures, forwards and swaps, to seek greater investment returns or to manage investment risks.
These investments are more fully explained in "About the Fund's Investments,"
below.

How Does the Portfolio Manager Decide What Securities to Buy or Sell? In
selecting securities for purchase or sale by the Fund, the Fund's portfolio manager evaluates investment opportunities on a company-by-company basis. The portfolio manager looks primarily for foreign companies with high growth potential using a "bottom up" investment approach - that is, looking at the investment performance of individual stocks before considering the impact of economic or other general trends. This approach includes fundamental analysis of a company's financial statements and management structure, and analysis of the company's operations and product development, as well as the industry of which the issuer is part.

         In seeking diversification of the Fund's investment holdings, the portfolio manager currently focuses on the factors below, which may vary in particular cases and may change over time. The portfolio manager currently searches for:
|_| Companies that enjoy a strong competitive position and high demand for their products and services, and
|_| Companies with accelerating earnings growth and cash flow.

         In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from global trends. The trends, or "global themes", currently considered include mass affluence, new technologies, restructuring and aging. The portfolio manager does not invest a fixed amount of the Fund's assets according to these themes and this strategy and the themes that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

         Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term from foreign stocks. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive fund focusing on growth stock investments, and the special risks of investing in both emerging and developed foreign countries. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

         All investments carry risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), will cause the Fund to underperform other funds having similar objectives.

         Stocks of growth companies may provide greater opportunities for capital appreciation but may be more volatile than other stocks. That volatility is likely to be even greater for companies with lower capitalizations because their securities may not be widely traded. The Fund can buy securities of issuers in emerging or developed foreign markets that have special risks not associated with investments in domestic securities, such as the effects of currency fluctuations on relative prices.

         However, changes in the market prices of securities can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events. There is no assurance that the Fund will achieve its investment objective.

Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks of foreign companies, the value of the Fund's investment holdings will be affected by changes in the foreign stock markets and the special economic and other factors that might primarily affect the prices of securities in particular foreign markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's investments change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

         Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry, its share values can be expected to fluctuate in response to events affecting that industry.

Investments. The Fund emphasizes investments in common stocks of foreign companies that the Manager believes have growth potential. Growth companies can be new or established companies that may be developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. Current examples include companies in the fields of telecommunications, pharmaceuticals, computer software, and new consumer products.

         Growth companies may be applying new technology, new or improved distribution techniques or developing new services that might enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than competitors.

         Growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they might not emphasize paying dividends, and might not pay any dividends for some time. They are selected for the Fund's portfolio because the Manager believes the price of the stock will increase over the long term, relative to the overall stock market. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results or they may be subject to more volatility because of investor speculation about the issuer's prospects.

Risks of  Small-  and  Mid-Cap  Stocks.  Stocks  of  small-  and  mid-sized companies may have more limited  product lines or markets for their  products or more  limited  access to  financial  resources  than  larger,  more  established companies.  Their stocks may be more  volatile  and/or less liquid than those of larger issuers.  That means the Fund could have greater difficulty selling these securities at an acceptable price,  especially in periods of market  volatility.
That factor increases the potential for losses to the Fund.

         To the extent that the Fund invests significantly in small-cap equity securities, which may be traded infrequently, investors may seek to trade Fund shares based on their knowledge or understanding of the value of those types of small-cap equity securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the Fund may have difficulty selling those securities at advantageous times or prices. Successful price arbitrage activities might also dilute the value of Fund shares held by other shareholders.

Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks. The Fund can buy securities of companies (or governments) in any country, including developed countries and emerging markets. Under normal market conditions (when the Manager believes that the stock markets are not in an unstable or volatile period) the Fund will invest at least 90% of its total assets in equity securities of issuers located outside the U.S.

         The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.
To the extent that the Fund increases the relative emphasis of its investment holdings in companies in a particular country or region, it will be subject to the risks of political or economic events that affect that country or region.

         Additionally, the Fund may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

Special  Risks of  Emerging  Markets.  Securities  of issuers  in  emerging markets may be more  difficult  to value or to sell at an  acceptable  price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may have less developed  trading markets and exchanges.  They may have less developed  legal and accounting  systems,  and investments in those markets may be subject to greater risks of government  restrictions  on withdrawing  the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and  global  changes.  Governments  may be more  unstable  and  present greater risks of  nationalization or restrictions on foreign ownership of stocks of local companies.  As a result of these risk factors, these investments may be very speculative.

Passive Foreign Investment Companies.  The Fund may purchase the securities of certain foreign  investment  corporations  called passive foreign  investment companies  ("PFICs").  Such entities have been the only or primary way to invest in certain  countries  because some foreign  countries  limit, or prohibit,  all direct  foreign  investment in the  securities of companies  domiciled  therein.
However,  the governments of some countries have authorized the  organization of investment funds to permit indirect foreign  investment in such securities.  For tax purposes, these funds also may be PFICs.

     The Fund is subject to certain percentage  limitations under the Investment
Company Act of 1940 (the  "Investment  Company Act") relating to the purchase of securities  of investment  companies,  and,  consequently,  the Fund may have to subject any of its investment in other investment companies, including PFICs, to the limitation  that no more than 10% of the value of the Fund's tota assets may be invested in such securities.  In addition to bearing  their  proportionate share of a fund's expenses (management fees and operating expenses) shareholders will also  indirectly  bear,  similar  expenses  of such  entities.  Like other foreign  securities,  interests  in  PFICs  also  involve  the  risk of  foreign securities, as described above.

How Risky is the Fund Overall?  The risks described above collectively form the  overall  risk  profile of the Fund,  and can affect the value of the Fund's investments,  its  investment  performance  and its price per share.  Particular investments and investment strategies also have risks. These risks mean that you can lose money by investin in the Fund. When you redeem your g shares,  they may be worth more or less than what you paid for them.

         In the short term, foreign stocks can be volatile and the price of the
Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to help cushion the Fund's total return fro changes in stock prices. The Fund is m generally an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving long-term capital appreciation. It is likely to be subjec to greater fluctuations in its share t prices than funds that do not invest in foreign securities (especially emerging market securities) or funds that focus o both stocks and bonds.

An  investment  in the Fund is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing changes in the Fund's performance for Non-Service Shares from to year for the last ten calendar years year by showing how the average annual total and returns of the Fund's shares compare to those of a broad-based market index. Because the Fund's Service Shares are subject to a service fee, their performa is expected to be lower for any given nce period. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual  Total  Returns  (as of December 31 each year)

[See  appendix to  prospectus  for data
bar chart showing annual total returns]

Charges imposed by separate accounts th invest in the Fund are not included at the calculations of return in this bin chart, and if those charges wear included, the returns would be less thre those shown.

During the period shown in the bar cha for the Non-Service Shares, the highert return (not annualized) for a calendst quarter was 36.91% (4QTR99) and tar lowest return (not annualized) for he calendar quarter was -29.00% (3QTR02).
                                                                                                   10 Years
Average Annual Total Returns for the                                                       (or  life of class if
periods ended December 31, 2007                    1 Year                 5 Years                   less)

--------------------------------------------------------------------------------------------------------------------
------------------------------------------- --------------------- ------------------------ -------------------------

Oppenheimer International Growth Fund/VA           12.61%                 24.34%                    10.09%
Non-Service Shares (inception 5/13/92)

------------------------------------------- --------------------- ------------------------ -------------------------
------------------------------------------- --------------------- ------------------------ -------------------------

Oppenheimer  International  Growth Fund/VA
Service Shares                                     13.00%                 23.41%                    10.03%
(inception 3/19/01)

------------------------------------------- --------------------- ------------------------ -------------------------
------------------------------------------- --------------------- ------------------------ -------------------------

Morgan Stanley Capital  International EAFE
Index  (reflects  no  deduction  for fees,         11.63%                 22.08%                    9.04%
expenses and taxes)                                                                               11.52%(1)

------------------------------------------- --------------------- ------------------------ -------------------------

1.  Since Inception 3/31/01

The Fund's average annual total returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Morgan Stanley Capital International EAFE Index, an unmanaged index of equity securities listed on 20 principal stock markets of Europe, Asia and Australia. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund's investments vary from those in the index.

The  Fund's  total  returns  should not be  expected  to be the same as the returns of other  Oppenheimer  funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the
Fund's expenses during its fiscal year ended December 31, 2007.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------------- ---------------------------------- -------------------------------

                                                      Non-Service Shares                  Service Shares

---------------------------------------------- ---------------------------------- -------------------------------
---------------------------------------------- ---------------------------------- -------------------------------

Management Fees                                              0.97%                            0.97%

---------------------------------------------- ---------------------------------- -------------------------------
---------------------------------------------- ---------------------------------- -------------------------------

Distribution and Service (12b-1) Fees                         N/A                             0.25%

---------------------------------------------- ---------------------------------- -------------------------------
---------------------------------------------- ---------------------------------- -------------------------------

Other Expenses                                               0.04%                            0.07%

---------------------------------------------- ---------------------------------- -------------------------------
---------------------------------------------- ---------------------------------- -------------------------------

Total Annual Operating Expenses                              1.01%                            1.29%

---------------------------------------------- ---------------------------------- -------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year, for both classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2007, the transfer agent fees did not exceed the expense limitation described above. The Fund also receives certain credits from the
Fund's custodian that, during the fiscal year, reduced its custodial expenses for both classes less than 0.01% of average daily net assets. After these waivers and credits, the "Other Expenses" and "Total Annual Operating Expenses"
were the same as show above.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

--------------------------------------- -------------------- ------------------ ----------------- ------------------

                                              1 Year              3 Years           5 Years           10 Years

--------------------------------------- -------------------- ------------------ ----------------- ------------------
--------------------------------------- -------------------- ------------------ ----------------- ------------------

Non-Service Shares                             $104                $323               $561             $1,242

--------------------------------------- -------------------- ------------------ ----------------- ------------------
--------------------------------------- -------------------- ------------------ ----------------- ------------------

Service Shares                                 $132                $412               $712             $1,566

--------------------------------------- -------------------- ------------------ ----------------- ------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the Fund's investment holdings among the different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

         The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a large percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its total assets in investments in any one industry.

Foreign Securities. The Fund principally invests in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. The Fund considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of its investment allocations. The Fund can also buy debt securities issued by foreign companies, but they would primarily be convertible securities. It can buy debt securities issued by foreign governments or their agencies, but these are not expected to be a main investment strategy of the Fund.

     The  Fund  can  invest  up to 25% of its  total  assets  in  securities  of companies located in "emerging"  markets. An issuer is considered by the Fund to be located in an emerging  market if:
o the issuer is organized under the law of an emerging country;
o the issuer's principal securities trading market is in an emerging  market; or
o  at  least  50%  of  the  issuer's  non-current  assets, capitalization, gross revenue or profit is derived (directly or indirectly) from assets or activities located in emerging markets.

Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of 100% annually.
Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Special Fund Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly sold mutual funds.

         Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Board may change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus.
Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is not a fundamental policy, but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of
Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

         Investing in Special Situations. At times, the Fund might use aggressive investment techniques. These might include seeking to benefit from what the portfolio manager perceives to be "special situations," such as mergers, reorganizations or other unusual events expected to affect a particular issuer. However, there is a risk in investing in special situations that the change or event might not occur, which could have a negative impact on the price of the issuer's security. The Fund's investment might not produce the expected gains or could incur a loss for the Fund.

         Cyclical Opportunities. The Fund might also seek to take advantage of changes in business cycles by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities. The
Fund focuses on seeking growth over the long term but on occasion might seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is the risk that those securities might lose value when the issuer or industry is out of phase in the business cycle.

         |X| Debt Securities. The Fund can also invest up to 20% of its total assets in debt securities when the Manager believes that it is appropriate in seeking the Fund's objective. The Fund can buy debt securities issued by foreign governments, by supranational organizations such as the World Bank, or by companies. Those debt securities may be rated or unrated. The Fund can invest up to 15% of its total assets in debt securities that are below investment grade.
Those lower-rated debt securities are commonly called "junk bonds," and have greater risks of default than investment-grade securities. The Fund currently does not intend to invest more than 5% of its total assets in securities rated below investment grade. The Fund does not expect that its holdings of debt securities, including convertible securities, will normally represent more than
5% of its total assets.

                  |_| Convertible Securities. While the Fund emphasizes
investments in common stocks, it can also buy securities convertible into common stock. Although some convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of the conversion feature and in those cases their rating has less impact on the investment decision than in the case of other debt securities. Nevertheless, convertible debt securities, like other debt securities, are subject to both "credit risk"
(the risk that the issuer will not pay interest or repay principal in a timely manner) and "interest rate risk" (the risk that the prices of the securities will be affected inversely by changes in prevailing interest rates).

         The Fund can buy below-investment-grade convertible debt securities, which are subject to greater risks of default than investment-grade securities.
To the extent the Fund buys debt securities it will focus primarily on investment-grade securities.

         |X| Investing in Domestic Securities. The Fund does not expect to invest more than 10% of its total assets in securities of U.S. issuers as part of its normal investment program. However, it can hold common and preferred stocks and debt securities of U.S. companies, and can also invest in U.S.
corporate and government debt securities.

         |X| Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them. That might make it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The
Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

         |X| Repurchase Agreements. The Fund can enter into repurchase
agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund could incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

Derivative Investments. The Fund can use a number of different kinds of
"derivative" instruments to seek greater investment returns or to hedge against declines in the value of the Fund's other portfolio investments. In general terms, a derivative investment is an investment contract whose value depends on
(or is derived from) the value of an underlying asset, interest rate, index or other variable. In the broadest sense, put and call options, futures contracts, forward contracts and swap contracts are considered "derivative" investments.
The Fund, however, does not currently use derivatives to a significant degree and is not required to use them to seek its investment objective.

Securities, indices or other variables underlying a derivative may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Certain derivative investments held by the Fund may be illiquid.
The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investments and the prices of its shares to decline.

Loans of Portfolio Securities. The Fund may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Fund's Board. The Fund has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan Chase") for that purpose. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. JPMorgan
Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money
Market Fund, to provide liquidity or for defensive purposes. The Fund invests in
Oppenheimer Institutional Money Market Fund rather than purchasing individual short-term investments to try to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Manager cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market
Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market
Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments described above or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its Statements of Investments on Form
N-Q, which are filed with the Securities and Exchange Commission no later than
60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the Securities and Exchange Commission.
Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $240 billion in assets as of March 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

         |X| Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million. The Fund's management fee for the fiscal year ended December 31, 2007 was 0.97% of average annual net assets.

         A discussion regarding the basis for the Boards' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2007.

     |X| Portfolio  Manager.  The Fund is managed by George R. Evans.  Mr. Evans has been the person primarily  responsible for the day-to-day  management of the
Fund since October 1999.  Mr. Evans has been Senior Vice  President and Director of International  Equities of the Manager since July 2004, Vice President of the
Fund since October 1999 and Vice President of the Manager since October 1993. He is an officer and portfolio manager of other portfolios in the  OppenheimerFunds complex.

         The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts he manages and his ownership of Fund shares.

|X| Possible Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another such fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. For example, the Fund may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

         Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the Fund.
At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the Fund invests in. For example, the Fund may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

         The Manager and its affiliates are not obligated to make available to the Fund's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the
Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

         The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

         The Fund's Board of Directors has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Fund's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service Shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, may increase the Fund's transaction and administrative costs and/or may affect the Fund's performance. For example, if large dollar amounts were involved in redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet such redemption requests, and the Fund's transaction or administrative expenses might be increased. The extent to which the Fund might be affected by such trading activity would depend on various factors, such as the current asset size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity. The Manager and the Fund's Board of Directors
have adopted the following policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

         The Transfer Agent and OppenheimerFunds Distributor, Inc. the Fund's
distributor ("the Distributor"), on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be
"excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of the Fund within
30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Fund and to execute Fund instructions to restrict trading in Fund shares.

         A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects.
You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that the Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's transfer agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

         The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

         The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The
Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

         There is no guarantee that the policies and procedures described above will be effective to enable the Fund's Transfer Agent to identify and deter excessive short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent may
refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's Transfer
Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund can only be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent.

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share. The
Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at
4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

         The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the
Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S.
holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's
Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. In addition, the discussion of "time-zone arbitrage" describes effects that the Fund's fair value pricing policy is intended to counteract.

         If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

         The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

         The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the Fund receives the order from the insurance company, generally by 9:30 a.m. EST on the next regular business day at the offices of its Transfer Agent in Colorado.

         Classes of Shares. The Fund currently offers two classes of shares. The class of shares designated as Service Shares is subject to a Distribution and
Service Plan. The impact of the expenses of the Plan on Service Shares is described below. The class of shares that is not subject to a Plan has no class
"name" designation, but is referred to herein as "Non-Service" Shares. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service Shares to pay the Distributor for
distribution related services, personal services and account maintenance for the
Fund's Service Shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service Shares of the
Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance products that offer
Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service Shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the
Fund to these financial intermediaries. These payments by the Manager or
Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund" in this prospectus because they are not paid by the Fund.

       "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

       In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (FINRA), formerly known as the NASD)
designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

       Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the
Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

       Payments may also be made by the Manager, the Distributor or the Transfer
Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

       The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the
Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Fund receives the order from the insurance company, generally by 9:30 a.m. Eastern time the next regular business day at the office of its Transfer Agent in Colorado. The participating insurance company must receive that order before the close of the NYSE (usually
4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange
Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service Shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

         All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

         This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the
Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional
Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES YEAR ENDED DECEMBER 31,              2007              2006              2005          2004         2003
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     1.91        $     1.47        $     1.30    $     1.12    $    0.76
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .02  1            .01 1             .01 1         .01 1         -- 2
Net realized and unrealized gain                         .22               .44               .17           .19          .37
                                                  -----------------------------------------------------------------------------
Total from investment operations                         .24               .45               .18           .20          .37
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.02)             (.01)             (.01)         (.02)        (.01)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     2.13        $     1.91        $     1.47    $     1.30    $    1.12
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     12.61%            30.78%            14.06%        17.86%       50.13%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  374,302        $  308,111        $  203,172    $  110,679    $  92,027
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  348,714        $  247,327        $  115,108    $   96,388    $  70,042
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   0.95%             0.73%             0.78%         0.64%        0.37%
Total expenses                                          1.01% 5,6,7       1.04% 5,6,7       1.09% 6       1.08% 6      1.12% 6
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   19%                9%               28%           30%          71%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended December 31, 2007   1.01%
        Year Ended December 31, 2006   1.04%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

                  13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES YEAR ENDED DECEMBER 31,                 2007               2006              2005           2004          2003
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    1.97          $    1.53          $   1.34      $    1.16      $   0.81
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            .02 1              .01 1             .01 1           -- 1,2       .01
Net realized and unrealized gain                        .23                .44               .19            .20           .35
                                                  -------------------------------------------------------------------------------
Total from investment operations                        .25                .45               .20            .20           .36
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.01)              (.01)             (.01)          (.02)         (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    2.21          $    1.97          $   1.53      $    1.34      $   1.16
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    13.00%             29.25%            14.95%         17.15%        45.53%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  32,736          $  25,710          $ 15,977      $  12,682      $  5,583
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  31,137          $  20,061          $ 13,609      $   9,071      $  2,205
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                  0.71%              0.42%             0.50%          0.37%         0.03%
Total expenses                                         1.29% 5,6,7        1.34% 5,6,7       1.40% 6        1.34% 6       1.36% 6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  19%                 9%               28%            30%           71%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended December 31, 2007   1.29%
        Year Ended December 31, 2006   1.34%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

                  14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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INFORMATION AND SERVICES
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For More Information on Oppenheimer International Growth Fund/VA
-------------------------------------------------------------------------------------------------------------------
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The following additional information about the Fund is available without charge upon request:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
-------------------------------------------------------------------------------------------------------------------

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How to Get More Information
-------------------------------------------------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:
-------------------------------------------------------------------------------------------------------------------
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By Telephone:
Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
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Denver, Colorado 80217-5270
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On the Internet:
You can request these documents by e-mail or through the OppenheimerFunds website.
You may also read or download certain documents on the OppenheimerFunds website at: www.oppenheimerfunds.com.
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Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange Commission at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and Exchange Commission's e-mail address:
publicinfo@sec.gov or by writing to the Securities and Exchange Commission's
Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Company's Securities and Exchange Commission File No.: 811-3255
PR0616.001.0408 Printed on recycled paper.

                            Appendix to prospectus of
                           Panorama Series Fund, Inc.
                    Oppenheimer International Growth Fund/VA

         Graphic material included in the prospectus of Oppenheimer
International Growth Fund/VA: "Annual Total Returns (as of 12/31 each year)":

         A bar chart will be included in the prospectus of Oppenheimer
International Growth Fund/VA depicting the annual total returns of a hypothetical investment in shares of the Fund for each of the calendar years since the Fund's inception. Set forth below are the relevant data points that will appear in the bar chart:

         -------------------------------------- -------------------------------------
         Calendar Year Ended 12/31                      Annual Total Return
         -------------------------------------- -------------------------------------
         -------------------------------------- -------------------------------------
                         1998                               19.40%
         -------------------------------------- -------------------------------------
         -------------------------------------- -------------------------------------
                         1999                               50.37%
         -------------------------------------- -------------------------------------
         -------------------------------------- -------------------------------------
                         2000                               -9.43%
         -------------------------------------- -------------------------------------
         -------------------------------------- -------------------------------------
                         2001                              -24.31%
         -------------------------------------- -------------------------------------
         -------------------------------------- -------------------------------------
                         2002                              -28.51%
         -------------------------------------- -------------------------------------
         -------------------------------------- -------------------------------------
                         2003                               50.13%
         -------------------------------------- -------------------------------------
         -------------------------------------- -------------------------------------
                         2004                               17.86%
         -------------------------------------- -------------------------------------
         -------------------------------------- -------------------------------------
                         2005                               14.06%
         -------------------------------------- -------------------------------------
         -------------------------------------- -------------------------------------
                         2006                               30.78%
         -------------------------------------- -------------------------------------
         -------------------------------------- -------------------------------------

                         2007                               12.61%

         -------------------------------------- -------------------------------------

Total Return Portfolio
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2008

     Total  Return  Portfolio  is a mutual  fund that  seeks to  maximize  total investment  return  by  allocating  its  assets  among  investments  in  stocks, corporate bonds, U.S. government securities and money market instruments.

     Shares of the  Portfolio  are sold  only as an  underlying  investment  for variable life insurance policies, variable annuity contracts and other insurance company  separate  accounts.  A prospectus  for the  insurance  product you have selected  accompanies  this  prospectus and explains how to select shares of the
Portfolio as an investment under that insurance  product,  and which share class you are eligible to purchase.

     This  prospectus  contains  important  information  about  the  Portfolio's
objective,   investment  policies,   strategies  and  risks.  Please  read  this
prospectus (and your insurance product  prospectus)  carefully before you invest and keep them for future reference about your investment.

As with all mutual funds, the Securities and
Exchange Commission has not approved or disapproved
the Portfolio's securities nor has it determined
that this prospectus is accurate or complete. It is
a criminal offense to represent otherwise.

Contents

                  About the Portfolio
-------------------------------------------------------------------------------------------------------------------

                  The Portfolio's Investment Objective and Principal Investment
                        Strategies

                  Main Risks of Investing in the Portfolio

                  The Portfolio's Past Performance

                  Fees and Expenses of the Portfolio

                  About the Portfolio's Investments

                  How the Portfolio is Managed

                  Investing in the Portfolio
-------------------------------------------------------------------------------------------------------------------

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

About the Portfolio

The Portfolio's Investment Objective and Principal Investment Strategies

What Is the Portfolio's Investment Objective? The Portfolio seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.

What Does the Portfolio Invest In? The Portfolio invests mainly in common stocks, corporate bonds, U.S. government securities (including mortgage-related securities), and short-term notes. The Portfolio's investment manager,
OppenheimerFunds, Inc. (the "Manager"), can allocate the Portfolio's investments among these different types of securities in different proportions at different times to seek the Portfolio's goal. That allocation is based on the Manager's judgment of where the best opportunities are after evaluating market and economic conditions.

         Normally, at least 25% of the Portfolio's total assets will be invested in fixed income securities. Otherwise, the Portfolio is not required to allocate its investments among stocks, corporate bonds, U.S. government securities and money market instruments in any fixed proportion and the relative weighting of those asset classes in the Portfolio's holdings will change over time.
Therefore, the Portfolio might have some of its assets invested in each asset class or it might not invest in certain asset classes at times.

o Stocks. The Portfolio can buy a variety of domestic and foreign stocks and other equity investments, including common and preferred stocks, warrants and securities convertible into common stock. The Portfolio can buy securities of companies of different market capitalization ranges. Currently, the Portfolio invests primarily in the securities of domestic large capitalization companies.
There are limits on the Portfolio's investments in foreign securities.

o Debt Securities. The Portfolio can invest in a variety of debt securities, including securities issued or guaranteed by the U.S. government and its agencies and federally-chartered corporate entities referred to as
"instrumentalities." The Portfolio can buy mortgage-related securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S.
government or private issuers. It can also buy municipal securities, foreign government securities, and domestic and foreign corporate debt obligations. The
Portfolio can buy bonds rated below investment grade (these are commonly called
"junk bonds"), but currently limits these investments to not more than 5% of its assets.

o Money Market Instruments. The Portfolio can hold money market instruments, such as short-term U.S. government securities, commercial paper and bank instruments as part of its normal investment program, or for cash management purposes, or as a defensive investment when the Manager believes that the securities markets are unstable.

         The Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Portfolio's Investments," below.

         |X| How Do the Portfolio Managers Decide What Securities to Buy or
Sell? In selecting securities for purchase or sale by the Portfolio, the portfolio managers follow an investment process that uses quantitative tools to analyze market dynamics and economic trends to help determine the allocation of the Portfolio's investments over different asset classes. In selecting stocks for the Portfolio, the portfolio managers use a systematic and disciplined quantitative investment style. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the investment selection process includes the strategies described below:

|_|               In selecting stocks, the portfolio managers use proprietary quantitative valuation techniques, which incorporate data
                  derived from qualitative fundamental research, to identify stocks within the S&P 500 Index that they consider to be
                  temporarily undervalued by various measures. Individual stocks are selected for the Portfolio using a ranking process based on those valuation models.
|_|               The portfolio managers use both quantitative and fundamental analytical tools, including internal research and reports by other market analysts, to identify stocks within the selected universe that may provide growth opportunities, for example, by selecting stocks of issuers that have better earnings,
                  cash flow, revenues and/or other favorable characteristics than analysts have expected.  The portfolio managers, in
                  essence, seek to choose stocks having prices that are
                  relatively low in relation to what they consider to be the stocks' real worth or future prospects with the expectation that these stocks will increase in value when the market
                  re-evaluates the issuers.
|_|               Seeking to reduce overall risks, the portfolio managers
                  diversify the Portfolio's equity positions by allocating
                  investments among industries within the S&P 500 Index.

         In selecting fixed income securities for purchase or sale by the
Portfolio, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors. The portfolio managers' overall strategy is to build a broadly diversified portfolio of corporate and government bonds. The portfolio managers currently focus on the factors below (which may vary in particular cases and may change over time), looking for:

|_| Debt securities in market sectors that offer attractive relative value.
|_| Investment-grade securities that offer more income than U.S. treasury obligations with a good balance of risk and return.
|_| High income potential from different types of corporate and government securities.
|_| Broad portfolio diversification to help reduce the volatility of the
    Portfolio's share prices.

         The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.
Generally, the "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, on stock and fixed income investments, and generally includes appreciation from decreases in interest rates, improving credit fundamentals for a particular sector or security, and managing pre-payment risks associated with mortgage-related securities, as well as other techniques.

Who Is the Portfolio Designed For? The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking total investment return over the long term from a flexible portfolio investing in different asset classes, including stocks, bonds and money market instruments. Because the Portfolio invests a portion of its assets in stocks, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. Since the Portfolio's income level will fluctuate, it is not designed for investors needing an assured level of current income. The Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

         All investments carry risks to some degree. The Portfolio's investments are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Manager will cause the Portfolio to underperform other funds having similar objectives.

|X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times can be great. Because the Portfolio typically has substantial investments in common stocks, the value of the Portfolio's investment holdings will be affected by changes in the stock markets. Market risk will affect the Portfolio's net asset value per share, which will fluctuate as the values of the Portfolio's investments change.

         A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Portfolio's stock investments are primarily in
U.S. issuers, its share price will be affected by changes in U.S. stock markets.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer.
The Portfolio invests in securities of large companies but it can also buy stocks of small and medium-size companies, which may have more volatile stock prices than stocks of large companies.

         Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Portfolio increases the relative emphasis of its investments in a particular industry, its share values can fluctuate in response to events affecting that industry.

         |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Portfolio's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Portfolio's shares may be reduced. While the Portfolio's investments in U.S. government securities are subject to little credit risk, the Portfolio's other investments in debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default.

         |X| Interest Rate Risks. The prices of debt securities, including U.S.
government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The
Portfolio's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Portfolio's investments in debt securities.

         |X| Prepayment Risk. Prepayment risk occurs when the mortgages
underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually, when interest rates fall) and the issuer of the security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk, including the CMOs and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss than other debt securities when interest rates rise.

         The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. The Portfolio might have to reinvest the proceeds of prepaid securities in new securities offering lower yields. Additionally, the Portfolio can buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose the portion of its principal investment represented by the premium the
Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Derivative Investments. The Portfolio can use a number of different kinds of
"derivative" instruments to seek greater investment returns or to hedge against declines in the value of the Portfolio's other portfolio investments. In general terms, a derivative investment is an investment contract whose value depends on
(or is derived from) the value of an underlying asset, interest rate, index or other variable. In the broadest sense, put and call options, futures contracts, forward contracts, swap contracts, mortgage-related securities and CMOs, asset backed securities and "stripped" securities are considered "derivative"
investments. The Portfolio, however, does not currently use derivatives to a significant degree and is not required to use them to seek its investment objective.

Securities, indices or other variables underlying a derivative may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. If the issuer of the derivative does not pay the amount due, the Portfolio can lose money on the investment. Certain derivative investments held by the Portfolio may be illiquid. The Portfolio has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Portfolio to lose money on its investments and the prices of its shares to decline.

|_| Credit Default Swaps. The Portfolio may enter into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Portfolio and the swap counterparty.

         If the Portfolio buys credit protection using a credit default swap, the Portfolio will make fixed payments to the counterparty. If a credit event occurs, the Portfolio will deliver the defaulted bonds underlying the swap and the swap counterparty will pay the par amount of the bonds. If the Portfolio sells credit protection using a credit default swap, the Portfolio will receive fixed payments from the counterparty. If a credit event occurs, the Portfolio will pay the par amount of the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional amount.

         Credit default swaps are subject to counterparty credit risk (if the counterparty fails to meet its obligations). They are subject to the risk that the Portfolio will not properly assess the cost of the instrument. If the
Portfolio is selling credit protection, there is a risk that a credit event will occur and that the Portfolio will have to pay par value on defaulted bonds. If the Portfolio is buying credit protection, there is a risk that no credit event will occur and the Portfolio will receive no benefit for the premium paid.

         How Risky is the Portfolio Overall? The risks described above collectively form the risk profile of the Portfolio and can affect the value of the Portfolio's investments, its investment performance and its price per share.
These risks mean that you can lose money by investing in the Portfolio. When you redeem your shares, they may be worth more or less than what you paid for them.

         However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events. There is no assurance that the Portfolio will achieve its investment objective. In the short term, the stock markets can be volatile, and the price of the Portfolio's shares will go up and down as a result. The Portfolio's income-oriented investments may help cushion the Portfolio's total return from changes in stock prices, but fixed-income securities have their own risks, such as the risk of default and changes in value when interest rates change. The Portfolio seeks to reduce the effects of these risks by diversifying its investments over different asset classes. The Portfolio may be less volatile than funds that invest only in stocks but may be more volatile than funds that invest solely in investment grade bonds.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Portfolio, by showing changes in the Portfolio's performance from year to year for the last ten calendar years and by showing how the average annual total returns of the Portfolio's shares compare to those of broad-based market indices. The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 12.35% (4QTR98) and the lowest return (not annualized) for a calendar quarter was -11.40% (3QTR02).

------------------------------------------------ ----------------------- ---------------------- ---------------------
Average Annual Total Returns for the periods

ended December 31, 2007

                                                         1 year                 5 Years               10 Years

------------------------------------------------ ----------------------- ---------------------- ---------------------
------------------------------------------------ ----------------------- ---------------------- ---------------------

Total Return Portfolio                                   5.82%                  10.42%                 3.36%
(inception 9/30/82)

------------------------------------------------ ----------------------- ---------------------- ---------------------
------------------------------------------------ ----------------------- ---------------------- ---------------------

S&P 500 Index (reflects no deduction for fees,           5.49%                  12.82%                 5.91%
expenses or taxes)

------------------------------------------------ ----------------------- ---------------------- ---------------------
------------------------------------------------ ----------------------- ---------------------- ---------------------
Merrill Lynch Corporate

Gov't Master Index (reflects no deduction for            7.27%                   4.45%                 6.03%
fees, expenses or taxes)

------------------------------------------------ ----------------------- ---------------------- ---------------------

The Portfolio's average annual total returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Portfolio and assume that all dividends and capital gains distributions have been reinvested in additional shares. The
Portfolio's performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market and to the Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. The indices' performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Portfolio's investments vary from those in the indices.

The Portfolio's  total returns should not be expected to be the same as the returns of other  Oppenheimer  funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Portfolio

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Portfolio. The Portfolio pays a variety of expenses directly for management of its assets, administration and other services. Those expenses are subtracted from the Portfolio's assets to calculate the Portfolio's net asset values per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the Portfolio's expenses during its fiscal year ended December 31, 2007.

Shareholder Fees. The Portfolio does not charge an initial sales charge to buy shares or to reinvest dividends. There are no redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

----------------------------------------------------------- -----------------------------------------------

Annual Portfolio Operating Expenses (deducted from
Portfolio assets):
(% of average daily net assets)

----------------------------------------------------------- -----------------------------------------------
----------------------------------------------------------- -----------------------------------------------

                                                                          Non-Service Shares

----------------------------------------------------------- -----------------------------------------------
----------------------------------------------------------- -----------------------------------------------

Management Fees                                                                 0.63%*

----------------------------------------------------------- -----------------------------------------------
----------------------------------------------------------- -----------------------------------------------
Distribution and Service (12b-1) Fees                                            N/A
----------------------------------------------------------- -----------------------------------------------
----------------------------------------------------------- -----------------------------------------------

Other Expenses                                                                  0.05%

----------------------------------------------------------- -----------------------------------------------
----------------------------------------------------------- -----------------------------------------------

Total Annual Operating Expenses                                                 0.68%

----------------------------------------------------------- -----------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Portfolio pays. The
Portfolio's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Portfolio's fiscal year ended
December 31, 2007, the transfer agent fees did not exceed the expense limitation described above. The Portfolio also receives certain credits from the
Portfolio's custodian that, during the fiscal year, reduced its custodial expenses by less than 0.01% of average daily net assets. After these waivers and credits, the "Other Expenses" and "Total Annual Operating Expenses" were the same as shown above.

*The Portfolio's management fee was 0.625% for the fiscal year and has been rounded for purposes of the Fee Table above and the Expense Example below.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the
Portfolio's operating expenses remain the same. Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

-------------------------------- --------------------- -------------------- ------------------- -------------------
                                        1 Year               3 Years             5 Years             10 Years
-------------------------------- --------------------- -------------------- ------------------- -------------------
-------------------------------- --------------------- -------------------- ------------------- -------------------

Non-Service Shares                       $70                  $218                 $380                $849

-------------------------------- --------------------- -------------------- ------------------- -------------------

About the Portfolio's Investments

The Portfolio's Principal Investment Policies and Risks. The allocation of the
Portfolio's investment holdings among the different investments will vary over time based upon the Manager's evaluation of economic and market trends. The
Portfolio's holdings might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

         The Manager tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer. Also, the
Portfolio does not concentrate 25% or more of its investments in any one industry.

         |X| Stocks and Other Equity Investments. The Portfolio can invest in the equity securities of issuers that may be of small, medium or large capitalization, to seek total investment return. The Portfolio's stock investments mainly are common stocks but it can also invest in other equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The Portfolio can buy securities issued by domestic or foreign companies. However, the Portfolio's investments in stocks are currently focused on those of U.S. issuers.

         The Portfolio's equity investments may be exchange-traded or over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities, and stocks of companies with smaller capitalizations have a greater risk of volatility than stocks of larger companies.

Risks of  Small-  and  Mid-Cap  Stocks.  Stocks  of  small-  and  mid-sized companies may have more limited  product lines or markets for their  products or more  limited  access to  financial  resources  than  larger,  more  established companies.  Their stocks may be more  volatile  and/or less liquid than those of larger issuers.  That means the Portfolio could have greater  difficulty selling these  securities  at an  acceptable  price,  especially  in  periods  of market volatility. That factor increases the potential for losses to the Portfolio.

         To the extent that the Portfolio invests significantly in small-cap equity securities, which may be traded infrequently, investors may seek to trade
Portfolio shares based on their knowledge or understanding of the value of those types of small-cap equity securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the Portfolio may have difficulty selling those securities at advantageous times or prices.
Successful price arbitrage activities might also dilute the value of Portfolio shares held by other shareholders.

                  |_| Sector Focus. At times the Portfolio may increase the
relative emphasis of its investments in a particular sector. The prices of stocks of issuers in a sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.
To the extent that the Portfolio increases the relative emphasis of its investments in a particular sector, its share values may fluctuate in response to events affecting that sector.

                  |_| Convertible Securities. Many convertible securities are a
form of debt security, but the Manager regards some of them as "equity substitutes" because of their conversion feature. In those cases, their ratings have less impact on the Manager's investment decision than in the case of other debt securities. The Portfolio's investments in convertible securities may include securities rated as low as "B" by Moody's Investor Services, Inc. or
Standard & Poor's Rating Service or that have comparable ratings by other national rating organizations or, if they are unrated, have an equivalent rating assigned by the Manager. Those ratings are below "investment grade" and the securities are subject to greater risk of default by the issuer than investment grade securities.

         |X| Corporate Bonds and U.S. Government Securities. The Portfolio can
buy debt securities that are rated by nationally-recognized rating organizations as well as unrated securities assigned an equivalent rating by the Manager. The
Portfolio's debt investments may be "investment grade" (that is, in the four highest rating categories of a national rating organization) or may be securities that are below investment grade (sometimes called "junk bonds"), rated as low as "B," as described above in "Convertible Securities." The
Portfolio does not invest more than 10% of its total assets in unrated debt securities.

         While the Portfolio can invest as much as 20% of its total assets in debt securities and preferred stocks rated below investment-grade, currently it does not intend to invest more than 5% of its total assets in these investments.
While the Portfolio is not required to sell a security that falls below that rating after the Portfolio buys it, the Manager will monitor the Portfolio's holdings to determine whether to sell these securities.

                  |_| Special Credit Risks of Lower-Grade Securities. All
corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. While investment-grade securities are subject to risks of non-payment of principal and interest, in general higher-yielding, lower-grade bonds, whether rated or unrated, have greater risks of default than investment-grade securities. U.S. government securities are subject to little credit risk. Because the Portfolio can invest in securities rated below investment grade to seek high income, the Portfolio's credit risks are greater than those of Portfolios that buy only investment grade bonds.

         Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These securities may be subject to greater market fluctuations than investment grade securities. There may be less of a market for them and therefore they may be harder to value and to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds.
These risks mean that the Portfolio's net asset value per share could be reduced by declines in value of these securities, and it might not earn the income or return of principal it expects.

                  |_| U.S. Government Securities. The Portfolio can invest in
securities issued or guaranteed by the U.S. Treasury or other government agencies or instrumentalities. These are referred to as "U.S. government securities" in this prospectus. They can include CMOs and other mortgage-related securities.

o U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from more than one year to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Portfolio can buy U.S. Treasury securities that have been "stripped" of the interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury
Inflation-Protection Securities ("TIPS"). Although not rated, Treasury obligations have little credit risk but prior to maturity are subject to interest rate risk.

o Obligations of U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association ("Fannie Maes").
Others are supported only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation ("Freddie Mac").

o Mortgage-Related U.S. Government Securities. The Portfolio can buy interests in pools of residential or commercial mortgages, in the form of CMOs and other
"pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S.
government agency.

         The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

         If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Portfolio may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Portfolio's total return.

         When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Portfolio's share prices.

                  |_| Private-Issuer Mortgage-Backed Securities. The Portfolio
can invest in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Private issuer securities are subject to the credit risks of the issuers as well as the interest rate risks and prepayment risks of CMOs, discussed above, although in some cases they may be supported by insurance or guarantees. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans.
They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.

                  |_| Asset-Backed Securities. The Portfolio can buy
asset-backed securities, which are fractional interests in pools of loans collateralized by loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to prepayment risks, and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

                  |_| Money Market Instruments and Short-Term Debt Securities.
The Portfolio can invest in a variety of short-term debt obligations having a maturity of one year or less. These include:

o Money market instruments, which in general are debt obligations rated in the top two rating categories of national rating organizations (or that are unrated instruments that have equivalent ratings assigned by the Manager). Examples include commercial paper of domestic issuers or foreign companies (if the foreign issuers have assets of $1 billion or more).

o Short-term debt obligations of the U.S. government or corporations.

o Obligations of domestic or foreign banks or savings and loan  associations, such as certificates of deposit and bankers' acceptances.

         The yields on shorter-term debt obligations tend to be less than on longer-term debt. Therefore, this strategy might help preserve principal but might reduce opportunities to seek growth of capital as part of the Portfolio's objective of total return. Under normal market conditions this strategy may be used as part of the Portfolio's normal investment program or for cash management or liquidity purposes. Under abnormal market conditions, the Portfolio could invest up to 100% of its assets in those instruments for defensive purposes.

Portfolio Turnover. The Portfolio may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Portfolio (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Portfolio's turnover rates during prior fiscal years.

         |X| Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the
Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of
1940 (the "Investment Company Act") that apply to publicly-sold mutual funds.

         Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

Can the Portfolio's Investment Objective and Policies Change? The Board of
Directors (the "Board" or the "Directors") can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares. The Portfolio's investment objective is not a fundamental policy, but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Portfolio can also use the investment techniques and strategies described below. The Portfolio might not always use all of them. These techniques involve certain risks, although some are designed to help reduce overall investment or market risks.

         |X| Foreign Investing. The Portfolio can buy equity or debt securities of companies and debt securities of governments in any country, developed or underdeveloped. As a non-fundamental policy, the Portfolio cannot invest more than 10% of its total assets in foreign securities. As an exception to that restriction, the Portfolio can invest up to 25% of its total assets in foreign equity or debt securities that are:

|_|      issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities,
|_|      assumed or guaranteed by domestic issuers (including Eurodollar securities), or
|_|      issued, assumed or guaranteed by foreign issuers that have a class of securities listed for trading on the New York Stock Exchange (the "NYSE").

         While foreign securities offer special investment opportunities, there are also special risks, such as foreign taxation, risks of delays in settlements of securities transactions, and the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S.
dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

         Additionally, if the Portfolio invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the NYSE that day, when the Portfolio's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Portfolio's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

         |X| "When-Issued" and "Delayed-Delivery" Transactions. The Portfolio
can purchase securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security. There is a risk of loss to the Portfolio if the value of the when-issued security declines prior to the settlement date. No income accrues to the Portfolio on a when-issued security until the Portfolio receives the security on settlement of the trade. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested.

         |X| Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.
That might make it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

         |X| Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to sell it to the vendor for delivery at a future date. Delays or losses could occur if the other party to the agreement defaults or becomes insolvent. These are used primarily for cash management and liquidity purposes.

         |X| Zero-Coupon and "Stripped" Securities. Some of the U.S. government debt securities the Portfolio buys are zero-coupon bonds that pay no interest.
They are issued at a substantial discount from their face value. "Stripped"
securities are the separate income or principal components of a debt security.
Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

         Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero coupon securities without receiving the actual cash currently. Stripped securities are particularly sensitive to changes in interest rates.

         The values of interest-only mortgage related securities are also very sensitive to prepayments of underlying mortgages. When prepayments tend to fall, the timing of the cash flows to principal-only securities increases, making them more sensitive to changes in price. The market for some of these securities may be limited, making it difficult for the Portfolio to value them or to dispose of its holdings at an acceptable price.

Investments in Oppenheimer Institutional Money Market Fund. The Portfolio can
invest its free cash balances in Class E shares of Oppenheimer Institutional
Money Market Fund, to provide liquidity or for defensive purposes. The Portfolio invests in Oppenheimer Institutional Money Market Fund rather than purchasing individual short-term investments to try to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Portfolio directly. At the time of an investment, the Manager cannot always predict what the yield of the Oppenheimer Institutional Money
Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Portfolio will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market
Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Portfolio's advisory fee to the extent of the Portfolio's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money
Market Fund.

PORTFOLIO HOLDINGS. The Portfolio's holdings are included in semi-annual and annual reports that are distributed to shareholders of the Portfolio within 60 days after the close of the period for which such report is being made. The
Portfolio also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the Securities and Exchange
Commission. Therefore, portfolio holdings of the Portfolio are made publicly available no later than 60 days after the close of each of the Portfolio's fiscal quarters.

         A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's
Statement of Additional Information.

How the Portfolio Is Managed

The Manager. The Manager chooses the Portfolio's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board, under an investment advisory agreement that states the
Manager's responsibilities. The agreement sets the fees the Portfolio pays to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.

         The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $240 billion in assets as of March 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

         |X| Advisory Fees. Under the investment advisory agreement, the
Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.625% of the first $600 million of average daily net assets of the Portfolio, and 0.450% of average daily net assets in excess of $600 million. The Portfolio's management fee for its last fiscal year ended December 31, 2007 was 0.625% of average annual net assets.

         A discussion regarding the basis for the Boards' approval of the
Portfolio's investment advisory contract is available in the Portfolio's Annual
Report to shareholders for the year ended December 31, 2007.

         |X| Portfolio Managers. The portfolio manager of the Portfolio's equity component is David Schmidt. He is the person primarily responsible for the day-to-day management of the Portfolio's equity investments. Mr. Schmidt has been a Vice President and portfolio manager of the Portfolio since July 2003. He has been the Chief Investment Officer since July 2003, the Deputy Chief
Investment Officer from June 2002 to June 2003 and the Director of Product
Development since December 1999 to present and an analyst from August 1994 to
December 1999 of Trinity Investment Management Corporation, a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.

Since April 2002, the Portfolio's fixed-income component has been managed by a portfolio management team comprised of Angelo Manioudakis, Benjamin Gord,
Geoffrey Caan, Antulio Bomfim and Thomas Swaney. This portfolio management team is primarily responsible for the day-to-day management of the fixed-income component of the Portfolio.

Mr. Manioudakis has been a Vice President and portfolio manager of the Portfolio and a Senior Vice President of the Manager since April 2002. He is also a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Mr. Manioudakis was an executive director and portfolio manager for
Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from August 1993 through April 2002.

Mr. Gord has been a Vice President and portfolio manager of the Portfolio since
December 2004 and a Vice President of the Manager since April 2002. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Gord was an executive director and a senior fixed income analyst at Miller Anderson &
Sherrerd, a division of Morgan Stanley Investment Management from April 1992 through March 2002.

Mr. Caan has been a Vice President and portfolio manager of the Portfolio since
December 2004 and a Vice President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr.
Caan was a vice president of ABN AMRO N.A., Inc. from June 2002 through August
2003, and a vice president of Zurich Scudder Investments from January 1999 through June 2002.

Mr. Bomfim has been a Vice President and portfolio manager of the Portfolio since December 2004 and a Vice President of the Manager since October 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.
Mr. Bomfim was a Senior Economist at the Board of Governors of the Federal
Reserve System from June 1992 to October 2003.

Mr. Swaney has been a Vice President and portfolio manager of the Portfolio and a Vice President of the Manager since April 2006. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Swaney was a senior analyst of the Manager's High Grade Investment Team from June 2002 to March
2006. Prior to joining the Manager in June 2002, Mr. Swaney was a senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley
Investment Management, from May 1998 through May 2002.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Portfolio shares.

|X| Possible Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Portfolio and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Portfolio. That may result in another such fund or account holding investment positions that are adverse to the Portfolio's investment strategies or activities. For example, the Portfolio may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

         Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Portfolio. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the
Portfolio. At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the Portfolio invests
in. For example, the Portfolio may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

         The Manager and its affiliates are not obligated to make available to the Portfolio's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Portfolio and, as a result, the value of securities held by the Portfolio or the Portfolio's investment strategies may be adversely affected. The Portfolio's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Portfolio may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

         The Portfolio offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

         The Portfolio's Board of Directors has procedures to monitor the
Portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Portfolio's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.

Investing In The Portfolio

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolio directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Portfolio shares may interfere with the Manager's ability to manage the Portfolio's investments, may increase the Portfolio's transaction and administrative costs and/or may affect the Portfolio's performance. For example, if large dollar amounts were involved in redemption transactions, the Portfolio might be required to sell portfolio securities at unfavorable times to meet such redemption requests, and the Portfolio's transaction or administrative expenses might be increased. The extent to which the Portfolio might be affected by such trading activity would depend on various factors, such as the current asset size of the Portfolio, the nature of its investments, the amount of Portfolio assets the portfolio managers maintain in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity. The Manager and the Portfolio's Board of
Directors have adopted the following policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

         The Transfer Agent and Oppenheimer Funds Distributor, Inc., the
Portfolio's distributor, ("the Distributor"), on behalf of the Portfolio, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Portfolio shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer"
out of the Portfolio within 30 days of buying Portfolio shares (by the sale of the recently purchased Portfolio shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Portfolio and to execute Portfolio instructions to restrict trading in Portfolio shares.

         A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Portfolio's in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that the Portfolio has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Monitoring the Policies. The Portfolio's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Portfolio's transfer agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The Transfer
Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer
Agent, the Distributor and the Portfolio, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

         The Transfer Agent will attempt to monitor the net effect on the
Portfolio's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

         The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Portfolio.
The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

         There is no guarantee that the policies and procedures described above will be effective to enable the Portfolio's Transfer Agent to identify and deter excessive short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Portfolio.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent may
refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio can only be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer
Agent.

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share. The
Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Portfolio calculates the net asset value per share as of the close of the NYSE, on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00
p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

         The net asset value per share on a "regular business day" is determined by dividing the value of the Portfolio's net assets by the number of shares outstanding on that day. To determine net asset values, the Portfolio assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the
Board of Directors believes accurately reflects the fair value.

         The Board has adopted valuation procedures for the Portfolio and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Portfolio.
Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Portfolio uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Portfolio's securities, although it may not always be able to accurately determine such values. There can be no assurance that the
Portfolio could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Portfolio determines its net asset value per share. In addition, the discussion of "time-zone arbitrage" describes effects that the Portfolio's fair value pricing policy is intended to counteract.

         If, after the close of the principal market on which a security held by the Portfolio is traded and before the time as of which the Portfolio's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

         The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

         The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Portfolio shares on a regular business day, provided that the
Portfolio receives the order from the insurance company, generally by 9:30 a.m.
EST on the next regular business day at the offices of its Transfer Agent in
Colorado.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Portfolio. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Portfolio to these financial intermediaries. These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Portfolio" in this prospectus because they are not paid by the Portfolio.

       "Financial intermediaries" are firms that offer and sell Portfolio shares to their clients, or provide shareholder services to the Portfolio, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Portfolio's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

       In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Portfolio and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Portfolio or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the
Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Portfolio for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the
Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (FINRA),
formerly known as the NASD) designed to increase sales representatives'
awareness about Oppenheimer funds, including travel and lodging expenditures.
However, the Manager does not consider a financial intermediary's sale of shares of the Portfolio or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

       Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Portfolio shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the
Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

       Payments may also be made by the Manager, the Distributor or the Transfer
Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Portfolio shares through the intermediary. Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

       The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Portfolio or its transfer agent to request a redemption of Portfolio shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the
Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company, generally by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado. The participating insurance company must receive that order before the close of the
NYSE (usually 4:00 p.m. Eastern time). The Portfolio normally sends payment by
Federal Funds wire to the insurance company's account on the next business day after the Portfolio receives the order (and no later than seven days after the
Portfolio's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Portfolio intends to declare dividends from net investment income, if any, on an annual basis. The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

         All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

         This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the
Portfolio's financial performance for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Statement of
Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                          2007         2006         2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  1.49      $  1.37      $  1.34      $  1.25      $  1.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .04 1        .04 1        .03 1        .03 1        .03
Net realized and unrealized gain                                   .04          .12          .03          .09          .19
                                                               ------------------------------------------------------------
Total from investment operations                                   .08          .16          .06          .12          .22
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.04)        (.04)        (.03)        (.03)        (.04)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  1.53      $  1.49      $  1.37      $  1.34      $  1.25
                                                               ============================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                5.82%       11.70%        4.78%        9.47%       21.10%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $   216      $   240      $   261      $   303      $   328
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                               $   231      $   247      $   277      $   311      $   313
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                             2.84%        2.74%        2.34%        2.00%        2.15%
Total expenses                                                    0.68% 4      0.66% 4      0.69%        0.66%        0.67%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                               0.68%        0.66%        0.68%        0.66%        0.67%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            107% 5       151% 5       149% 5       144% 5       292%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2007        0.68%
      Year Ended December 31, 2006        0.66%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS    SALE TRANSACTIONS
-----------------------------------------------------------------------------
Year Ended December 31, 2007               $ 184,746,936        $ 185,640,788
Year Ended December 31, 2006               $ 299,867,320        $ 323,936,795
Year Ended December 31, 2005               $ 557,799,525        $ 563,615,189
Year Ended December 31, 2004               $ 739,617,290        $ 758,374,784

                           22 | TOTAL RETURN PORTFOLIO

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INFORMATION AND SERVICES
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
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For More Information on TOTAL RETURN PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
The following additional information about the Portfolio is available without charge upon request:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Statement of Additional Information
This document includes additional information about the Portfolio's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semi-Annual Reports
Additional information about the Portfolio's investments and performance is available in the Portfolio's Annual and Semi-Annual Reports to shareholders. The
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
How to Get More Information
-------------------------------------------------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Portfolio's privacy policy:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
By Telephone:
Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
-------------------------------------------------------------------------------------------------------------------
Denver, Colorado 80217-5270
-------------------------------------------------------------------------------------------------------------------

On the Internet:
You can request these documents by e-mail or through the OppenheimerFunds website.
You may also read or download certain documents on the OppenheimerFunds website at: www.oppenheimerfunds.com.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Information about the Portfolio including the Statement of Additional
Information can be reviewed and copied at the Securities and Exchange
Commission's Public Reference Room in Washington, D.C. Information on the
operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1.202.551.8090. Reports and other information about the Portfolio are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and
Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington, D.C.
20549-0102. No one has been authorized to provide any information about the
Portfolio or to make any representations about the Portfolio other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Portfolio, nor a solicitation of an offer to buy shares of the Portfolio, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Portfolio's Securities and Exchange Commission File No. 811-3255

PR0609.001.0408                       [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                            Appendix to prospectus of
                           Panorama Series Fund, Inc.
                             Total Return Portfolio

         Graphic material included in the prospectus of Total Return Portfolio:
"Annual Total Returns (as of 12/31 each year)":

         A bar chart will be included in the prospectus of Total Return
Portfolio (the "Portfolio") depicting the annual total returns of a hypothetical investment in shares of the Portfolio for each of the ten most recent calendar years. Set forth below are the relevant data points that will appear in the bar chart:

       --------------------------------------- -------------------------------------
       Calendar Year Ended 12/31                       Annual Total Return
       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------

       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------
                        1998                                  10.90%
       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------
                        1999                                  -1.54%
       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------
                        2000                                  -2.51%
       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------
                        2001                                  -6.94%
       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------
                        2002                                 -14.45%
       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------
                        2003                                  21.10%
       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------
                        2004                                  9.47%
       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------
                        2005                                  4.78%
       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------
                        2006                                  11.70%
       --------------------------------------- -------------------------------------
       --------------------------------------- -------------------------------------

                        2007                                  5.82%

       --------------------------------------- -------------------------------------

-------------------------------------------------------------------------------------------------------------------
Panorama Series Fund, Inc.
-------------------------------------------------------------------------------------------------------------------

6803 S. Tucson Way, Centennial, Colorado 80112-3924

1.800.981.2871

Statement of Additional Information dated April 29, 2008

     Panorama  Series Fund,  Inc. is an  investment  company with three  series, referred to as  "Portfolios"  in this  document.  Each  Portfolio  is a separate mutual fund having its own objective,  investments,  strategies  and risks.  The
Portfolios are:

|_| Growth Portfolio
|_| Oppenheimer International Growth Fund/VA
|_| Total Return Portfolio

-------------------------------------------------------------------------------------------------------------------
Shares of the Portfolios are sold only as the underlying investments for variable life insurance policies, variable annuity contracts and other products for insurance company separate accounts. Shares are not available for sale directly to investors.
-------------------------------------------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Portfolios, and supplements information in the Prospectuses dated April 29, 2008, of the Portfolios. This document should be read together with the Prospectuses. You can obtain a
Prospectus by writing to the Portfolios' Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer
Agent at the toll-free number shown above.

Contents
                                                                                                        Page

About the Portfolios
Additional Information About Investment Policies and Risks..............................................
     Investment Policies................................................................................
     Other Investment Techniques and Strategies.........................................................
     Investment Restrictions............................................................................
     Disclosure of Portfolio Holdings...................................................................
How the Portfolios are Managed .........................................................................
     Organization and History...........................................................................
     Directors and Officers of the Portfolios...........................................................
     The Manager........................................................................................

Brokerage Policies of the Portfolios....................................................................
Distribution and Service Plans (Service Shares Only)....................................................
Payments to Portfolio Intermediaries....................................................................
Performance of the Portfolios...........................................................................

Investing In the Portfolios
How To Buy and Sell Shares..............................................................................
Dividends, Capital Gains and Taxes......................................................................
Additional Information About the Portfolios.............................................................

Financial Information About the Portfolios
Independent Registered Public Accounting Firm's Report..................................................
Financial Statements....................................................................................

Appendix A: Ratings Definitions.........................................................................  A-1

A B O U T  T H E  P O R T F O L I O S

Additional Information About Investment Policies and Risks

         The investment objectives, the principal investment policies and the main risks of each Portfolio are described in the Prospectus for that Portfolio.
This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities that the
Portfolios' investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Portfolios. Additional information is also provided about the strategies that each Portfolio may use to try to achieve its objective.

Investment Policies. The composition of the investment portfolio of each
Portfolio and the techniques and strategies that the Manager uses in selecting investment securities will vary over time. The Portfolios are not required to use all of the investment techniques and strategies described below at all times in seeking their goal. They may use some of the special investment techniques and strategies at some times or not at all.

         In the discussion of the investment strategies of the Portfolios below, the Portfolios are categorized according to the types of investments they primarily make. Total Return Portfolio, Growth Portfolio and Oppenheimer
International Growth Fund/VA are referred to as "Equity Portfolios," because they invest mainly or substantially in common stocks and other equity securities. However, when a Portfolio is referred to in general, the discussion below of particular investments and strategies indicates which Portfolios can use that investment or technique as part of their investment program. For example, some investments can be held by only some of the Portfolios and some can be held by all. Please refer to the Prospectus of a particular Portfolio for an explanation of its principal investment policies and risks.

         |X| Equity Securities. The Equity Portfolios invest in equity
securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected for some of the Portfolios not only for their appreciation possibilities but because they may provide dividend income.

         The capitalization ranges of the issuers of equity securities that particular Portfolios invest in are discussed in the Prospectuses. Some of the
Portfolios may emphasize securities of issuers in one or more capitalization ranges, such as mid-cap and large-cap issuers. "Capitalization" refers to the market capitalization of a company, which, in general terms, is the value of a company determined by the total market value of its issued and outstanding common stock. There are no fixed dollar amounts for particular capitalization ranges, and the ranges currently used by the Portfolios may change over time as investors change their views as to what, for example, a "small-cap" company is in relation to "mid-cap" and "large-cap" as the stock market changes. Different
Portfolios may also have different definitions of what constitutes a small-, mid- or large-cap issuer.

         Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies.
Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies.
Therefore, to the degree that a Portfolio has investments in smaller capitalization companies at times of market volatility, that Portfolio's share price may fluctuate more. Those investments may be limited to the extent the
Manager believes that such investments would be inconsistent with the
Portfolio's investment objective.

              |_| Growth Companies (All Equity Portfolios). The Equity
Portfolios can invest in securities of "growth" companies. Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value.
They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of characteristics that in the view of the portfolio manager of a Portfolio defines them as "growth" issuers.

         Growth companies may include companies that are generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the portfolio manager believes are favorable for the long term.

              |_| Preferred Stocks (All Equity Portfolios). Preferred stock,
unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

              |_| Convertible Securities (All Equity Portfolios). While some
convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into the issuer's common stock) may cause a portfolio manager to regard them as "equity equivalents." In those cases, the rating assigned to the security has less impact on the portfolio manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. Convertible debt securities are subject to the credit risks and interest rate risks described below in "Debt
Securities."

         The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

         To determine whether convertible securities should be regarded as
"equity equivalents," the portfolio managers typically examine the following factors:
(1)           whether, at the option of the investor, the convertible security can be exchanged for a fixed number of
              shares of common stock of the issuer,
(2)           whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
              (considering the effect of conversion of the convertible
              securities), and
(3)           the extent to which the convertible security may be a defensive
              "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

              |_| Rights and Warrants (All Equity Portfolios). Warrants
basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         |X| Foreign Securities (All Equity Portfolios). Each Equity Portfolio
can invest in foreign securities, consistent with any limitations a Portfolio may have on foreign investing set forth in its Prospectus or this Statement of
Additional Information. These may include debt and equity securities issued by companies or governmental issuers in developed countries or emerging market countries. Growth Portfolio and Total Return Portfolio have non-fundamental policies, described in "Investment Restrictions," below, that limit the percentage of their assets that can be invested in foreign securities.

         The Portfolios can invest in obligations of foreign branches of U.S.
banks and U.S. branches of foreign banks. These investments are subject to some of the risks of foreign securities and do not offer the protection of Federal
Deposit Insurance Corporation insurance.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth or income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, a Portfolio may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to use currency for speculative purposes or to hold it as an investment. Notwithstanding the foregoing, International Growth Fund/VA may invest up to 10% of its net assets in the euro for investment purposes.

         With respect to each of the Portfolios except Oppenheimer International
Growth Fund/VA, securities of foreign issuers that are represented by American
Depository Receipts (ADRs), or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of a Portfolio's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Because the Portfolios can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income a Portfolio has available for distribution. Because a portion of the Portfolio's investment income may be received in foreign currencies, the Portfolio will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore will absorb the cost of currency fluctuations. After the Portfolio has distributed income, subsequent foreign currency losses may result in the Portfolios having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

              |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates, currency devaluation or currency control
         regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S.  government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

              |_| Special Risks of Emerging Markets. Emerging and developing
markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The portfolio managers will consider these factors when evaluating securities in these markets, and the Portfolios currently do not expect to invest a substantial portion of their assets in emerging markets.

         |X| Debt Securities. The Portfolios can invest in debt securities to seek their objectives. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

              |_| Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

         The portfolios can buy rated and unrated debt securities. In making investments in debt securities, the portfolio managers may rely to some extent on the ratings of rating organizations or it may use their own research to evaluate a security's credit-worthiness. If a Portfolio buys unrated debt securities, to consider them part of the Portfolio's holdings of investment-grade securities, they must be judged by the Manager to be of a quality comparable to securities rated as investment grade by a rating organization.

     U.S. government  securities,  although unrated, are generally considered to be equivalent to securities in the highest rating  categories.  Investment-grade securities  are  securities  that are rated at least "Baa" by Moody's  Investors
Service,  Inc.  ("Moody's") or at least "BBB" by Standard  &  Poor's Ratings
Service  ("Standard  &  Poor's") or that have comparable  ratings by another
nationally-recognized   rating   organization.   The  Portfolios  can  also  buy
non-investment-grade debt securities (commonly referred to as "junk bonds").

              |_| Interest Rate Risk. Interest rate risk refers to the
fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

         Fluctuations in the market value of debt securities after a Portfolio buys them will not affect the interest income payable on those securities
(unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Portfolio's net asset values will be affected by those fluctuations.

         |_| Lower-Grade Securities (All Equity Portfolios). Because lower-grade securities tend to offer higher yields than investment-grade securities, a
Portfolio might invest in lower-grade securities to seek higher income.

     "Lower-grade"  debt  securities are those rated below  "investment  grade,"
which  means they have a rating  lower than "Baa" by Moody's or lower than "BBB"
by Standard &  Poor's or similar ratings by other rating  organizations.  If they are unrated,  and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the
Portfolio's holdings of lower-grade securities.

         Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn.
An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed above.

         To the extent they can be converted into stock, convertible securities may be less subject to some of the risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

     While securities  rated "Baa" by Moody's or "BBB" by Standard &  Poor's are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics.  Definitions of the debt security ratings  categories of Moody's,  Standard & Poor's, and
Fitch,  Inc.  are  included  in  Appendix  A to  this  Statement  of  Additional
Information.

              |_| Mortgage-Related Securities (Total Return Portfolio).
Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits
("REMICs") and other real estate-related securities.

         Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government, discussed below under "U.S.
Government Securities," have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

         As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities pay interest at rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

         In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated
maturities.

     Prepayment  risks can lead to  substantial  fluctuations  in the value of a mortgage-related  security.  In turn, this can affect the value of a Portfolio's shares. If a mortgage-related  security has been purchased at a premium,  all or part of the premium the Portfolio  paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or
prepayments   on  the   underlying   mortgages.   In  the   case   of   stripped
mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Portfolio may fail to recoup its initial investment on the security.

         During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on a
Portfolio's mortgage-related securities were to decrease broadly, the sensitivity of the Portfolio's share price to interest rate changes would increase.

         As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

                  o Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs," are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)           pass-through certificates issued or guaranteed by Government
              National Mortgage Association (Ginnie Mae), Federal National
              Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage
              Corporation
              (Freddie Mac),
(2)           unsecuritized mortgage loans insured by the Federal Housing
              Administration or guaranteed by the Department of Veterans'
              Affairs,
(3)           unsecuritized conventional mortgages,
(4)           other mortgage-related securities, or
(5)           any combination of the securities mentioned above.

         Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

         The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

         If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced.
Additionally, a Portfolio might have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the
Portfolio's income.

         When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the
Portfolio's share prices.

     o Mortgage-Related U.S. Government  Securities.  These include interests in pools of  residential  or commercial  mortgages,  in the form of  collateralized mortgage obligations and other "pass-through" mortgage securities. CMOs that are
U.S.  government  securities  have  collateral to secure payment of interest and principal.  They may be issued in different series with different interest rates and  maturities.  The collateral is either in the form of mortgage  pass-through certificates  issued  or  guaranteed  by a U.S.  agency  or  instrumentality  or mortgage loans insured by a U.S. government agency.

                  o Commercial (Privately-Issued) Mortgage Related Securities.
Some mortgage-related securities are issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

                  o "Stripped" Mortgage-Related Securities. These are
mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. They are a form of derivative investment.

         Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a
"principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, a Portfolio might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

              |_| U.S. Government Securities (All Portfolios). These are
securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as
"instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Company can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.

                  o U.S. Treasury Obligations. These include Treasury bills
(which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Other U.S. Treasury obligations the
Portfolios can buy include U.S. Treasury securities that have been "stripped"
by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

                  o Obligations of U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as
Government National Mortgage Association pass-through mortgage certificates
(called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National
Mortgage Association ("Fannie Mae") obligations, Federal Home Loan Mortgage
Corporation ("Freddie Mac") obligations and Federal Home Loan Bank Obligations.

         |X| Money Market Instruments (All Portfolios). The following is a brief description of the types of the money market securities the Portfolios can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

     |_|  U.S.  Government  Securities.  These  include  obligations  issued  or guaranteed by the U.S.  government or any of its agencies or  instrumentalities, described above.

              |_| Bank Obligations. "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the
Federal Deposit Insurance Corporation. The Portfolios can buy time deposits, certificates of deposit and bankers' acceptances. They must be:
o   obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion,
    or
o   obligations of a foreign bank with total assets of at least U.S. $1 billion.

     |_| Commercial  Paper.  The Portfolios can invest in commercial paper if it is rated within the top three rating  categories  of Standard  &  Poor's and
Moody's or other  rating  organizations.  If the paper is not  rated,  it may be purchased if the Manager  determines  that it is comparable to rated  commercial paper in the top three rating categories of national rating organizations.

         The Portfolios can buy commercial paper, including U.S.
dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Portfolios.

              |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts at varying rates of interest under direct arrangements between a Portfolio, as lender, and the borrower. They permit daily changes in the amounts borrowed. The
Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

         Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them.
There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, a Portfolio's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

         The Portfolios have no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the portfolio manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Portfolios in illiquid securities.

Other Investment Techniques and Strategies. In seeking their respective objectives, each Portfolio may from time to time use the types of investment strategies and investments described below. A Portfolio is not required to use all of these strategies at all times, and at times may not use them.

Investment in Other Investment Companies. The Portfolios can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act") that apply to those types of investments. For example, the Portfolios can invest in
Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Portfolios might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Portfolio may not be able to buy those portfolio securities directly.

     Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The
Portfolios do not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Portfolios would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The
Portfolios do not anticipate investing a substantial amount of its net assets in shares of other investment companies.

         |X| Forward Rolls (Total Return Portfolio). In a "forward roll"
transaction with respect to mortgage-related securities, a Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Portfolio in excess of the yield on the securities that have been sold.

         A Portfolio will only enter into "covered" rolls. To assure its future payment of the purchase price, the Portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

         These transactions have risks. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Portfolio sells might decline below the price at which the Portfolio is obligated to repurchase securities.

         |X| Asset-Backed Securities (Total Return Portfolio). Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

         The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a
Portfolio would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

         |X| Zero-Coupon Securities (All Portfolios). The Portfolios can buy
zero-coupon and delayed-interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. They can include, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         A Portfolio's investment in zero-coupon securities may cause the
Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Portfolio might have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

         |X| "When-Issued" and "Delayed-Delivery" Transactions (All Portfolios).
The Portfolios can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When these transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the portfolio manager of a Portfolio before settlement will affect the value of such securities and may cause a loss to the Portfolio. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio from the investment until it receives the security at settlement.

         A Portfolio might engage in when-issued transactions to secure what the portfolio manager considers to be an advantageous price and yield at the time the obligation is entered into. When a Portfolio enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Portfolio to lose the opportunity to obtain the security at a price and yield the portfolio manager considers to be advantageous.

         When a Portfolio engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Portfolio enters into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

         At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the
Portfolio's net asset value. In a sale transaction, it records the proceeds to be received. The Portfolio will identify on its books liquid assets at least equal in value to the value of the Portfolio's purchase commitments until it pays for the investment. Growth Portfolio, Oppenheimer International Growth
Fund/VA and Total Return Portfolio anticipate that a Portfolio's commitment to purchase forward commitments will not exceed 33% of that Portfolio's total assets under normal market conditions.

         When-issued and delayed-delivery transactions can be used by a
Portfolio as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.
In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

         |X| Repurchase Agreements (All Portfolios). A Portfolio can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of shares, or pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

         In a repurchase transaction, a Portfolio buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase agreements having a maturity beyond seven days are subject to a
Portfolio's limits on holding illiquid investments. A Portfolio will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security. The Portfolios' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, a Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Portfolios, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

         |X| Illiquid and Restricted Securities (All Portfolios). Under the
policies and procedures established by the Board of Directors, the Manager determines the liquidity of certain of a Portfolio's investments. To enable a
Portfolio to sell its holdings of a restricted security not registered under the
Securities Act of 1933, the Portfolio may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Portfolio with the issuer at the time the Portfolio buys the securities.
When the Portfolio must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the
Portfolio could sell it. The Portfolio would bear the risks of any downward price fluctuation during that period.

         The Portfolios may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions may make it more difficult to value them, and might limit a Portfolio's ability to dispose of the securities and might lower the amount the Portfolio could realize upon the sale.

         No Portfolio may invest more than 15% of its net assets in illiquid or restricted securities. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Portfolio's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

         |X| Municipal Securities (Total Return Portfolio). These are debt obligations issued by the governments of states and their agencies, instrumentalities and authorities, as well as their political subdivisions
(cities towns and counties, for example), that are used to finance a variety of public and private purposes. Those purposes include financing state or local governments and financing specific public projects and facilities. The Portfolio can invest in them because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

         |X| Floating Rate and Variable Rate Obligations (All Portfolios). The
interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S.
Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.
As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The portfolio manager of a Portfolio may determine that an unrated floating rate or variable rate obligation meets the Portfolio's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The tender may be at par value plus accrued interest, according to the terms of the obligations.
The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

         Step-coupon bonds have a coupon interest rate that changes periodically during the life of the security on predetermined dates that are set when the security is issued.

         |X| "Structured" Notes (Total Return Portfolio). "Structured" notes are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be
"structured" by the purchaser (the Portfolio) and the borrower issuing the note.

         The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore a Portfolio could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for a Portfolio to sell its investment at an acceptable price.

         |X| Inverse Floaters (Total Return Portfolio). "Inverse floaters" are debt obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change.

         To provide investment leverage, an issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. A Portfolio might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

         Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. A Portfolio might invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

         Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for a Portfolio when the Portfolio has invested in inverse floaters that expose the Portfolio to the risk of short-term interest rate fluctuations. "Embedded" caps might be used to hedge a portion of a Portfolio's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the
Portfolio bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         Inverse floaters are a form of derivative investment. Certain derivatives, can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to a Portfolio if the portfolio manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's other investments.
These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Loans of Portfolio Securities (All Portfolios). The Portfolios may lend portfolio securities pursuant to policies approved by the Portfolios' Board.
They may do so to try to provide income or to raise cash for liquidity purposes.
These loans are limited to not more than 25% of the value of each Portfolio's net assets.

         The Portfolios have entered into a Securities Lending Agreement (the
"Securities Lending Agreement") with JPMorgan Chase Bank, N.A. ("JPMorgan
Chase"). Under the Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the collateral for such loans must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S.
Government (or its agencies or instrumentalities), or other cash equivalents in which a Portfolio is permitted to invest. To be acceptable as collateral, a bank letter of credit must obligate a bank to pay to JPMorgan Chase, as agent, amounts demanded by a Portfolio if the demand meets the terms of the letter.
Both the issuing bank and terms of the letter of credit must be satisfactory to
JPMorgan Chase and the Portfolio. The terms of the loans must also meet applicable tests under the Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any material matters. The Securities Lending Agreement may be terminated by either JPMorgan
Chase or a Portfolio on 30 days' written notice.

         Pursuant to the Securities Lending Agreement, a Portfolio will receive a percentage of all annual net income (i.e., net of rebates to the borrower and certain other approved expenses) from securities lending transactions. Such net income includes earnings from the investment of any cash collateral received from a borrower and loan fees paid or payable by a borrower in connection with loans secured by collateral other than cash.

         There are some risks in connection with securities lending, including possible delays in receiving additional collateral from the borrower to secure a loan or delays in recovering the loaned securities if the borrower defaults.
JPMorgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities to a Portfolio and to be responsible for expenses relating to securities lending. Each Portfolio, however, will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested.
If that occurs, a Portfolio may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. A Portfolio may also lose money if the value of the investments purchases with cash collateral decreases.

Borrowing. Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
As a matter of fundamental policy, the Portfolios are authorized to borrow up to
33 1/3% of its total assets. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. A Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the
Investment Company Act. Any such borrowing will be made only pursuant to the requirements of the Investment Company Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense a Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when a Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when a Portfolio's assets increase or decrease in value than would otherwise be the case.

     A Portfolio  has the ability to borrow from banks on an unsecured  basis to invest the borrowed funds in portfolio securities. This speculative technique is known as  "leverage."  A Portfolio  may not borrow  money,  except to the extent permitted under the Investment Company Act, the rules or regulations  thereunder or any exemption  therefrom that is applicable to a Portfolio,  as such statute, rules or regulations may be amended or interpreted from time to time.

         A Portfolio will pay interest on these loans, and that interest expense will raise the overall expenses of a Portfolio and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, a Portfolio's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, a Portfolio does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

         |X| Hedging (All Portfolios). Although the Portfolios can use certain hedging instruments and techniques, they are not obligated to use them in seeking their objectives. A Portfolio's strategy of hedging with futures and options on futures will be incidental to the Portfolio's activities in the underlying cash market. The particular hedging instruments each Portfolio can use are described below.

|_| Put and Call Options. The Portfolios can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Portfolios can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, commodities options, and options on the other types of futures. The Portfolios can buy and sell exchange-traded currency options and the Oppenheimer International Growth Fund/VA may also buy and sell currency options over-the-counter.

|_| Writing Covered Call Options. (All Portfolios). The Portfolios can write
(that is, sell) covered calls. If a Portfolio sells a call option, it must be covered. That means the Portfolio must own the security subject to the call while the call is outstanding, or the call may be covered by segregating liquid assets to enable that Portfolio to satisfy its obligations if the call is exercised.

         When a Portfolio writes a call on a security, it receives cash (a premium). That Portfolio agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Portfolio shares the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Portfolio receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the
Portfolio would keep the cash premium and the investment.

         When a Portfolio writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Portfolio will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Portfolio would keep the cash premium.

         The Portfolios' custodian bank, or a securities depository acting for the Custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which a
Portfolio has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the
Portfolios enter into a closing transaction.

         When the Company writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Company will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Company writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." The Portfolio will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the
Portfolio wrote is more or less than the price of the call the Portfolio purchases to close out the transaction. The Portfolio may realize a profit if the call expires unexercised, because the Portfolio will retain the underlying security and the premium it received when it wrote the call. If a Portfolio cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Portfolios may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Portfolios must cover the call by segregating on its books an equivalent dollar amount of liquid assets. A
Portfolio will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would a Portfolio's receipt of an exercise notice as to that future require the Portfolios to deliver a futures contract. It would simply put the Portfolio in a short futures position, which is permitted by the Portfolios' hedging policies.

                  |_| Writing Put Options. (All Portfolios) The Portfolios can
also sell put options. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

         If a Portfolio writes a put, the put must be covered by identifying liquid assets on its books. The premium the Portfolio receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Portfolio also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

         If a put a Portfolio has written expires unexercised, the Portfolio realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Portfolio incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security a Portfolio will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as a Portfolio's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Portfolio to take delivery of the underlying security and pay the exercise price. The Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Portfolio effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Portfolio has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         A Portfolio may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Portfolio to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Portfolio will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.

         |_| Purchasing Calls and Puts. (All Portfolios) The Portfolios can
purchase calls to protect against the possibility that its investment portfolio will not participate in an anticipated rise in the securities market. When a
Portfolio buys a call (other than in a closing purchase transaction), it pays a premium. The Portfolio then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

         The Portfolio benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Portfolio exercises the call. If the Portfolio does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Portfolio will have paid the premium but lost the right to purchase the underlying investment.

         When a Portfolio purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

         Buying a put on securities or futures a Portfolio owns enables the
Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Portfolio will have paid the premium but lost the right to sell the underlying investment.
However, the Portfolio may sell the put prior to its expiration. That sale may or may not be at a profit.

         A Portfolio can buy puts whether or not it holds the underlying investment in its Portfolio. Buying a put on an investment a Portfolio does not own (such as an index or future) permits the Portfolio either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         When a Portfolio purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Portfolio. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

                  |_| Buying and Selling Options on Foreign Currencies. All
Portfolios can sell exchange-traded call options on foreign currencies.
Oppenheimer International Growth Fund/VA can also buy exchange-traded calls on foreign currencies. Oppenheimer International Growth Fund/VA can buy call options on currencies in the OTC markets. A Portfolio could use these calls to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Portfolio wants to acquire.

         If a portfolio manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls on that foreign currency. If the portfolio manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Portfolios' position. The Portfolio will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call written on a foreign currency is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         A Portfolio could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging"
strategy. In those circumstances, the Portfolio covers the option by identifying liquid assets on its books in an amount equal to the exercise price of the option.

              |_| Futures. The Portfolios have different policies and
limitations on the purchase and sale of futures contracts: o Each Portfolio can buy and sell future contracts on stock indices.

o                     Each Portfolio can buy and sell futures contracts on
                      individual stocks ("single stock futures").
o                     Total Return Portfolio and Oppenheimer International
                      Growth Fund/VA may buy and sell interest rate futures
                      contracts.

o                     Each portfolio that can invest in securities denominated
                      in foreign currency can purchase and sell futures on
                      foreign currencies.

o                     Total Return Portfolio and Oppenheimer International
                      Growth Fund/VA can buy and sell futures contracts related
                      to financial indices.

         A broadly-based stock index is used as the basis for trading stock index futures. In some cases, these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

         Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

         No money is paid or received by a Portfolio on the purchase or sale of a future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Portfolio's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Portfolio's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, a Portfolio may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Portfolio. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

              |_| Forward Contracts (All Equity Portfolios). Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Portfolio can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. A
Portfolio may also use "cross-hedging" where the Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties.
The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         A Portfolio may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Portfolio might desire to "lock-in"
the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Portfolio could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Portfolio against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         A Portfolio could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When a portfolio manager believes that foreign currency might suffer a substantial decline against the U.S. dollar, the Portfolio could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in that foreign currency. When a portfolio manager believes that the U.S. dollar might suffer a substantial decline against a foreign currency, the Portfolio could enter into a forward contract to buy that foreign currency for a fixed dollar amount.
Alternatively, a Portfolio could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the portfolio manager believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the
U.S. dollar value of the currency in which securities of the Portfolio are denominated. That is referred to as a "cross hedge."

         A Portfolio will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Portfolio's commitment under forward contracts. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However, to avoid excess transactions and transaction costs, a
Portfolio may maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Portfolio may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Portfolio may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the portfolio manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, the Portfolio might have to purchase additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Portfolio is obligated to deliver to settle the trade, the Portfolio might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Portfolio's performance if there are unanticipated changes in currency prices to a greater degree than if the
Portfolio had not entered into such contracts.

         At or before the maturity of a forward contract requiring a Portfolio to sell a currency, the Portfolio might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative it might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Company must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although each Portfolio values its assets daily in terms of U.S.
dollars, it does not intend to convert its holdings of foreign currencies into
U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.
Thus, a dealer might offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange if the Portfolio desires to resell that currency to the dealer.

              |_| Interest Rate Swap Transactions (Total Return Portfolio). In
an interest rate swap, a Portfolio and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments.
Also, a Portfolio will identify on its books liquid assets (such as cash or U.S.
government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual interest payments that the Portfolio has not yet received. The Manager will monitor the creditworthiness of counterparties to a
Portfolio's interest rate swap transactions on an ongoing basis.

         A Portfolio can enter into swap transactions with certain
counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

|X| Credit Derivatives (Total Return Portfolio). The Portfolio may buy and sell credit protection by entering into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note to protect against the risk that a security will default. The Portfolio may buy and sell credit protection using credit default swaps on a single security, or on a basket of securities. The Portfolio pays a fee to enter into the swap and receives a fixed payment during the life of the swap.

         The Portfolio would buy credit protection to decrease credit exposure to specific high yield issuers.

        If the Portfolio buys credit protection and there is a credit event
(including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Portfolio will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         Selling credit protection increases the Portfolio's credit exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

         If the Portfolio sells credit protection and there is a credit event the Portfolio will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Portfolio bought or sold credit protection).

              |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         A Portfolio's option activities could affect its portfolio turnover rate, brokerage commissions and transaction costs. The exercise of calls written by a Portfolio might cause the Portfolio to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Portfolio of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the
Portfolio's control, holding a put might cause that Portfolio to sell the related investments for reasons that would not exist in the absence of the put.

         A Portfolio could pay a brokerage commission each time they buy a call or put, sell a call or put, or buy or sell an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by a Portfolio is exercised on an investment that has increased in value, that Portfolio will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Portfolio's investment securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Portfolio's securities. For example, it is possible that while the Portfolio has used hedging instruments in a short hedge, the market might advance and the value of the securities held by the Portfolio might decline. If that occurred, the Portfolio would lose money on the hedging instruments and also experience a decline in the value of its investment securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of a
Portfolio's investments diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the investments being hedged and movements in the price of the hedging instruments, a Portfolio might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         A Portfolio can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Portfolio does so the market might decline. If the Portfolio then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Portfolio will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

              |_| Regulatory Aspects of Hedging Instruments. The Commodities
Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Portfolio claims an exclusion from regulation as a commodity pool operator. The Portfolio has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Portfolio may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the
Portfolio's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Portfolio's Prospectus or this Statement of
Additional Information.

         Transactions in options by the Portfolios are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Portfolio (or an adviser that is an affiliate of the Portfolio's investment advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when a Portfolio purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

o Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which a Portfolio may invest are treated as "Section 1256 contracts" under the IRC. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from
Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by a Portfolio at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the IRC. An election can be made by a Portfolio to exempt those transactions from this marked-to-market treatment.

         Certain forward contracts a Portfolio enters into may result in
"straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by that Portfolio on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the IRC, the following gains or losses are treated as ordinary income or loss:

1.            gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such receivables or pays such liabilities, and
2.            gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the IRC for that trade, which may increase or decrease the amount of a Portfolio's investment income available for distribution to its shareholders.

         |X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Portfolios can invest in a variety of debt securities for defensive purposes. The Portfolios can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Portfolio shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Portfolios can buy:
|_|      obligations issued or guaranteed by the U.S. government or its instrumentalities or agencies,
|_|      commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
|_|      short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by Standard &
         Poor's, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
|_|      certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of U.S. $1 billion, and
|_|      repurchase agreements.

         Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

         |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which each Portfolio traded its portfolio securities during its previous fiscal year. For example, if a Portfolio sold all of its securities during the year, its portfolio turnover rate would have been 100%. Each Portfolio's turnover rate will fluctuate from year to year, and the Portfolios can have a portfolio turnover rate of 100% or more.

         Increased portfolio turnover creates higher brokerage and transaction costs for the Portfolios, which may reduce its overall performance.
Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Portfolios will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Code.

Investment Restrictions

         |X| What Are "Fundamental Policies?" Fundamental policies are those policies that each Portfolio has adopted to govern its investments that can be changed only by the vote of a "majority" of the Portfolio's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
         |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_| more than 50% of the outstanding shares.

         The Portfolios' investment objectives are not fundamental policies, but will not be changed by the Board of Directors without advance notice to shareholders. Other policies described in the Prospectus or this Statement of
Additional Information are "fundamental" only if they are identified as such.
The Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Portfolios' most significant investment policies are described in the Prospectus.

         |X| Do the Portfolios Have Additional Fundamental Policies? The
following investment restrictions are fundamental policies of Total Return
Portfolio, Growth Portfolio and Oppenheimer International Growth Fund/VA.

|_|           A Portfolio cannot invest in "senior securities", except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is
              applicable to the Company, as such statute, rules or regulations may be amended or interpreted from time to time.
|_|           Total Return Portfolio and Growth Portfolio cannot concentrate investments. That means these portfolios cannot invest 25% or more of their total assets in companies in any one industry. That limit does not apply to securities issued or guaranteed by the U.S.
              government or its agencies and instrumentalities or securities issued by investment companies.
|_|           A Portfolio cannot invest in physical commodities or commodities contracts. However, a Portfolio can invest in hedging instruments permitted by any of its other investment policies, and can buy or sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.
|_|           A Portfolio cannot invest in real estate or in interests in real estate. However, a Portfolio can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts) if permitted by its other investment policies.
|_|           A Portfolio may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the
              Company, as such statute, rules or regulations may be amended or interpreted from time to time.
|_|           A Portfolio cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the
              Portfolio, as such statute, rules or regulations may be amended or interpreted from time to time.
|_|           Total Return Portfolio, Growth Portfolio and Oppenheimer
              International Growth Fund/VA cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5%
              of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10%
              of that issuer's voting securities. This limitation applies to 75%
              of the Portfolio's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other
              investment companies.
|_|           A Portfolio cannot underwrite securities of other issuers. A permitted exception is if the Portfolio is deemed to be an underwriter under the 1933 Act in selling its investment
              securities.

Do the Portfolios Have Other Restrictions that are Not Fundamental Policies?

         The Portfolios have an additional restriction on their investment policies that is not fundamental, which means that it can be changed by the
Board of Directors, without obtaining approval from the Portfolio's outstanding voting securities.

|_|           Total Return Portfolio and Growth Portfolio cannot invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value, would be invested in those securities. However, a Portfolio can invest up to 25% of its total assets in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the NYSE.

Disclosure of Portfolio Holdings. The Portfolios have adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and
Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Portfolios' investment program or enable third parties to use that information in a manner that is harmful to the
Portfolios.

Public Disclosure.  Each Portfolio's holdings are made publicly available no later than 60 days after the close of each of the Portfolio's fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its  Statements  of  Investments  on Form  N-Q.  Those  documents  are  publicly available at the SEC. In addition,  the top 20 month-end  holdings may be posted
on  the  OppenheimerFunds'  website  at  www.oppenheimerfunds.com   (select  the
Portfolio's name under the "View Fund Information for:" menu) with a 15-day lag.
A Portfolio may release a more  restrictive list of holdings (e.g., the top five or top 10 portfolio  holdings) or may release no holdings if that is in the best interests of the Portfolio and its shareholders. Other general information about a  Portfolios'  investments,  such as  portfolio  composition  by  asset  class, industry, country, currency, credit rating or maturity, may also be posted.

         Until publicly disclosed, a Portfolio's holdings are proprietary, confidential business information. While recognizing the importance of providing
Portfolio shareholders with information about a Portfolio's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to a
Portfolio's holdings information could attempt to use that information to trade ahead of or against the Portfolio, which could negatively affect the prices a
Portfolio is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Portfolio's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of a Portfolio's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by a Portfolio's Board shall not be deemed to be
"compensation" or "consideration" for these purposes. It is a violation of the
Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Portfolio.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Portfolio's complete portfolio holdings may be disclosed no sooner than
30-days after the relevant month-end, subject to the procedures below. If a
Portfolio's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o             The third-party recipient must first submit a request for release of Portfolio holdings, explaining the business reason for the request;

o             Senior officers (a Senior Vice President or above) in the
              Manager's Portfolio and Legal departments must approve the completed request for release of portfolio holdings; and
o             The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding a Portfolio's holdings confidential and agreeing not to trade directly or indirectly based on the information.

An exception may be made to provide portfolio holdings information on a more current basis to insurance company sponsors that have signed a Participation
Agreement with, and offer series of, Oppenheimer Variable Account Funds or
Panorama Series Fund, Inc. to their separate account contract holders, if such insurance companies require such portfolio holdings information for the preparation of reports to their contract holders, and have contractually undertaken to keep such information confidential. Additionally, such information may be made available to new insurance company sponsors that first sign a confidentiality agreement in connection with evaluating offering such funds under their separate accounts.

A Portfolio's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2)
is subject to fiduciary obligations, as a member of a Portfolio's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer
Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o        Employees of a Portfolio's Manager, Distributor and Transfer Agent
         who need to have access to such information (as determined by senior officers of such entity),
         A Portfolio's independent registered public accounting firm,
o        Members of the Portfolios' Board and the Board's legal counsel,
         A Portfolio's custodian bank,
o        A proxy voting service designated by a Portfolio and its Board,
o        Rating/ranking organizations (such as Lipper and Morningstar),

o        Insurance companies having separate accounts invested in Oppenheimer
         Variable Account Funds or Panorama Series Fund, Inc. (to prepare their financial statements or analysis),

o Portfolio pricing services retained by the Manager to provide portfolio security prices, and o Dealers, to obtain bids (price quotations if securities are not priced by the Portfolio's regular pricing services).

Portfolio holdings information of a Portfolio may be provided, under limited circumstances, to brokers and/or dealers with whom a Portfolio trades and/or entities that provide investment coverage and/or analytical information regarding the Portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Portfolio, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the Portfolio. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation
Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o Brokers and dealers in connection with portfolio transactions (purchases and sales)
o Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Portfolio are not priced by the Portfolio's regular pricing services)
o Dealers to obtain price quotations where a Portfolio is not identified as the owner.

Portfolio holdings information (which may include information on a Portfolio's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager,
Distributor, or Transfer Agent, in the following circumstances:

o             Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Portfolio may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

o             Response to regulatory requests for information (the SEC,
              Financial Industry Regulatory Authority ("FINRA"), state
              securities regulators, and/or foreign securities authorities, including without limitation requests for information in
              inspections or for position reporting purposes),

o             To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o             To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o             Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Portfolio shares or their financial intermediary representatives.

A Portfolio's shareholders may, under unusual circumstances (such as a lack of liquidity in the portfolio to meet redemptions), receive redemption proceeds of their Portfolio shares paid as pro rata shares of securities held in the
Portfolios'. In such circumstances, disclosure of a Portfolio's holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Portfolios and the Manager,
Distributor, and Transfer Agent shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Portfolios' Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of a Portfolio has been made during the preceding year pursuant to these policies. The CCO shall report to a Portfolio's
Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Portfolio have entered into ongoing arrangements to make available information about the Portfolios' holdings. One or more of the
Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities                            Fortis Securities                    Nomura Securities
ABN AMRO                                  Fox-Pitt, Kelton                     Oppenheimer & Co.
AG Edwards                                Friedman, Billing, Ramsey            Oscar Gruss
Allen & Co                            Gabelli                              OTA
American Technology Research              Garp Research                        Pacific Crest Securities
Auerbach Grayson                          Gartner                              Piper Jaffray Inc.
Avondale                                  George K Baum & Co.              Portales Partners
Banc of America Securities                Goldman Sachs                        Punk Ziegel & Co
Barra                                     Howard Weil                          Raymond James
BB&T                                  HSBC                                 RBC
Bear Stearns                              ISI Group                            Reuters
Belle Haven                               ITG                                  RiskMetrics/ISS
Bloomberg                                 Janco                                Robert W. Baird
BMO Capital Markets                       Janney Montgomery                    Roosevelt & Cross
BNP Paribas                               Jefferies                            Russell
Brean Murray                              JMP Securities                       Sandler O'Neil
Brown Brothers                            JNK Securities                       Sanford C. Bernstein
Buckingham Research Group                 Johnson Rice & Co.               Scotia Capital Markets
Canaccord Adams                           JP Morgan Securities                 Sidoti
Caris & Co.                           Kaufman Brothers                     Simmons
CIBC World Markets                        Keefe, Bruyette & Woods          Sander Morris Harris
Citigroup Global Markets                  Keijser Securities                   Societe Generale
CJS Securities                            Kempen & Co. USA Inc.            Soleil Securities Group
Cleveland Research                        Kepler Equities/Julius Baer Sec      Standard & Poors
Cogent                                    KeyBanc Capital Markets              Stanford Group
Collins Stewart                           Lazard Freres & Co               State Street Bank
Cowen & Company                       Leerink Swan                         Stephens, Inc.
Craig-Hallum Capital Group LLC            Lehman Brothers                      Stifel Nicolaus
Credit Agricole Cheuvreux N.A. Inc.       Loop Capital Markets                 Stone & Youngberg
Credit Suisse                             Louise Yamada Tech Research          Strategas Research
Daiwa Securities                          MainFirst Bank AG                    Sungard
Davy                                      Makinson Cowell US Ltd               Suntrust Robinson Humphrey
Deutsche Bank Securities                  McAdmas Wright                       SWS Group
Dougherty Markets                         Merrill Lynch                        Think Equity Partners
Dowling                                   Miller Tabak                         Thomas Weisel Partners
Empirical Research                        Mizuho Securities                    Thomson Financial
Enskilda Securities                       Moodys Research                      UBS
Exane BNP Paribas                         Morgan Stanley                       Wachovia Securities
Factset                                   Natexis Bleichroeder                 Wedbush
Fidelity Capital Markets                  Ned Davis Research Group             Weeden
First Albany                              Needham & Co                     William Blair
Fixed Income Securities

How the Portfolios Are Managed

Organization  and History.  Panorama  Series  Fund,  Inc.,  the  investment company  of which  each  Portfolio  is a series,  was  organized  as a  Maryland corporation in August 1981. It is referred to as the "Company" in this Statement of Additional Information.

Classes  of Shares.  The  Directors  are  authorized,  without  shareholder approval,  to create new series and classes of shares,  to  reclassify  unissued shares into additional  series or classes of shares and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Portfolios.  Shares do not have cumulative voting rights or preemptive  rights or subscription  rights.
Shares may be voted in person or by proxy at shareholder meetings.

         Each Portfolio currently has two classes of shares authorized. All the
Portfolios offer a class with no name designation referred to as "Non-Service shares" and the Oppenheimer International Growth Fund/VA also offers a Service share class. All classes of a particular portfolio invest in the same investment portfolio. Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Portfolio represents an interest in the Portfolio proportionately equal to the interest of each other share of the same class.

Meetings of  Shareholders.  Although  the  Portfolios  are not  required by
Maryland law to hold annual meetings,  they may hold  shareholder  meetings from time to time on important  matters or when  required to do so by the  Investment
Company Act or other applicable law. The  shareholders  have the right to call a meeting to remove a Director or to take certain  other  action  described in the
Articles of Incorporation or under Maryland law.

         The Portfolios will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Portfolios receive a written request to call a meeting for a specified purpose (which might include the removal of a
Director), from the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting, the Directors will call a meeting of shareholders for that specified purpose. The Portfolios have undertaken that they will then either give the applicants access to the Portfolios' shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors and Oversight Committees. The Portfolios are governed by a
Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Portfolios' activities, review its performance, and review the actions of the Manager.

         The Board of Directors has an Audit Committee, a Review Committee and a
Governance Committee. Each committee is comprised solely of Directors who are not "interested persons" under the Investment Company Act (the "Independent
Directors"). The members of the Audit Committee are George C. Bowen (Chairman),
Edward L. Cameron, Robert J. Malone and F. William Marshall, Jr. The Audit
Committee held 5 meetings during the Portfolios' fiscal year ended December 31,
2007. The Audit Committee furnishes the Board with recommendations regarding the selection of the Portfolios' independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit
Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Portfolios' independent
Auditors regarding the Portfolios' internal accounting procedures and controls;
(iii) reviewing reports from the Manager's Internal Audit Department; (iv)
reviewing certain reports from and meet periodically with the Portfolios' Chief
Compliance Officer; (v) maintaining a separate line of communication between the
Portfolios' independent Auditors and the Independent Directors; (vi) reviewing the independence of the Portfolios' independent Auditors; and (vii)
pre-approving the provision of any audit or non-audit services by the
Portfolios' independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Portfolios, the Manager and certain affiliates of the Manager.

         The members of the Review Committee are Sam Freedman (Chairman), Jon S.
Fossel, Richard F. Grabish and Beverly L. Hamilton. The Review Committee held 4 meetings during the Portfolios' fiscal year ended December 31, 2007. Among other duties, as set forth in the Review Committee's Charter, the Review Committee
reports and makes recommendations to the Board concerning the fees paid to the
Portfolios' transfer agent and the Manager and the services provided to the
Portfolios by the transfer agent and the Manager. The Review Committee also reviews the adequacy of the Portfolios' Codes of Ethics, the Portfolios'
investment performance as well as the policies and procedures adopted by the
Portfolios to comply with the Investment Company Act and other applicable law.

         The Governance Committee is comprised solely of Independent Directors.
The members of the Governance Committee are Robert J. Malone (Chairman), William
Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr.
The Governance Committee held 3 meetings during the Portfolios' fiscal year ended December 31, 2007. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance
Committee reviews and oversees the Portfolios' governance guidelines, the adequacy of the Portfolios' Code of Ethics and the nomination of Directors, including Independent Directors. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Portfolios. The
Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Directors and Independent Directors it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees. The full Board elects new Directors except for those instances when a shareholder vote is required.

         Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption
"contact us" or by mail to the Portfolios at the address below.

Directors and Officers of the Portfolios. Except for Messrs. Murphy and Grabish,
each of the Directors is an Independent Director. All of the Directors are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as "Board II Funds") except for Mr. Grabish, who serves as Trustee for only the following funds: Centennial California Tax Exempt Trust, Centennial Government
Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust,
Centennial Tax Exempt Trust, Oppenheimer Core Bond Fund, Oppenheimer
Limited-Term Government Fund, Panorama Series Fund, Inc., Oppenheimer Principal
Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer
Portfolio Series Fixed Income Active Allocation Fund and Oppenheimer Master Loan
Fund, LLC:

Oppenheimer Capital Income Fund                                Oppenheimer Principal Protected Trust
Oppenheimer Cash Reserves                                      Oppenheimer Principal Protected Trust II
Oppenheimer Champion Income Fund                               Oppenheimer Principal Protected Trust III
Oppenheimer Commodity Strategy Total Return Fund               Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.                                  Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                                    Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund                            Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                       Centennial California Tax Exempt Trust
Oppenheimer Main Street Funds, Inc.                            Centennial Government Trust
Oppenheimer Main Street Opportunity Fund                       Centennial Money Market Trust
Oppenheimer Main Street Small Cap Fund                         Centennial New York Tax Exempt Trust
Oppenheimer Master Loan Fund, LLC                              Centennial Tax Exempt Trust
Oppenheimer Municipal Fund
Oppenheimer Portfolio Series Fixed Income Active Allocation
  Fund

         Present or former officers, directors, trustees and employees (and their immediate family members) of the Portfolios, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.
Present or former officers, directors, trustees and employees (and their eligible family members) of the Portfolios, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase
Class Y shares of other Oppenheimer funds that offer Class Y shares.

         Messrs. Bomfim, Caan, Gord, Evans, Manioudakis, Monoyios, Reinganum,
Schmidt, Swaney, Gillespie, Murphy, Petersen, Szilagyi, Vandehey, Wixted and
Zack and Mss. Bloomberg and Ives, who are officers of the Portfolios, hold the same offices with one or more of the other Board II Funds. As of April 1, 2008, the Directors and officers of the Portfolios, as a group, owned of record or beneficially less than 1% of any class of shares of the Portfolios. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Directors (nor any of their immediate family members) owns securities of either the Manager or the Distributor, or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor, of the Board II Funds.

Biographical Information.  The Directors and officers, their positions with the Portfolios, length of service in such position(s), and principal occupations and business  affiliations during at least the past five years are listed in the charts  below.  The  charts  also  include  information  about  each  Director's beneficial  share  ownership  in the  Portfolios  and  in all of the  registered investment  companies that the Director  oversees in the  Oppenheimer  family of funds ("Supervised  Funds").  The address of each Director in the chart below is
6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------------------
                                                        Independent Directors
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Name, Position(s) with the     Principal Occupation(s) During the Past 5 Years; Other                Dollar Range of      Aggregate
                                                                                                                        Dollar Range
                                                                                                                          of Shares
                                                                                                         Shares         Beneficially
                                                                                                      Beneficially      Owned in All
Portfolios, Length of          Trusteeships/Directorships Held; Number of Portfolios in the Fund      Owned in the       Supervised
Service, Age                   Complex Currently Overseen                                              Portfolios           Funds
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- -----------------------------------

                                                                                                         As of December 31, 2007

------------------------------ -------------------------------------------------------------------- -----------------------------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------

William L. Armstrong,          President, Colorado Christian University (since 2006); Chairman,     None               Over $100,000
Chairman of the Board of       Cherry Creek Mortgage Company (since 1991), Chairman, Centennial
Directors since 2003,          State Mortgage Company (since 1994), Chairman, The El Paso
Director since 1999            Mortgage Company (since 1993); Chairman, Ambassador Media
Age: 71                        Corporation (since 1984); Chairman, Broadway Ventures (since
                               1984); Director of Helmerich & Payne, Inc. (oil and gas
                               drilling/production company) (since 1992), Campus Crusade for
                               Christ (non-profit) (since 1991); Former Director, The Lynde and
                               Harry Bradley Foundation, Inc. (non-profit organization)
                               (2002-2006); former Chairman of: Transland Financial Services,
                               Inc. (private mortgage banking company) (1997-2003), Great
                               Frontier Insurance (1995-2000), Frontier Real Estate, Inc.
                               (residential real estate brokerage) (1994-2000) and Frontier Title
                               (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage
                               Technology Corporation (computer equipment company) (1991-2003)
                               and International Family Entertainment (television channel)
                               (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 39
                               portfolios in the OppenheimerFunds complex.

------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------

George C. Bowen,               Assistant Secretary and Director of Centennial Asset Management      None               Over $100,000
Director since 2002            Corporation (December 1991-April 1999); President, Treasurer and
Age: 71                        Director of Centennial Capital Corporation (June 1989-April 1999);
                               Chief Executive Officer and Director of
                               MultiSource Services, Inc. (March 1996-April
                               1999); Mr. Bowen held several positions with the
                               Manager and with subsidiary or affiliated
                               companies of the Manager (September 1987-April
                               1999). Oversees 39 portfolios in the
                               OppenheimerFunds complex.

------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------

Edward L. Cameron,             Member of The Life Guard of Mount Vernon (George Washington          None               Over $100,000
Director since 2002            historical site) (June 2000 - June 2006); Partner of
Age: 69                        PricewaterhouseCoopers LLP (accounting firm) (July 1974-June
                               1999); Chairman of Price Waterhouse LLP Global
                               Investment Management Industry Services Group
                               (financial services firm) (July 1994-June 1998).
                               Oversees 39 portfolios in the OppenheimerFunds
                               complex.

------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------

Jon S. Fossel,                 Director of UNUMProvident (insurance company) (since June 2002);     None               Over $100,000
Director since 1997            Director of Northwestern Energy Corp. (public utility corporation)
Age: 66                        (since November 2004); Director of P.R. Pharmaceuticals (October
                               1999-October 2003); Director of Rocky Mountain Elk Foundation
                               (non-profit organization) (February 1998-February 2003 and
                               February 2005-February 2007); Chairman and Director (until October
                               1996) and President and Chief Executive Officer (until October
                               1995) of the Manager; President, Chief Executive Officer and
                               Director of the following: Oppenheimer Acquisition Corp. ("OAC")
                               (parent holding company of the Manager), Shareholders Services,
                               Inc. and Shareholder Financial Services, Inc. (until October
                               1995). Oversees 39 portfolios in the OppenheimerFunds complex.

------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------

Sam Freedman,                  Director of Colorado UpLIFT (charitable organization) (since               None         Over $100,000
Director since 1996            September 1984). Mr. Freedman held several positions with the
Age: 67                        Manager and with subsidiary or affiliated companies of the Manager
                               (until October 1994). Oversees 39 portfolios in the
                               OppenheimerFunds complex.

------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------

Beverly L. Hamilton,           Trustee of Monterey Institute for International Studies                    None              None
Director since 2002            (educational organization) (since February 2000); Board Member of
Age: 61                        Middlebury College (educational organization) (since December
                               2005); Director of The California Endowment
                               (philanthropic organization) (since April 2002);
                               Director (February 2002-2005) and Chairman of
                               Trustees (2006-2007) of the Community Hospital of
                               Monterey Peninsula; Director (October 1991-2005)
                               and Vice Chairman (since 2006) of American Funds'
                               Emerging Markets Growth Fund, Inc. (mutual fund);
                               President of ARCO Investment Management Company
                               (February 1991-April 2000); Member of the
                               investment committees of The Rockefeller
                               Foundation (2001-2006) and The University of
                               Michigan (since 2000); Advisor at Credit Suisse
                               First Boston's Sprout venture capital unit
                               (venture capital fund) (1994-January 2005);
                               Trustee of MassMutual Institutional Funds
                               (investment company) (1996-June 2004); Trustee of
                               MML Series Investment Fund (investment company)
                               (April 1989-June 2004); Member of the investment
                               committee of Hartford Hospital (2000-2003); and
                               Advisor to Unilever (Holland) pension fund
                               (2000-2003). Oversees 39 portfolios in the
                               OppenheimerFunds complex.

------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------

Robert J. Malone,              Board of Directors of Opera Colorado Foundation (non-profit                None         Over $100,000
Director since 2002            organization) (since March 2008); Director of Jones Knowledge,
Age: 63                        Inc. (since 2006); Director of Jones International University
                               (educational organization) (since August 2005);
                               Chairman, Chief Executive Officer and Director of
                               Steele Street Bank & Trust (commercial banking)
                               (since August 2003); Director of Colorado UpLIFT
                               (charitable organization) (since 1986); Trustee
                               of the Gallagher Family Foundation (non-profit
                               organization) (since 2000); Former Chairman of
                               U.S. Bank-Colorado (subsidiary of U.S. Bancorp
                               and formerly Colorado National Bank) (July
                               1996-April 1999); Director of Commercial Assets,
                               Inc. (real estate investment trust) (1993-2000);
                               Director of Jones Knowledge, Inc. (2001-July
                               2004); and Director of U.S. Exploration, Inc.
                               (oil and gas exploration) (1997-February 2004).
                               Oversees 39 portfolios in the OppenheimerFunds
                               complex.

------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------

F. William Marshall, Jr.,      Trustee of MassMutual Select Funds (formerly MassMutual                    None         Over $100,000
Director since 2002            Institutional Funds) (investment company) (since 1996) and MML
Age: 65                        Series Investment Fund (investment company) (since 1996); Trustee of Worcester Polytech Institute (since 1985); Chairman (since
                               1994) of the Investment Committee of the Worcester Polytech
                               Institute (private university); President and Treasurer of the SIS
                               Funds (private charitable fund) (since January 1999); Chairman of
                               SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank)
                               (January 1999-July 1999); and Executive Vice President of Peoples
                               Heritage Financial Group, Inc. (commercial bank) (January
                               1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.*

------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
*    Includes two open-end investment companies: MassMutual Select Funds and MML
     Series Investment Fund. In accordance with the instructions for SEC Form
     N-1A, for purposes of this section only, MassMutual Select Funds and MML
     Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be
     part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

     The  address of Mr.  Grabish is 6803 S. Tucson  Way,  Centennial,  Colorado
80112-3924. Mr. Grabish serves for an indefinite term, or until his resignation, retirement,  death or removal. Mr. Grabish is an "Interested Trustee" because of his prior  affiliation with A.G. Edwards & Sons, Inc., a broker/dealer  that sells shares of the Trust.

--------------------------------------------------------------------------------------------------------------------------------------

                                                         Interested Director

--------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------------------------------------------------------------- ----------------- ----------------

Name, Position(s) Held with    Principal Occupation(s) During the Past 5 Years; Other               Dollar Range of      Aggregate
                                                                                                                       Dollar Range
                                                                                                                         Of Shares
                                                                                                         Shares        Beneficially
                                                                                                      Beneficially     Owned in All
the Trust, Length of           Trusteeships/Directorships Held; Number of Portfolios in the Fund      Owned in the      Supervised
Service, Age                   Complex Currently Overseen                                                Trust             Funds

------------------------------ -------------------------------------------------------------------- ----------------- ----------------
------------------------------ -------------------------------------------------------------------- ----------------------------------

                                                                                                         As of December 31, 2007

------------------------------ -------------------------------------------------------------------- ----------------------------------
------------------------------ -------------------------------------------------------------------- ----------------- ----------------

Richard F. Grabish,            Formerly Senior Vice President and Assistant Director of Sales and   None              None
Trustee since 2008             Marketing (March 1997-December 2007), Director (March
Age: 59                        1987-December 2007) and Manager of Private Client Services (June
                               1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G.
                               Edwards Trust Company, FSB (March 2001-December 2007); President
                               and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust
                               Company, FSB (investment adviser) (June 2005-December 2007).
                               Oversees 17 portfolios in the OppenheimerFunds complex.

------------------------------ -------------------------------------------------------------------- ----------------- ----------------

Mr. Murphy is an "Interested Director" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal. He serves as an officer for an indefinite term, which would end: (a) upon the request of the Board, (b) if he is no longer an officer of the Manager., (c) if a material change in his duties occurs that are inconsistent with a position as officer the Portfolio, or (d)
upon his resignation, retirement, or death. Mr. Murphy was elected as a Director of the Portfolios with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a Director of the
Portfolios and the other Board II Funds (defined below) for which he is a director or trustee.

------------------------------------------------------------------------------------------------------------------------------------------
                                                     Interested Director and Officer
------------------------------------------------------------------------------------------------------------------------------------------
-------------------------- -------------------------------------------------------------------------- ----------------- ------------------
Name, Position(s) Held     Principal Occupation(s) During the Past 5 Years; Other                     Dollar Range of   Aggregate Dollar
                                                                                                           Shares        Range Of Shares
                                                                                                        Beneficially      Beneficially
with the Portfolios,       Trusteeships/Directorships Held; Number of Portfolios in the Fund            Owned in the      Owned in All
Length of Service, Age     Complex Currently Overseen                                                    Portfolios     Supervised Funds
-------------------------- -------------------------------------------------------------------------- ----------------- ------------------
-------------------------- -------------------------------------------------------------------------- ------------------------------------

                                                                                                            As of December 31, 2007

-------------------------- -------------------------------------------------------------------------- ------------------------------------
-------------------------- -------------------------------------------------------------------------- ---------------- -------------------

John V. Murphy,            Chairman, Chief Executive Officer and Director of the Manager (since            None        Over $100,000
Director since 2002 and    June 2001); President of the Manager (September 2000-February 2007);
President and Principal    President and director or trustee of other Oppenheimer funds; President
Executive Officer since    and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's
2001                       parent holding company) and of Oppenheimer Partnership Holdings, Inc.
Age: 58                    (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of
                           the Manager) (November 2001-December 2006); Chairman
                           and Director of Shareholder Services, Inc. and of
                           Shareholder Financial Services, Inc. (transfer agent
                           subsidiaries of the Manager) (since July 2001);
                           President and Director of OppenheimerFunds Legacy
                           Program (charitable trust program established by the
                           Manager) (since July 2001); Director of the following
                           investment advisory subsidiaries of the Manager: OFI
                           Institutional Asset Management, Inc., Centennial
                           Asset Management Corporation, Trinity Investment
                           Management Corporation and Tremont Capital
                           Management, Inc. (since November 2001), HarbourView
                           Asset Management Corporation and OFI Private
                           Investments, Inc. (since July 2001); President (since
                           November 2001) and Director (since July 2001) of
                           Oppenheimer Real Asset Management, Inc.; Executive
                           Vice President of Massachusetts Mutual Life Insurance
                           Company (OAC's parent company) (since February 1997);
                           Director of DLB Acquisition Corporation (holding
                           company parent of Babson Capital Management LLC)
                           (since June 1995); Chairman (since October 2007) and
                           Member of the Investment Company Institute's Board of
                           Governors (since October 2003). Oversees 106
                           portfolios in the OppenheimerFunds complex.

-------------------------- -------------------------------------------------------------------------- ---------------- -------------------

     The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs. Bomfim, Caan, Gord, Evans, Manioudakis,  Monoyios,  Reinganum,  Schmidt,
Swaney,  Gillespie and Zack and Ms. Bloomberg,  Two World Financial Center,  225
Liberty Street, New York, New York 10281-1008,  for Messrs. Petersen,  Szilagyi,
Vandehey  and Wixted and Ms.  Ives,  6803 S.  Tucson Way,  Centennial,  Colorado
80112-3924.  Each officer  serves for an indefinite  term,  which would end: (a)
upon the  request of the Board,  (b) if he or she is no longer an officer of the
Manager.,  (c)  if a  material  change  in his or her  duties  occurs  that  are inconsistent  with a position as officer the  Portfolio,  or (d) upon his or her resignation, retirement, or death.

---------------------------------------------------------------------------------------------------------------------------------
                                                Other Officers of the Portfolios
---------------------------------------------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------
Name, Position(s) Held with the   Principal Occupation(s) During Past 5 Years
Portfolios, Length of Service,
Age
--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------
Antulio Bomfim,                   Vice President of the Manager since October 2003; Senior Economist at the Board of Governors
Vice President and Portfolio      of the Federal Reserve System (June 1992 to October 2003). A portfolio manager of 12
Manager since 2003                portfolios in the OppenheimerFunds complex.

Age: 41

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------
Geoffrey Caan, Vice President     Vice President of the Manager since August 2003; Vice President of ABN AMRO NA, Inc.
and Portfolio Manager since      (June 2002 - August 2003); Vice President of Zurich Scudder Investments (January 1999 -
2003                              June 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.

Age: 39

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------
George Evans, Vice President      Vice President (since October 1993) and Director of International Equities (since July 2004)
and Portfolio Manager             of the Manager. Formerly Vice President of HarbourView Asset Management Corporation
since 1999                        (July 1994-November 2001). An officer of 3 portfolios in the OppenheimerFunds complex.

Age: 48

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Benjamin Gord,                    Vice President of the Manager (since April 2002), of HarbourView Asset Management  Corporation
Vice President and Portfolio      (since  April  2002) and of OFI  Institutional  Asset  Management,  Inc.  (since  June  2002);
Manager since 2003                Executive  Director and senior fixed income analyst at Miller Anderson & Sherrerd,  a division
Age: 45                           of Morgan Stanley  Investment  Management  (April  1992-March 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Angelo Manioudakis,               Senior Vice  President of the Manager  (since April 2002),  of  HarbourView  Asset  Management
Vice President and Portfolio      Corporation  (since April 2002) and of OFI Institutional  Asset  Management,  Inc. (since June
Manager since 2002                2002);  Executive Director and portfolio manager for Miller,  Anderson & Sherrerd,  a division
Age: 41                           of  Morgan  Stanley  Investment   Management  (August  1993-April  2002).  An  officer  of  15 portfolios in the OppenheimerFunds complex.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------
Nikolaos D. Monoyios,             Senior Vice  President  of the Manager  since  October  2003; a Certified  Financial  Analyst.
Vice President and Portfolio      Formerly  Vice  President  of  the  Manager  (April  1998-September  2003).  An  officer  of 6
Manager since 1998                portfolios in the OppenheimerFunds complex.

Age: 58

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Dr. Marc Reinganum, Vice President
of the Manager since September 2002; Director of Quantitative Research and Vice President and Portfolio Strategist for
Age: 54                              Equities. Formerly the Mary Jo Vaughn Rauscher Chair in Financial Manager since
                                     2003 Investments at Southern Methodist University since 1995. At Southern Methodist
                                     University.  He also served as the Director of the Finance Institute, Chairman of the
                                     Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee. An officer of 3 portfolios in the
                                     OppenheimerFunds complex.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

David E. Schmidt, Chief Investment
Officer since July 2003,             Deputy Chief Investment Officer (June 2002-June 2003), Director
Vice President and Portfolio         of Product Development (December 1999-present) and an analyst (August 1994-December 1999)
Manager since 2003                   of Trinity Investment Management Corporation, a wholly-owned subsidiary of the
Age: 46                              Manager's immediate parent, Oppenheimer Acquisition Corp.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Thomas Swaney                     Vice President of the Manager (since April 2006);  senior analyst,  high grade investment team
Vice President and Portfolio      (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd,  a division
Manager since 2006                of Morgan  Stanley  Investment  Management  (May  1998-May  2002).  A portfolio  manager of 12
Age: 35                           portfolios in the OppenheimerFunds complex.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Mark S. Vandehey,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer since 2004     Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds
Age: 57                           Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.
                                  (since June 1983); Former Vice President and
                                  Director of Internal Audit of the Manager
                                  (1997-February 2004). An officer of 106
                                  portfolios in the OppenheimerFunds complex.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Brian W. Wixted,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting Officer    Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer
since 1999                        Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
Age: 48                           2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI
                                  Institutional Asset Management, Inc. (since
                                  November 2000), and OppenheimerFunds Legacy
                                  Program (charitable trust program established
                                  by the Manager) (since June 2003); Treasurer
                                  and Chief Financial Officer of OFI Trust
                                  Company (trust company subsidiary of the
                                  Manager) (since May 2000); Assistant Treasurer
                                  of the following: OAC (since March 1999),
                                  Centennial Asset Management Corporation (March
                                  1999-October 2003) and OppenheimerFunds Legacy
                                  Program (April 2000-June 2003). An officer of
                                  106 portfolios in the OppenheimerFunds
                                  complex.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Brian S. Petersen,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer since 2004    (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
Age: 37                           1998-July 2002). An officer of 106 portfolios in the OppenheimerFunds complex

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Brian C. Szilagyi,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting
Assistant Treasurer since 2005    and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of
Age: 38                           Berger Financial Group LLC (May 2001-March 2003). An officer of 106 portfolios in the
                                  OppenheimerFunds complex.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Robert G. Zack,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary      Manager; General Counsel and Director of the Distributor (since December 2001); General
since 2001                        Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
Age: 59                           President and General Counsel of HarbourView Asset Management Corporation (since December
                                  2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since
                                  September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and
                                  OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc.
                                  (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November
                                  2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services,
                                  Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General
                                  Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November
                                  2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                  President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                                  2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice
                                  President (May 1985-December 2003). An officer of 106 portfolios in the OppenheimerFunds complex.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Lisa I. Bloomberg,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary since 2004    (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS
Age: 40                           Financial Services, Inc. An officer of 106 portfolios in the OppenheimerFunds complex.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Kathleen T. Ives,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary since 2001    2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
Age: 42                           2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
                                  (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                  (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                  Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                  1994-October 2003). An officer of 106 portfolios in the OppenheimerFunds complex.

--------------------------------- -----------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------------

Phillip S. Gillespie,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary since 2004    Vice President (2000-September 2004), Director (2000-September 2004) and Vice President
Age: 44                           (1998-2000) of Merrill Lynch Investment Management. An officer of 106 portfolios in the
                                  OppenheimerFunds complex.

--------------------------------- -----------------------------------------------------------------------------------------------

Remuneration of the Officers and Directors. The officers and the interested
Director of the  Portfolios,  who are  affiliated  with the Manager,  receive no salary or fee from the  Portfolios.  The  Independent  Directors and Mr. Grabish
received  the  compensation  shown  below from the  Portfolios  for serving as a
Director  and  member  of a  committee  (if  applicable),  with  respect  to the
Portfolios' fiscal year ended December 31, 2007. The total compensation from the
Portfolios and fund complex  represents  compensation  received for serving as a
Director  and  member  of a  committee  (if  applicable)  of the  Boards  of the
Portfolios and other funds in the  OppenheimerFunds  complex during the calendar year ended December 31, 2007.

------------------------------------------------ ------------------------------------ ---------------------------------
Name of Director and Other Portfolio               Aggregate Compensation From the      Total Compensation From the
                                                                                       Portfolios and Fund Complex(2)
                                                   Portfolios(1) Fiscal year ended               Year ended

Position(s) (as applicable)                               December 31, 2007                  December 31, 2007

------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------

William L. Armstrong                                           $5,604                             $228,062

Chairman of the Board and
Governance Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------

Robert Avis((5))                                               $1,951                             $79,000

------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------

George C. Bowen                                                $3,883                             $158,000

Audit Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------

Edward L. Cameron                                              $4,659                             $189,600

Audit Committee Chairman
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------

Jon S. Fossel                                                  $3,968                             $161,423
Review Committee Member

------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------

Sam Freedman                                                   $4,381                             $178,277
Review Committee Chairman

------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------

Richard Grabish                                                  $0                               $14,732

Review Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------

Beverly Hamilton                                              $3,883(3)                           $158,000
Review Committee Member and
Governance Committee Member

------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------

Robert J. Malone                                               $4,465                             $181,700
Governance Committee Chairman and
Audit Committee Member

------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------

F. William Marshall, Jr.
Audit Committee Member and Governance                          $3,883                           $239,664(4)
Committee Member

------------------------------------------------ ------------------------------------ ---------------------------------
1. "Aggregate Compensation From the Portfolios" includes fees and deferred compensation, if any.

2. In accordance with SEC  regulations,  for purposes of this section only,
"Fund Complex"  includes the  Oppenheimer  funds,  the MassMutual  Institutional
Funds,  the  MassMutual  Select Funds and the MML Series  Investment  Fund,  the
investment  adviser for which is the indirect  parent company of the Portfolios'
Manager. The Manager also serves as the Sub-Advisor to the following: MassMutual
Premier   International  Equity  Fund,  MassMutual  Premier  Main  Street  Fund,
MassMutual   Premier   Strategic   Income  Fund,   MassMutual   Premier  Capital
Appreciation  Fund,  and  MassMutual  Premier  Global Fund. The Manager does not consider MassMutual  Institutional Funds, MassMutual Select Funds and MML Series
Investment Fund to be part of the OppenheimerFunds'  "Fund Complex" as that term may be otherwise interpreted.
3. Includes $3,883 deferred by Ms. Hamilton under the "Compensation Deferral
Plan" described below.
4. Includes $81,664 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund. Mr. Avis retired as
Trustee for the Funds as of May 31, 2007.

Compensation Deferral Plan For Directors. The Board of Directors has adopted a Compensation Deferral Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Portfolios. Under the plan, the compensation deferred by a
Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director.
The amount paid to the Director under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

         Deferral of Directors' fees under the plan will not materially affect the Portfolios' assets, liabilities or net income per share. The plan will not obligate the Portfolios to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the SEC, the Portfolios may invest in the funds selected by the Directors under the plan without shareholder approval for the limited purpose of determining the value of the Directors' deferred compensation account.

         |X| Principal Holders. As of April 1, 2008, the only persons or entities who owned of record or were known by each Portfolio to own beneficially
5% or more of any class of the Portfolio's outstanding shares were:

Growth Portfolio

Allmerica Financial Life Insurance and Annuity Company of Worcester,
Massachusetts owned 5.66% of the outstanding shares of Growth Portfolio.

Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 94.34% of the outstanding shares of Growth Portfolio for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

Total Return Portfolio

Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 97.61% of the outstanding shares of Total Return Portfolio for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

International Growth Fund/VA

CUNA Mutual Life Insurance Company of Waverly, IA owned 38.20% of the outstanding Non-Service shares of International Growth Fund/VA.

Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 55.90% of the outstanding shares of International Growth Fund/VA for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

The Manager.  OppenheimerFunds,  Inc.,  the  Manager,  is  wholly-owned  by
Oppenheimer   Acquisition   Corporation,   a  holding   company   controlled  by
Massachusetts Mutual Life Insurance Company, a global diversified  insurance and financial services organization.

|X| Code of Ethics. The Portfolios, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Portfolio's transactions. Covered persons include persons with knowledge of the investments and investment intentions of a Portfolio and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by ahe Portfolio, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

         The Code of Ethics is an exhibit to the Portfolios' registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The
Code of Ethics can also be viewed as part of the Portfolios' registration statement on the SEC's EDGAR database at the SEC's Internet website at
www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

|X| Portfolio Proxy Voting. The Portfolios have adopted Portfolio Proxy Voting
Policies and Procedures, which include Proxy Voting Guidelines, under which the
Portfolios vote proxies relating to securities ("portfolio proxies") held by the
Portfolios. A Portfolio's primary consideration in voting portfolio proxies is the financial interests of the Portfolio and its shareholders. Each Portfolio has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Portfolio's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and
Procedures include provisions to address conflicts of interest that may arise between the Portfolio and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures: (1)
if the proposal that gives rise to the conflict is specifically addressed in the
Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting
Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the
Manager on how to vote the proposal or may abstain from voting. The Proxy Voting
Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

A  Portfolio  generally  votes  with  the  recommendation  of the  issuer's management  on  routine  matters,  including  ratification  of  the  independent registered public accounting firm, unless circumstances indicate otherwise.

A Portfolio  evaluates  nominees for director  nominated by management on a case-by-case basis, examining the following factors,  among others:  Composition of the board and key board committees,  attendance at board meetings,  corporate governance  provisions and takeover activity,  long-term company performance and the nominee's investment in the company.

In general,  a Portfolio opposes  anti-takeover  proposals and supports the elimination,  or the  ability of  shareholders  to vote on the  preservation  or elimination, of anti-takeover proposals, absent unusual circumstances.

A Portfolio supports shareholder  proposals to reduce a super-majority vote requirement,  and opposes  management  proposals  to add a  super-majority  vote requirement.

A  Portfolio  opposes  proposals  to  classify  the board of  directors.
A Portfolio supports proposals to eliminate cumulative voting. A Portfolio opposes re-pricing of stock options without shareholder approval.

A Portfolio generally considers  executive  compensation  questions such as stock option plans and bonus plans to be ordinary business activity. A Portfolio analyzes  stock option  plans,  paying  particular  attention to their  dilutive effect. While a Portfolio generally supports management proposals, the Portfolio opposes plans it considers to be excessive.

         The Portfolios are required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Portfolios' Form N-PX filing is available (i) without charge, upon request, by calling the Portfolios' toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

         |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to each Portfolio under an investment advisory agreement between the Manager and the respective Portfolio. The Manager selects securities for the Portfolios and handles their day-to-day business. The portfolio managers of the Portfolios are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the
Portfolios. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the Portfolios as appropriate.

         The investment advisory agreements require the Manager, at its expense, to provide each Portfolio with adequate office space, facilities and equipment.
They also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for each Portfolio. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for the continuous public sale of shares of the Portfolio.

         The Portfolio pays expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's
Agreement are paid by the relevant Portfolio. The advisory agreements list examples of expenses to be paid by a Portfolio. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by a Portfolio to the Manager are calculated at the rates listed in the Portfolio's Prospectus, which are applied to the assets of the Portfolio as a whole. Whenever more than one class of shares is issued, the fees are allocated to each class of shares based upon the relative proportion of a Company's net assets represented by that class. The management fees paid by the Portfolios to the Manager during the Portfolio's last three fiscal years are listed below.

------------------------------- ------------------------------------------------------------------------------------
Portfolio                            Management Fees Paid to OppenheimerFunds, Inc. in the Fiscal Years Ended:
------------------------------- ------------------------------------------------------------------------------------
------------------------------- ------------------------------ -------------------------- --------------------------

                                          12/31/05                     12/31/06                   12/31/07

------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------

Total Return Portfolio                   $1,734,830                   $1,545,366                 $1,445,716

------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------

Growth Portfolio                         $1,033,454                    $968,401                   $928,248

------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------

Oppenheimer International                $1,284,540                   $2,649,792                 $3,666,865
Growth Fund/VA

------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------

Total (All Portfolios)                   $4,052,824                   $5,163,559                 $6,040,829

------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------

------------------------------- ------------------------------ -------------------------- --------------------------

         The investment advisory agreements state that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Portfolios sustain by reason of good faith errors or omissions in connection with any matters to which the agreements relate.

Portfolio Managers

Total Return Portfolio
       The Portfolio's equity component is managed by David Schmidt. Since April
       2002, the Portfolio's fixed-income component is managed by a team of investment professionals comprised of Angelo Manioudakis, Benjamin J.
       Gord, Geoffrey Caan, Antulio Bomfim and Thomas Swaney (together with
       David Schmidt, each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers") who are responsible for the day-to-day management of the Portfolio's investments.

International Growth Fund/VA
       International Growth Fund/VA is managed by George R. Evans (referred to as the "portfolio manager"). He is the person responsible for the day-to-day management of the Portfolio's investments.

Growth Portfolio
       The Portfolio is co-managed by Nikolaos Monoyios and Marc Reinganum (each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers") who are responsible for the day-to-day management of the Portfolio's investments.

Other  Accounts   Managed.   In  addition  to  managing  each   Portfolios'
investments,  several portfolio managers also manage other investment portfolios and accounts,  on behalf of the Manager or its  affiliates.  The following table provides  information,  as of December 31, 2007,  regarding the other portfolios and accounts managed by a portfolio manager.

     Portfolio Manager       Registered   Total Assets   Other Pooled  Total Assets in     Other     Total Assets
                                         in Registered                   Other Pooled
                             Investment    Investment     Investment      Investment                   in Other
                             Companies     Companies       Vehicles        Vehicles      Accounts      Accounts
                              Managed      Managed(1)      Managed        Managed(1)      Managed    Managed (1,2)
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------

     George Evans                6           $7,689           2              $74             0             0

     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------

     Nikolaos Monoyios           23         $30,224           0               0              0             0

     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------

     Marc Reinganum              9          $17,034           0               0              0             0

     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------

     David Schmidt               0             0              0               0              0             0

     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------

     Angelo Manioudakis          14         $14,833           0               0              6           $811

     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------

     Benjamin J. Gord            16         $28,888           7              $318            7           $703

     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------

     Geoffrey Caan               16         $28,888           7              $318            7           $703

     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------

     Antulio Bomfim              16         $28,888           7              $318            7           $703

     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------

     Thomas Swaney               16         $28,888           7              $318            7           $703

     ---------------------------------------------------------------------------------------------------------------
1        In millions.
2        Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

         As indicated above, some of the portfolio managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolios. That may occur whether the investment strategies of the other funds or accounts are the same as or different from, the
Portfolios' investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between a Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of a Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolios, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, a Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies similar to those of a Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the
Portfolio.

Compensation of the Portfolio Managers. The Portfolio Managers are employed and compensated by the Manager, not the Portfolios.  The Manager's  compensation structure  is  designed  to  attract  and  retain  highly  qualified  investment management  professionals and to reward individual and team contributions toward creating  shareholder  value. As of December 31, 2007, each Portfolio  Managers'
compensation  consisted  principally of three elements: a base salary, an annual discretionary  bonus and  eligibility  to  participate  in  long-term  awards of options and  appreciation  rights in regard to the common stock of the Manager's holding  company  parent.  Senior  portfolio  managers  may also be  eligible to participate in the Manager's deferred compensation plan.

         To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of a Portfolio's portfolio assets or its investment performance.
However, each portfolio managers' compensation is based on the performance of a tracking portfolio that is substantially similar to the Portfolio or Portfolios that he or she manages, measured against an appropriate Lipper benchmark selected by management. The Manager has a number of procedures in place to ensure that portfolio managers do not allocate securities to those portfolios in an inequitable manner, including monitoring and dispersion analysis. The compensation structure of certain other funds and accounts managed by the
Portfolio Managers differs from the compensation structure of the Portfolios, described above. A portion of the Portfolio Managers' compensation with regard to other portfolios may, under certain circumstances, include an amount based in part on the amount of the portfolios' management fee.

Ownership of Portfolio  Shares.  As of December  31,  2007,  the  portfolio managers beneficially owned shares of the Portfolios as follows:

-----------------------------------------------------------------------------------------------------
                                         Portfolio Manager          Range of Shares Beneficially

        Name of Portfolio                                              Owned in the Portfolios

-----------------------------------------------------------------------------------------------------
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   International Growth Fund/VA    George Evans                                 None
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   Growth Portfolio                Nikolaos Monoyios                            None
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-----------------------------------------------------------------------------------------------------
                                   Marc Reinganum                               None
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   Total Return Portfolio          David Schmidt                                None
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                                   Angelo Manioudakis                           None
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                                   Benjamin J. Gord                             None
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-----------------------------------------------------------------------------------------------------
                                   Geoffrey Caan                                None
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                   Antulio Bomfim                               None
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                                   Thomas Swaney                                None
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Brokerage Policies of the Portfolios

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Portfolios. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Portfolios' portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the
Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Portfolios to obtain, at reasonable expense, the "best execution" of the Portfolios' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolios as established by its Board of Directors.

         Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Portfolios, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the
Portfolios. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Portfolios subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

         The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         For the Equity Portfolios, transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Portfolios may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market.
Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Portfolios ordinarily use the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other accounts advised by the Manager have investment policies similar to those of the Portfolios. Those other accounts may purchase or sell the same securities as the Portfolios at the same time as the Portfolios, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the Portfolios' portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the Portfolios'
portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

         However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Portfolios' Board of Directors has approved those procedures) that permit the Portfolios to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Portfolios, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent:
(1) the Manager's personnel who effect the Portfolios' portfolio transactions from taking into account a broker's or dealer's promotion or sales of the
Portfolios' shares when allocating the Portfolios' portfolio transactions, and
(2) the Portfolios, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the
Portfolios' brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the
Portfolios' shares or the shares of any of the other Oppenheimer funds.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Portfolios and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         Although the Manager currently does not do so, the Board of Directors may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that:
(i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii)
the trade is not a riskless principal transaction. The Board of Directors may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Portfolios' portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

         During the fiscal years ended December 31, 2005, 2006 and 2007, the
Portfolios paid the total brokerage commissions indicated in the chart below:

Total Brokerage Commissions Paid by the Portfolios During the Fiscal Years Ended:*
---------------------------------------------------------------------------------------------- --------------------
------------------------------------------ ------------------------- ----------------------- ----------------------

Portfolio                                          12/31/05                 12/31/06               12/31/07

------------------------------------------ ------------------------- ----------------------- ----------------------
------------------------------------------ ------------------------- ----------------------- ----------------------

Growth Portfolio                                   $337,682                 $203,646               $166,207

------------------------------------------ ------------------------- ----------------------- ----------------------
------------------------------------------ ------------------------- ----------------------- ----------------------

Total Return Portfolio                             $583,763                 $389,745               $458,887

------------------------------------------ ------------------------- ----------------------- ----------------------
------------------------------------------ ------------------------- ----------------------- ----------------------

Oppenheimer International Growth Fund/VA           $157,563                 $110,184               $175,158

------------------------------------------ ------------------------- ----------------------- ----------------------
------------------------------------------ ------------------------- ----------------------- ----------------------

------------------------------------------ ------------------------- ----------------------- ----------------------
* Amounts do not include spreads or concessions on principal transactions on a net trade basis.

         During the fiscal year ended December 31, 2007, the Portfolios paid the following amounts in commissions to firms that provide brokerage and research services to the Portfolios with respect to the aggregate portfolio transactions indicated. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

------------------------------------------ ---------------------------------- -------------------------------------
Portfolio                                   Commissions Paid to Firms that      Aggregate Transactions by Firms
                                                   Provided Research                 that Provided Research
------------------------------------------ ---------------------------------- -------------------------------------
------------------------------------------ ---------------------------------- -------------------------------------

Growth Portfolio                                        $72,655                           $47,733,665

------------------------------------------ ---------------------------------- -------------------------------------
------------------------------------------ ---------------------------------- -------------------------------------

Total Return Portfolio                                  $26,336                           $30,200,154

------------------------------------------ ---------------------------------- -------------------------------------
------------------------------------------ ---------------------------------- -------------------------------------

Oppenheimer International Growth Fund/VA               $162,080                           $131,698,020

------------------------------------------ ---------------------------------- -------------------------------------
------------------------------------------ ---------------------------------- -------------------------------------

------------------------------------------ ---------------------------------- -------------------------------------

Distribution and Service Plans (Service Shares Only)

     Under   its   General   Distributor's   Agreement   with   the   Portfolio,
OppenheimerFunds Distributor, Inc. will only act as the principal underwriter of the International Growth Fund/VA's Service shares.

         Oppenheimer International Growth Fund/VA has adopted a Distribution and
Service Plan (the "Plan") for its Service shares under Rule 12b-1 of the
Investment Company Act, pursuant to which Oppenheimer International Growth
Fund/VA will make payments to the Distributor in connection with the distribution and/or servicing of Service shares. The plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Portfolio under the plan during the period for which the fee is paid. The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide services to Service shares, as described in the Prospectus. The
Plan has been approved by a vote of (i) the Board of Directors of the Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the Manager as the then-sole initial holder of such shares.

         Under the Plan, Oppenheimer International Growth Fund/VA currently uses the fees it receives to pay insurance company separate account sponsors or their affiliates (each is referred to as a "Recipient") for personal services and account maintenance services they provide for their customers who hold Service shares. The services include, among others, answering customer inquiries about the Oppenheimer International Growth Fund/VA, assisting in establishing and maintaining accounts in the Oppenheimer International Growth Fund/VA and providing other services at the request of the Oppenheimer International Growth
Fund/VA.

         Under the Plan, no payment will be made to any Recipient in any quarter if the aggregate net assets of an Oppenheimer International Growth Fund/VA's
Service shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Company's Independent Directors. The Plan provides for a fee of 0.25% of average annual net assets and set no minimum amount.

         Unless terminated as described below, each Plan continues in effect from year to year but only if the Company's Board of Directors and its
Independent Directors specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding Service shares. For purposes of voting with respect to the Plans, Account owners are considered to be shareholders of a Portfolio's shares.

         No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by Account owners of the class affected by the amendment. All material amendments must be approved by the Board and a majority of the Independent Directors.

         While the plans are in effect and Service shares are outstanding, the
Treasurer of the Company shall provide separate written reports to the Company's
Board of Directors at least quarterly for its review. The report shall detail the amount of all payments made under each Plan and the purpose for which the payments were made. These reports are subject to the review and approval of the
Independent Directors.

         The plan states that while it is in effect, the selection and nomination of these Directors of the Portfolios who are not "interested persons"
of the Portfolios are committed to the discretion of the Independent Directors.
This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

         During calendar year 2007, Oppenheimer International Growth Fund/VA paid $77,794 to the Distributor under its 12b-1 Plan for Service shares. The
Distributor retained no portion of that amount. Service shares were not issued during calendar year 2007 for Growth Portfolio and Total Return Portfolio.

Payments to Portfolio Intermediaries

         Financial intermediaries may receive various forms of compensation or reimbursement from Oppenheimer International Growth Fund/VA in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this
SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Oppenheimer International Growth
Fund/VA and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of Oppenheimer International Growth Fund/VA, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of Oppenheimer International
Growth Fund/VA's Service Shares and the role played by the intermediary.

         Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o            Payments made by Oppenheimer International Growth Fund/VA, or by an investor buying or selling shares of Oppenheimer International
             Growth Fund/VA may include:

o                   ongoing asset-based payments attributable to the Service
                    Shares, including fees payable under Oppenheimer
                    International Growth Fund/VA's distribution and/or service plan adopted under Rule 12b-1 under the Investment Company
                    Act, which are paid from Oppenheimer International Growth
                    Fund/VA's assets and allocated to the class of shares to
                    which the plan relates (see "About the Funds--Distribution and Service Plans" above);
o                   shareholder servicing payments for providing omnibus
                    accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of Oppenheimer International Growth
                    Fund/VA as reimbursement to the Manager or Distributor for expenses they incur on behalf of Oppenheimer International
                    Growth Fund/VA.

o                   Payments made by the Manager or Distributor out of their
                    respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by
                    Oppenheimer International Growth Fund/VA. These payments are made at the discretion of the Manager and/or the Distributor.
                    These payments, often referred to as "revenue sharing"
                    payments, may be in addition to the payments by Oppenheimer
                    International Growth Fund/VA listed above.

o                   These types of payments may reflect compensation for
                    marketing support, support provided in offering Oppenheimer
                    International Growth Fund/VA or other Oppenheimer funds
                    through certain trading platforms and programs, transaction processing or other services;

o                   The Manager and Distributor each may also pay other
                    compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the FINRA.
                    Payments are made based on the guidelines established by the
                    Manager and Distributor, subject to applicable law.

         These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of Oppenheimer International
Growth Fund/VA or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of Oppenheimer
International Growth Fund/VA or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend
Oppenheimer International Growth Fund/VA or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in Oppenheimer
International Growth Fund/VA's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from
Oppenheimer International Growth Fund/VA, the Manager or the Distributor and any
services it provides, as well as the fees and commissions it charges.

         Although brokers or dealers that sell Oppenheimer International Growth
Fund/VA shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by Oppenheimer
International Value Fund/VA or other Oppenheimer funds, a broker or dealer's sales of Oppenheimer International Growth Fund/VA or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for Oppenheimer International Growth Fund/VA or such other Oppenheimer funds.

         Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o            transactional support, one-time charges for setting up access for
             Oppenheimer International Growth Fund/VA or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o            program support, such as expenses related to including the
             Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o            placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

         Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

         For the year ended December 31, 2007, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer and
Centennial funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:
                                                         Legend Equities Corp.

1st Global Capital Co.

Advantage Capital Corp.                                  Lincoln Benefit National Life
Aegon USA                                                Lincoln Financial Advisors Corp.
Aetna Life Insurance & Annuity Co.                   Lincoln Investment Planning, Inc.
AG Edwards & Sons, Inc.                              Linsco Private Ledger Financial
AIG Financial Advisors                                   Massachusetts Mutual Life Insurance Co.
AIG Life Variable Annuity                                McDonald Investments, Inc.
Allianz Life Insurance Co.                               Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Co.     Merrill Lynch Insurance Group
Allstate Life Insurance Co.                              MetLife Investors Insurance Co.
American Enterprise Life Insurance                       MetLife Securities, Inc.
American General Annuity Insurance                       Minnesota Life Insurance Co.
American Portfolios Financial Services, Inc.             MML Investor Services, Inc.
Ameriprise Financial Services, Inc.                      Mony Life Insurance Co.
Ameritas Life Insurance Co.                              Morgan Stanley & Co., Inc.
Annuity Investors Life Insurance Co.                     Multi-Financial Securities Corp.
Associated Securities Corp.                              Mutual Service Corp.
AXA Advisors LLC                                         NFP Securities, Inc.
AXA Equitable Life Insurance Co.                         Nathan & Lewis Securities, Inc.
Banc One Securities Corp.                                National Planning Corp.
Cadaret Grant & Co., Inc.                            Nationwide Financial Services, Inc.
CCO Investment Services Corp.                            New England Securities Corp.
Charles Schwab & Company, Inc.                       New York Life Insurance & Annuity Co.
Chase Investment Services Corp.                          Oppenheimer & Co.
Citicorp Investment Services, Inc.                       PFS Investments, Inc.
Citigroup Global Markets Inc.                            Park Avenue Securities LLC
CitiStreet Advisors LLC                                  Phoenix Life Insurance Co.
Citizen's Bank of Rhode Island                           Plan Member Securities
Columbus Life Insurance Company                          Prime Capital Services, Inc.
Commonwealth Financial Network                           Primevest Financial Services, Inc.
Compass Group Investment Advisors                        Protective Life Insurance Co.
CUNA Brokerage Services, Inc.                            Prudential Investment Management Services LLC
CUSO Financial Services, LLP                             Raymond James & Associates, Inc.
E*TRADE Clearing LLC                                     Raymond James Financial Services, Inc.
Edward Jones                                             RBC Dain Rauscher Inc.
Essex National Securities, Inc.                          Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Co.                        Securities America, Inc.
Financial Network                                        Security Benefit Life Insurance Co.
Financial Services Corp.                                 Security First-Metlife Investors Insurance Co.
GE Financial Assurance                                   SII Investments, Inc.
GE Life & Annuity                                    Signator Investors, Inc.
Genworth Financial, Inc.                                 Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Co.                         Sun Life Assurance Co. of Canada
Great West Life & Annuity Co.                        Sun Life Insurance & Annuity Co. of New York
GWFS Equities, Inc.                                      Sun Life Annuity Co. Ltd.
Hartford Life Insurance Co.                              SunTrust Bank
HD Vest Investment Services, Inc.                        SunTrust Securities, Inc.
Hewitt Associates LLC                                    Thrivent Financial Services, Inc.
IFMG Securities, Inc.                                    Towers Square Securities, Inc.
ING Financial Advisers LLC                               Travelers Life & Annuity Co.
ING Financial Partners, Inc.                             UBS Financial Services, Inc.
Invest Financial Corp.                                   Union Central Life Insurance Co.
Investment Centers of America, Inc.                      United Planners Financial Services of America
Jefferson Pilot Life Insurance Co.                       Wachovia Securities, Inc.
Jefferson Pilot Securities Corp.                         Walnut Street Securities, Inc.
John Hancock Life Insurance Co.                          Waterstone Financial Group
JP Morgan Securities, Inc.                               Wells Fargo Investments
Kemper Investors Life Insurance Co.                      Wescom Financial Services

For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager or the Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.                                        Lincoln Investment Planning, Inc.
AG Edwards                                                    Lincoln National Life Insurance Co.
ACS HR Solutions                                              Linsco Private Ledger Financial
ADP                                                           Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.                              Matrix Settlement & Clearance Services
Alliance Benefit Group                                        McDonald Investments, Inc.
American Enterprise Investments                               Mercer HR Services
American Express Retirement Service                           Merrill Lynch
American United Life Insurance Co.                            Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.                           MetLife
Ameritrade, Inc.                                              MFS Investment Management
AMG (Administrative Management Group)                         Mid Atlantic Capital Co.
AST (American Stock & Transfer)                           Milliman USA
AXA Advisors                                                  Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.                                   Morgan Stanley Dean Witter
Benefit Administration Company, LLC                           Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.                                  Nathan & Lewis Securities, Inc.
Benefit Consultants Group                                     National City Bank
Benefit Plans Administration                                  National Deferred Comp
Benetech, Inc.                                                National Financial
Bisys                                                         National Investor Services Co.
Boston Financial Data Services                                Nationwide Life Insurance Company
Charles Schwab & Co, Inc.                                 Newport Retirement Services, Inc.
Citigroup Global Markets Inc.                                 Northwest Plan Services, Inc.
CitiStreet                                                    NY Life Benefits
City National Bank                                            Oppenheimer & Co, Inc.
Clark Consulting                                              Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.                          Pershing LLC
DA Davidson & Co.                                         PFPC
DailyAccess Corporation                                       Piper Jaffray & Co.
Davenport & Co, LLC                                       Plan Administrators, Inc.
David Lerner Associates, Inc.                                 Plan Member Securities
Digital Retirement Solutions, Inc.                            Primevest Financial Services, Inc.
DR, Inc.                                                      Principal Life Insurance Co.
Dyatech, LLC                                                  Prudential Investment Management Services LLC
E*Trade Clearing LLC                                          PSMI Group, Inc.
Edward D Jones & Co.                                      Quads Trust Company
Equitable Life / AXA                                          Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.                               Reliance Trust Co.
ExpertPlan, Inc.                                              Reliastar Life Insurance Company
FASCore LLC                                                   Robert W Baird & Co.
Ferris Baker Watts, Inc.                                      RSM McGladrey
Fidelity                                                      Scott & Stringfellow, Inc.
First Clearing LLC                                            Scottrade, Inc.
First Southwest Co.                                           Southwest Securities, Inc.
First Trust - Datalynx                                        Standard Insurance Co
First Trust Corp                                              Stanley, Hunt, Dupree & Rhine
Franklin Templeton                                            Stanton Group, Inc.
Geller Group                                                  Sterne Agee & Leach, Inc.
Great West Life                                               Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.                        Sun Trust Securities, Inc.
Hartford Life Insurance Co.                                   Symetra Financial Corp.
HD Vest Investment Services                                   T. Rowe Price
Hewitt Associates LLC                                         The 401k Company
HSBC Brokerage USA, Inc.                                      The Princeton Retirement Group Inc.
ICMA - RC Services                                            The Retirement Plan Company, LLC
Independent Plan Coordinators                                 TruSource Union Bank of CA
Ingham Group                                                  UBS Financial Services, Inc.
Interactive Retirement Systems                                Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)                US Clearing Co.
Janney Montgomery Scott, Inc.                                 USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.                                   USI Consulting Group
John Hancock                                                  VALIC Retirement Services
JP Morgan                                                     Vanguard Group
July Business Services                                        Wachovia
Kaufman & Goble                                           Web401K.com
Legend Equities Co.                                           Wedbush Morgan Securities
Legg Mason Wood Walker                                        Wells Fargo Bank
Lehman Brothers, Inc.                                         Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Portfolios

Explanation of Performance Terminology. The Portfolios use a variety of terms to illustrate their investment performance. Those terms include "average annual total return" and "cumulative total return" for all Portfolios. An explanation of how yields and total returns are calculated is set forth below. The charts below show the performance of the Portfolios as of the most recent fiscal year end. You can obtain current performance information by calling the Transfer
Agent at 1.800.981.2871 or by visiting the Oppenheimerfunds Internet website at
www.oppenheimerfunds.com.

         The illustrations of performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a
Portfolio of its performance data must include the average annual total returns for the advertised class of shares of the Portfolio. Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Performance information for Service shares is not shown for the following Portfolios since they were not offered prior to December 31, 2007:
Total Return Portfolio and Growth Portfolio. Because Service shares are subject to an additional fee, the performance is expected to be lower for any given period.

         The Portfolios are not sold directly to members of the public but are available only as the underlying investments for variable annuities, variable life insurance policies and other investment products through separate investment accounts of different insurance companies that may impose charges and fees. A Portfolio's investment results, when shown alone, do not deduct those charges and fees. If those fees and charges were included, the Portfolio's performance results would be less.

         Use of standardized performance calculations enables an investor to compare a Portfolio's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using a
Portfolio's performance information as a basis for comparison with other investments:

     Yields and total returns measure the performance of a hypothetical  account in the Portfolio  over various  periods and do not show the  performance of each investor's  account  under their  respective  annuity  contract,  variable  life insurance policy or other product. Your account's performance will vary from the model  performance data also if you bought or sold shares during the period,  or you bought your shares at a different time and price than the shares used in the model.

         An investment in a Portfolio is not insured by the FDIC or any other government agency.

     The principal  value of a Portfolio's  shares,  and its yields and/or total returns are not guaranteed and normally will fluctuate on a daily basis.

         When an investor's shares are redeemed, they may be worth more or less than their original cost.

     Yields and total  returns  for any given past period  represent  historical performance information and are not, and should not be considered,  a prediction of future yields or returns.

Total Return  Information.  There are different types of "total returns" to measure a  Portfolio's  performance.  Total  return is the  change in value of a hypothetical  investment in the Portfolio over a given period, assuming that all dividends and capital gains  distributions  are reinvested in additional  shares and that the  investment  is redeemed at the end of the period.  The  cumulative total return  measures the change in value over the entire  period (for example, ten years).  An average annual total return shows the average rate of return for each year in a period that would  produce the  cumulative  total return over the entire  period.  However,  average  annual  total  returns  do not  show  actual year-by-year performance.  Each Portfolio uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

            |_| Average Annual Total Return. The "average annual total return"
   is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
   ("ERV" in the formula) of that investment, according to the following formula:

                            1/n
                        ERV
                        ---     - 1 = Average Annual Total Return
                         P

            |_| Cumulative Total Return. The "cumulative total return"
   calculation measures the change in value of a hypothetical investment of
   $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                        ERV-P
                        ----- = Total Return
                          P

                  Total Returns for the Periods Ended 12/31/07

   ---------------------------------------------------------------------------------------------------------------- ---
-------------------------------------- -------------------- -----------------------------------------------------------
Portfolio                              Cumulative Total                    Average Annual Total Returns
                                       Returns (10 years
                                       or life-of-class)
-------------------------------------- -------------------- -----------------------------------------------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
                                                                 1-Year             5-Year              10-Year

                                                                                                   (or life-of-class)
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------

-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------

Growth Portfolio(1)                          16.97%              4.85%              12.12%               1.58%

-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------

Total Return Portfolio(2)                    39.14%              5.82%              10.42%               3.36%

-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------

Oppenheimer International Growth             161.54%             12.61%             24.34%               10.09%
Fund/VA(3)

-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------

Oppenheimer International Growth             91.26%              13.00%             23.41%               10.03%
Fund/VA Service Shares(4)

-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------

-------------------------------------- -------------------- ----------------- ------------------- ---------------------
1. Inception: 1/21/82
2. Inception: 9/30/82
3. Inception: 5/13/92
4. Inception: 3/19/01

Other Performance Comparisons. Each Portfolio compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. A Portfolio may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X| Lipper Rankings. From time to time a Portfolio may publish the ranking of the performance of its shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Portfolios, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of Portfolios in particular categories.

         |X| Morningstar Ratings. From time to time a Portfolio may publish the star rating of the performance of its shares by Morningstar, Inc.,
("Morningstar") an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector.

         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

         |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time a Portfolio may include in its advertisements and sales literature performance information about the Portfolio cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Portfolio's shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on a Portfolio's shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, a
Portfolio's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, a portfolio may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

I N V E S T I N G  I N  T H E  P O R T F O L I O S

How To Buy and Sell Shares

         Insurance companies that hold shares of the Portfolios in their separate accounts for the benefit of their customers' variable annuities, variable life insurance policies and other investment products are the record holders and the owners of shares of beneficial interest in the Portfolios. The right of those customers of the insurance companies to give directions to the insurance company for the purchase or redemption of shares is determined under the contract between the customer and the insurance company. The insurance companies, and not their customers are "shareholders" of the Portfolios. The rights of those insurance companies as record holders and owners of shares of a
Portfolio are different from the rights of their customers. These customers are indirect owners for all purposes except for those rights reserved by insurance companies in the insurance contract, or as permitted by the SEC. Generally, the term "shareholder" in this Statement of Additional Information refers to the indirect or underlying owner of shares held in the account, and not to the insurance companies.

         The sale of shares of the Portfolios is currently limited to Accounts as explained on the cover page of this SAI and the Prospectus. Such shares are sold at their respective offering prices (net asset values without sales charges) and redeemed at their respective net asset values as described in the
Prospectus. The Company reserves the right to limit the types of separate accounts that may invest in any Portfolio.

|X| Allocation of Expenses. Each Portfolio pays expenses related to its daily operations, such as custodian bank fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of each Portfolio's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         For each Portfolio that has more than one class of shares outstanding, the methodology for calculating the net asset value, dividends and distributions of the Portfolio's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of a Portfolio's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset value per share of each Portfolio is determined as of the close of business of the NYSE on each day the NYSE is open. The calculation is done by dividing the value of a Portfolio's net assets by the number of shares outstanding. The NYSE normally closes at 4:00
p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before or after a U.S. holiday).
All references to time in this Statement of Additional Information mean "Eastern time". The NYSE's most recent annual announcement (which is subject to change)
states that it will close New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays)
or after 4:00 p.m., on a regular business day. Because the Portfolio's net asset values will not be calculated on those days, the Portfolio's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in a
Portfolio's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting.

         |X| Securities Valuation. The Company's Board of Directors has
established procedures for the valuation of each Portfolio's securities. In general those procedures are as follows:

o         Equity securities traded on a U.S. securities exchange are valued as follows:
(1)                   if last sale information is regularly reported, they are
                      valued at the last reported sale price on the principal
                      exchange on which they are traded on that day, or
(2)                   if last sale information is not available on a valuation
                      date, they are valued at the last reported sale price
                      preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation
                      date.
o         Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)                   at the last sale price available to the pricing service
                      approved by the Board of Directors, or
(2)                   at the last sale price obtained by the Manager from the
                      report of the principal exchange on which the security is
                      traded at its last trading session on or immediately before the valuation date, or
(3)                   at the mean between the "bid" and "asked" prices obtained
                      from the principal exchange on which the security is
                      traded or, on the basis of reasonable inquiry, from two
                      market makers in the security.
o         Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Board of
          Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o         The following securities are valued at the mean between the "bid" and
          "asked" prices determined by a pricing service approved by the Board of
          Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o        The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)      money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o        Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker
         (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         The closing prices in the New York foreign exchange market on a particular business day that are provided to the manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between
"bid" and "asked" prices obtained by the Manager from two active market makers.
In certain cases that may be at the "bid" price if no "asked" price is available.

         When a Portfolio writes an option, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as
an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Portfolio's gain on investments, if a call or put written by the Portfolio is exercised, the proceeds are increased by the premium received. If a call or put written by the Portfolio expires, the Portfolio has a gain in the amount of the premium. If the Portfolio enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Portfolio exercises a put it holds, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of premium paid by the Portfolio.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Portfolios have no fixed dividend and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a Portfolio will vary from time to time depending on market conditions, the composition of the
Portfolio's investment portfolio, and expenses borne by the Portfolio or borne separately by a class (if more than one class of shares is outstanding).
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. Dividends on Service shares are expected to be lower because of the additional expenses for those shares. Dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Taxes. Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company"
under the provisions of Subchapter M of the Code. As a regulated investment company, each Portfolio is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Portfolio must meet certain income source, asset diversification and income distribution requirements. If each Portfolio qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Portfolio will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains. Furthermore, distributions to its shareholders will constitute ordinary dividend income to the extent of such Portfolios' available earnings and profits, and insurance policy and product holders could be subject to current tax on distributions received with respect to Portfolio shares.

Each Portfolio supports variable life insurance, variable annuity contracts and other insurance company separate accounts and therefore must, and intends to, comply with the diversification requirements imposed by section 817(h) of the
Code and the regulations hereunder. These requirements place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the issuer) and are in addition to the diversification requirements applicable to such Portfolio's status as a regulated investment company. For these purposes, each U.S.
Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Portfolio whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. The Portfolios intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements and therefore do not expect to be subject to this excise tax.

Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax
(generally 10-15%) or to certain exemptions from tax. Each Portfolio will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While insurance policy and product holders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Portfolio.

The Portfolios that may invest in foreign securities, may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least
75% of the its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Portfolio making such investments. The owners of variable annuities, variable life insurance products and other insurance company separate accounts investing in such
Portfolio would effectively bear the cost of these taxes and interest charges.
In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Portfolio. However, no assurance can be given that such elections can or will be made.

This is a general and abbreviated summary of the applicable provisions of the
Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectus and/or statement of additional information for your particular insurance product, as well as your own tax advisor.

Additional Information About the Portfolios

The Transfer Agent. OppenheimerFunds Services, the Company's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Company's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.

Investors under variable annuity contacts, variable life insurance policies and other investment products offered by the insurance companies that offer shares of the Portfolios as investments for those products should direct questions about their accounts to the servicing agent for their insurance company, because
OppenheimerFunds Services does not maintain the records for those annuities, policies or other products.

The Custodian Bank. JPMorgan Chase Bank is the custodian for the Portfolios'
assets. The custodian's responsibilities include safeguarding and controlling the Portfolios' securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Portfolios. It is the practice of the Portfolios to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Portfolios' cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent  Registered Public  Accounting Firm.  Deloitte & Touche LLP
serves as the independent  registered  public accounting firm of the Portfolios.
They audit the Portfolios'  financial statements and perform other related audit services. They also act as independent registered public accounting firm for the
Manager and for certain other funds  advised by the Manager and its  affiliates.
Audit and non-audit  services provided to the Portfolios must be pre-approved by the Audit Committee. Non-audit services provided by Deloitte & Touche LLP to the Manager and certain related companies must also be pre-approved by the Audit
Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Growth
Portfolio (the "Portfolio"), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008

                              23 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--99.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.7%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.1%
Goodyear Tire & Rubber Co. (The) 1                      1,500   $        42,330
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                  2,100            75,684
--------------------------------------------------------------------------------
Lear Corp. 1,2                                          1,400            38,724
                                                                ----------------
                                                                        156,738

--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Apollo Group, Inc., Cl. A 1                             2,100           147,315
--------------------------------------------------------------------------------
Career Education Corp. 1                                  600            15,084
--------------------------------------------------------------------------------
ITT Educational Services, Inc. 1,2                        600            51,162
                                                                ----------------
                                                                        213,561

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.1%
Chipotle Mexican Grill, Inc., Cl. B 1                     603            74,199
--------------------------------------------------------------------------------
Wendy's International, Inc.                               600            15,504
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                         700            26,789
                                                                ----------------
                                                                        116,492

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.2%
Black & Decker Corp.                                      700            48,755
--------------------------------------------------------------------------------
Lennar Corp., Cl. A 2                                   2,600            46,514
--------------------------------------------------------------------------------
NVR, Inc. 1,2                                             100            52,400
--------------------------------------------------------------------------------
Pulte Homes, Inc.                                       4,400            46,376
--------------------------------------------------------------------------------
Stanley Works (The)                                     1,000            48,480
--------------------------------------------------------------------------------
Tempur-Pedic International, Inc. 2                      1,500            38,955
--------------------------------------------------------------------------------
Toll Brothers, Inc. 1,2                                 2,300            46,138
                                                                ----------------
                                                                        327,618

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.6%
Amazon.com, Inc. 1                                      8,500           787,440
--------------------------------------------------------------------------------
IAC/InterActiveCorp 1                                   1,100            29,612
                                                                ----------------
                                                                        817,052

--------------------------------------------------------------------------------
MEDIA--4.9%
CBS Corp., Cl. B                                        9,900           269,775
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.                     21,600           745,632
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                 23,400           427,284
--------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A 1                  5,600           211,232
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A 1,2                      6,100           239,059
--------------------------------------------------------------------------------
Liberty Media Holding Corp.-Capital,
Series A 1                                                500            58,245
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                                12,900           264,321
--------------------------------------------------------------------------------
Time Warner, Inc.                                     132,100         2,180,971
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                                  18,452           810,412
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                  45,600         1,471,968
                                                                ----------------
                                                                      6,678,899

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.9%
Big Lots, Inc. 1,2                                      1,700   $        27,183
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc. 1,2                            1,800            46,656
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                              2,400            46,152
--------------------------------------------------------------------------------
Macy's, Inc.                                           20,100           519,987
--------------------------------------------------------------------------------
Sears Holdings Corp. 1,2                                5,300           540,865
                                                                ----------------
                                                                      1,180,843

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.7%
AutoNation, Inc. 1                                      3,000            46,980
--------------------------------------------------------------------------------
AutoZone, Inc. 1                                          500            59,955
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                      1,400            73,710
--------------------------------------------------------------------------------
Gap, Inc. (The)                                        15,100           321,328
--------------------------------------------------------------------------------
Home Depot, Inc.                                       14,000           377,160
--------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)                               500            13,490
--------------------------------------------------------------------------------
RadioShack Corp. 2                                      2,600            43,836
                                                                ----------------
                                                                        936,459

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.1%
Fossil, Inc. 1,2                                          800            33,584
--------------------------------------------------------------------------------
Liz Claiborne, Inc.                                       700            14,245
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp., Cl. A                            700            43,253
                                                                ----------------
                                                                         91,082

--------------------------------------------------------------------------------
CONSUMER STAPLES--3.7%
--------------------------------------------------------------------------------
BEVERAGES--1.0%
Coca-Cola Co. (The)                                    12,500           767,125
--------------------------------------------------------------------------------
PepsiCo, Inc.                                           6,820           517,638
                                                                ----------------
                                                                      1,284,763

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.6%
Costco Wholesale Corp.                                  3,800           265,088
--------------------------------------------------------------------------------
CVS Corp.                                                 400            15,900
--------------------------------------------------------------------------------
Kroger Co. (The)                                       10,800           288,468
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                   3,600           171,108
                                                                ----------------
                                                                        740,564

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.3%
Procter & Gamble Co. (The)                             24,465         1,796,220
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.0%
Herbalife Ltd. 2                                          500            20,140
--------------------------------------------------------------------------------
TOBACCO--0.8%
Altria Group, Inc.                                     14,900         1,126,142
--------------------------------------------------------------------------------
Reynolds American, Inc. 2                                 300            19,788
                                                                ----------------
                                                                      1,145,930

--------------------------------------------------------------------------------
ENERGY--10.7%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.6%
Dresser-Rand Group, Inc. 1                              1,000            39,050

                              7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
Global Industries Ltd. 1,2                              1,900   $        40,698
--------------------------------------------------------------------------------
National Oilwell Varco, Inc. 1,2                        2,600           190,996
--------------------------------------------------------------------------------
Schlumberger Ltd.                                      15,500         1,524,735
--------------------------------------------------------------------------------
Transocean, Inc.                                        2,600           372,190
                                                                ----------------
                                                                      2,167,669

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--9.1%
Chevron Corp.                                          27,301         2,548,002
--------------------------------------------------------------------------------
ConocoPhillips                                         20,728         1,830,282
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                      66,376         6,218,767
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                              9,700           746,803
--------------------------------------------------------------------------------
Tesoro Corp.                                            1,200            57,240
--------------------------------------------------------------------------------
Valero Energy Corp. 2                                  13,500           945,405
                                                                ----------------
                                                                     12,346,499

--------------------------------------------------------------------------------
FINANCIALS--23.5%
--------------------------------------------------------------------------------
CAPITAL MARKETS--5.8%
Ameriprise Financial, Inc.                              5,220           287,674
--------------------------------------------------------------------------------
Charles Schwab Corp. (The)                              4,500           114,975
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                        13,200         2,838,660
--------------------------------------------------------------------------------
Janus Capital Group, Inc. 2                             2,000            65,700
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. 2                        6,600           431,904
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                              30,400         1,631,872
--------------------------------------------------------------------------------
Morgan Stanley                                         47,100         2,501,481
                                                                ----------------
                                                                      7,872,266

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.9%
U.S. Bancorp                                           20,425           648,290
--------------------------------------------------------------------------------
Wachovia Corp.                                         55,612         2,114,924
--------------------------------------------------------------------------------
Wells Fargo & Co.                                      42,800         1,292,132
                                                                ----------------
                                                                      4,055,346

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
American Express Co.                                    5,300           275,706
--------------------------------------------------------------------------------
Capital One Financial Corp. 2                           2,000            94,520
--------------------------------------------------------------------------------
Discover Financial Services                             1,400            21,112
                                                                ----------------
                                                                        391,338

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--7.7%
Bank of America Corp.                                  83,412         3,441,579
--------------------------------------------------------------------------------
CIT Group, Inc.                                         2,100            50,463
--------------------------------------------------------------------------------
Citigroup, Inc.                                       110,177         3,243,611
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                   85,404         3,727,885
                                                                ----------------
                                                                     10,463,538

--------------------------------------------------------------------------------
INSURANCE--5.9%
ACE Ltd.                                                1,100            67,958

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
INSURANCE Continued
Allstate Corp.                                         10,700   $       558,861
--------------------------------------------------------------------------------
Ambac Financial Group, Inc. 2                           1,800            46,386
--------------------------------------------------------------------------------
American International Group, Inc.                     56,837         3,313,597
--------------------------------------------------------------------------------
Aon Corp.                                              12,200           581,818
--------------------------------------------------------------------------------
Assurant, Inc. 2                                          700            46,830
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Cl. B 1                          90           426,240
--------------------------------------------------------------------------------
Chubb Corp.                                            15,400           840,532
--------------------------------------------------------------------------------
CNA Financial Corp.                                     1,200            40,464
--------------------------------------------------------------------------------
First American Corp. (The) 2                            1,400            47,768
--------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                        11,800           300,310
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                              200             5,736
--------------------------------------------------------------------------------
Lincoln National Corp.                                  2,300           133,906
--------------------------------------------------------------------------------
Loews Corp.                                             4,300           216,462
--------------------------------------------------------------------------------
MBIA, Inc. 2                                            2,400            44,712
--------------------------------------------------------------------------------
MetLife, Inc.                                           5,900           363,558
--------------------------------------------------------------------------------
Progressive Corp.                                       5,100            97,716
--------------------------------------------------------------------------------
Safeco Corp.                                              300            16,704
--------------------------------------------------------------------------------
Travelers Cos., Inc. (The)                             16,200           871,560
                                                                ----------------
                                                                      8,021,118

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
General Growth Properties, Inc. 2                       2,000            82,360
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.8%
Fannie Mae                                             22,400           895,552
--------------------------------------------------------------------------------
Washington Mutual, Inc. 2                              19,000           258,590
                                                                ----------------
                                                                      1,154,142

--------------------------------------------------------------------------------
HEALTH CARE--10.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.2%
Amgen, Inc. 1                                          12,800           594,432
--------------------------------------------------------------------------------
Biogen Idec, Inc. 1,2                                  10,700           609,044
--------------------------------------------------------------------------------
Genentech, Inc. 1                                       4,900           328,643
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc. 1                               800            38,808
                                                                ----------------
                                                                      1,570,927

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Baxter International, Inc.                              5,500           319,275
--------------------------------------------------------------------------------
Intuitive Surgical, Inc. 1,2                              200            64,900
--------------------------------------------------------------------------------
Kinetic Concepts, Inc. 1,2                                900            48,204
--------------------------------------------------------------------------------
Medtronic, Inc.                                         8,200           412,214
                                                                ----------------
                                                                        844,593

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.6%
Aetna, Inc.                                            16,000           923,680
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                                 1,100            49,357
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                              900            53,325
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                                11,000           803,000

                              8 | GROWTH PORTFOLIO

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Health Net, Inc. 1                                      1,100   $        53,130
--------------------------------------------------------------------------------
Humana, Inc. 1                                          2,300           173,213
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1,2                              1,000            35,160
--------------------------------------------------------------------------------
McKesson Corp.                                          9,200           602,692
--------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                          8,800           892,320
--------------------------------------------------------------------------------
Omnicare, Inc. 2                                        1,800            41,058
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                               18,782         1,093,112
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                      16,967         1,488,515
                                                                ----------------
                                                                      6,208,562

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.0%
Invitrogen Corp. 1,2                                      700            65,387
--------------------------------------------------------------------------------
PHARMACEUTICALS--3.7%
Abbott Laboratories                                     1,100            61,765
--------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1                   1,300            34,671
--------------------------------------------------------------------------------
Forest Laboratories, Inc. 1                             8,600           313,470
--------------------------------------------------------------------------------
Johnson & Johnson                                      35,600         2,374,520
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 1                            4,500            46,080
--------------------------------------------------------------------------------
Merck & Co., Inc.                                       9,900           575,289
--------------------------------------------------------------------------------
Pfizer, Inc.                                           46,965         1,067,514
--------------------------------------------------------------------------------
Sepracor, Inc. 1,2                                      1,800            47,250
--------------------------------------------------------------------------------
Wyeth                                                  13,300           587,727
                                                                ----------------
                                                                      5,108,286

--------------------------------------------------------------------------------
INDUSTRIALS--9.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%
Boeing Co.                                             10,300           900,838
--------------------------------------------------------------------------------
Honeywell International, Inc.                           8,700           535,659
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                       5,500           582,670
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                   1,700           178,942
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                  8,000           629,120
--------------------------------------------------------------------------------
Raytheon Co.                                           13,200           801,240
--------------------------------------------------------------------------------
United Technologies Corp.                               7,300           558,742
                                                                ----------------
                                                                      4,187,211

--------------------------------------------------------------------------------
AIRLINES--0.1%
AMR Corp. 1,2                                           3,200            44,896
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1,2                   2,000            44,500
--------------------------------------------------------------------------------
Northwest Airlines Corp. 1                              1,000            14,510
--------------------------------------------------------------------------------
UAL Corp. 1,2                                             900            32,094
                                                                ----------------
                                                                        136,000

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.0%
USG Corp. 1,2                                           1,200            42,948
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.1%
ChoicePoint, Inc. 1,2                                   1,300            47,346
--------------------------------------------------------------------------------
Corporate Executive Board Co. (The) 2                     600            36,060

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Robert Half International, Inc.                         1,400   $        37,856
                                                                ----------------
                                                                        121,262

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.0%
Fluor Corp.                                               400            58,288
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%
Acuity Brands, Inc. 2                                     300            13,500
--------------------------------------------------------------------------------
Rockwell Automation, Inc.                                 800            55,168
--------------------------------------------------------------------------------
Thomas & Betts Corp. 1,2                                  900            44,136
                                                                ----------------
                                                                        112,804

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.6%
3M Co.                                                  8,100           682,992
--------------------------------------------------------------------------------
General Electric Co.                                  134,000         4,967,380
--------------------------------------------------------------------------------
Teleflex, Inc.                                            200            12,602
--------------------------------------------------------------------------------
Tyco International Ltd.                                16,325           647,286
                                                                ----------------
                                                                      6,310,260

--------------------------------------------------------------------------------
MACHINERY--1.3%
Cummins, Inc.                                           2,000           254,740
--------------------------------------------------------------------------------
Deere & Co.                                             3,800           353,856
--------------------------------------------------------------------------------
Eaton Corp.                                             2,000           193,900
--------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., Cl. A                          4,700           218,409
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                   7,800           587,418
--------------------------------------------------------------------------------
SPX Corp.                                                 600            61,710
--------------------------------------------------------------------------------
Toro Co. (The) 2                                          400            21,776
                                                                ----------------
                                                                      1,691,809

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--28.1%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.1%
Cisco Systems, Inc. 1                                 103,300         2,796,331
--------------------------------------------------------------------------------
CommScope, Inc. 1                                       1,100            54,131
--------------------------------------------------------------------------------
F5 Networks, Inc. 1,2                                     100             2,852
--------------------------------------------------------------------------------
Foundry Networks, Inc. 1,2                              2,700            47,304
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                               22,500           747,000
--------------------------------------------------------------------------------
Motorola, Inc.                                         47,000           753,880
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                         64,300         2,530,205
--------------------------------------------------------------------------------
Tellabs, Inc. 1                                         3,500            22,890
                                                                ----------------
                                                                      6,954,593

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--8.8%
Apple, Inc. 1                                          11,100         2,198,688
--------------------------------------------------------------------------------
Dell, Inc. 1                                           63,400         1,553,934
--------------------------------------------------------------------------------
EMC Corp. 1                                            45,400           841,262
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                    71,800         3,624,464
--------------------------------------------------------------------------------
International Business Machines Corp.                  27,600         2,983,560
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                    1,400            48,804

                              9 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS Continued
NCR Corp. 1                                             2,100   $        52,710
--------------------------------------------------------------------------------
Network Appliance, Inc. 1,2                             2,600            64,896
--------------------------------------------------------------------------------
Seagate Technology 2                                   20,000           510,000
--------------------------------------------------------------------------------
Sun Microsystems, Inc. 1                                5,800           105,154
--------------------------------------------------------------------------------
Teradata Corp. 1                                        1,300            35,633
                                                                ----------------
                                                                     12,019,105

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Agilent Technologies, Inc. 1,2                         19,000           698,060
--------------------------------------------------------------------------------
Arrow Electronics, Inc. 1                               1,500            58,920
--------------------------------------------------------------------------------
Avnet, Inc. 1                                           1,500            52,455
                                                                ----------------
                                                                        809,435

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.1%
eBay, Inc. 1                                           24,300           806,517
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                   2,800         1,936,144
--------------------------------------------------------------------------------
ValueClick, Inc. 1                                        600            13,140
--------------------------------------------------------------------------------
VeriSign, Inc. 1                                        1,400            52,654
                                                                ----------------
                                                                      2,808,455

--------------------------------------------------------------------------------
IT SERVICES--1.6%
Accenture Ltd., Cl. A                                  19,800           713,394
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc., Cl. A 1               400            18,040
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                        17,000           757,010
--------------------------------------------------------------------------------
Computer Sciences Corp. 1                               1,200            59,364
--------------------------------------------------------------------------------
DST Systems, Inc. 1,2                                     700            57,785
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                          23,600           489,228
--------------------------------------------------------------------------------
Hewitt Associates, Inc. 1,2                             1,000            38,290
--------------------------------------------------------------------------------
NeuStar, Inc., Cl. A 1                                    500            14,340
--------------------------------------------------------------------------------
SAIC, Inc. 1,2                                          1,100            22,132
--------------------------------------------------------------------------------
Western Union Co.                                       3,400            82,552
                                                                ----------------
                                                                      2,252,135

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.3%
Xerox Corp.                                            26,000           420,940
--------------------------------------------------------------------------------
Zebra Technologies Corp., Cl. A 1                         300            10,410
                                                                ----------------
                                                                        431,350

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.7%
Analog Devices, Inc.                                    4,800           152,160
--------------------------------------------------------------------------------
Applied Materials, Inc.                                38,300           680,208
--------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                    1,900            21,489
--------------------------------------------------------------------------------
Intel Corp.                                            74,100         1,975,506
--------------------------------------------------------------------------------
Intersil Corp., Cl. A 2                                 1,800            44,064
--------------------------------------------------------------------------------
Lam Research Corp. 1,2                                    900            38,907
--------------------------------------------------------------------------------
Linear Technology Corp. 2                               1,900            60,477

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
MEMC Electronic Materials, Inc. 1,2                       900   $        79,641
--------------------------------------------------------------------------------
National Semiconductor Corp.                            2,500            56,600
--------------------------------------------------------------------------------
Novellus Systems, Inc. 1                                1,900            52,383
--------------------------------------------------------------------------------
NVIDIA Corp. 1                                         21,200           721,224
--------------------------------------------------------------------------------
ON Semiconductor Corp. 1,2                              5,200            46,176
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                28,900           965,260
--------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates, Inc. 1,2                                    1,300            48,100
--------------------------------------------------------------------------------
Xilinx, Inc.                                            2,500            54,675
                                                                ----------------
                                                                      4,996,870

--------------------------------------------------------------------------------
SOFTWARE--5.9%
Activision, Inc. 1                                      2,000            59,400
--------------------------------------------------------------------------------
Adobe Systems, Inc. 1                                   8,000           341,840
--------------------------------------------------------------------------------
Ansys, Inc. 1,2                                           900            37,314
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                        1,500            74,640
--------------------------------------------------------------------------------
BEA Systems, Inc. 1                                     4,300            67,854
--------------------------------------------------------------------------------
BMC Software, Inc. 1                                    1,900            67,716
--------------------------------------------------------------------------------
CA, Inc.                                               10,000           249,500
--------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1,2                        3,100            52,731
--------------------------------------------------------------------------------
Check Point Software Technologies Ltd. 1                1,300            28,548
--------------------------------------------------------------------------------
Citrix Systems, Inc. 1                                  1,200            45,612
--------------------------------------------------------------------------------
Cognos, Inc. 1                                            500            28,785
--------------------------------------------------------------------------------
Compuware Corp. 1                                       5,200            46,176
--------------------------------------------------------------------------------
Intuit, Inc. 1                                          2,400            75,864
--------------------------------------------------------------------------------
McAfee, Inc. 1                                          1,500            56,250
--------------------------------------------------------------------------------
MICROS Systems, Inc. 1,2                                  500            35,080
--------------------------------------------------------------------------------
Microsoft Corp.                                       139,100         4,951,960
--------------------------------------------------------------------------------
Novell, Inc. 1                                          6,800            46,716
--------------------------------------------------------------------------------
Oracle Corp. 1                                         47,100         1,063,518
--------------------------------------------------------------------------------
Red Hat, Inc. 1,2                                       2,600            54,184
--------------------------------------------------------------------------------
Symantec Corp. 1                                       36,700           592,338
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                        1,800            46,674
                                                                ----------------
                                                                      8,022,700

--------------------------------------------------------------------------------
MATERIALS--2.8%
--------------------------------------------------------------------------------
CHEMICALS--1.3%
Celanese Corp., Series A                                1,000            42,320
--------------------------------------------------------------------------------
Dow Chemical Co. (The)                                  8,200           323,244
--------------------------------------------------------------------------------
Monsanto Co. 2                                          4,500           502,605
--------------------------------------------------------------------------------
Mosaic Co. (The) 1                                      8,000           754,720
--------------------------------------------------------------------------------
Scotts Miracle-Gro Co. (The), Cl. A 2                   1,100            41,162
--------------------------------------------------------------------------------
Terra Industries, Inc. 1                                1,100            52,536
                                                                ----------------
                                                                      1,716,587

                              10 | GROWTH PORTFOLIO

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%
Owens-Illinois, Inc. 1                                  1,500   $        74,250
--------------------------------------------------------------------------------
Packaging Corp. of America 2                            1,600            45,120
                                                                ----------------
                                                                        119,370

--------------------------------------------------------------------------------
METALS & MINING--1.3%
AK Steel Holding Corp. 1                                  900            41,616
--------------------------------------------------------------------------------
Carpenter Technology Corp.                                600            45,102
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold,
Inc., Cl. B                                             2,800           286,832
--------------------------------------------------------------------------------
Nucor Corp.                                            11,700           692,874
--------------------------------------------------------------------------------
Reliance Steel & Aluminum Co. 2                           700            37,940
--------------------------------------------------------------------------------
Southern Copper Corp. 2                                 4,900           515,137
--------------------------------------------------------------------------------
United States Steel Corp. 2                             1,500           181,365
                                                                ----------------
                                                                      1,800,866

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.1%
International Paper Co.                                 4,800           155,424
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.5%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
AT&T, Inc.                                             75,600         3,141,936
--------------------------------------------------------------------------------
CenturyTel, Inc.                                        1,300            53,898
--------------------------------------------------------------------------------
Embarq Corp.                                            1,200            59,436
--------------------------------------------------------------------------------
Qwest Communications International,
Inc. 1,2                                               81,600           572,016
--------------------------------------------------------------------------------
Verizon Communications, Inc.                           13,300           581,077
                                                                ----------------
                                                                      4,408,363

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
American Tower Corp. 1                                  1,900            80,940
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                    16,586           217,774
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                            700            43,823
                                                                ----------------
                                                                        342,537

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
UTILITIES--0.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%
Duke Energy Corp. 2                                     4,600   $        92,782
                                                                ----------------
Total Common Stocks (Cost $131,565,490)                             135,449,546

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Wachovia Corp., Dividend Equalization
Preferred Shares 1,3 (Cost $0)                          2,000                 3

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--0.5%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.03% 4,5
(Cost $643,145)                                       643,145           643,145
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments
Purchased with Cash
Collateral from Securities
Loaned) (Cost $132,208,635)                                         136,092,694

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES
LOANED--5.5% 6
--------------------------------------------------------------------------------
Undivided interest of 0.76% in joint repurchase agreement
(Principal Amount/Value $1,000,000,000, with a maturity
value of $1,000,250,000) with Bank of America NA,
4.50%, dated 12/31/07, to be repurchased at
$7,562,666 on 1/2/08, collateralized by U.S.
Agency Mortgages, 5%, 5/1/35, with
a value of $1,020,000,000
(Cost $7,560,776)                                $  7,560,776         7,560,776

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $139,769,411)                                     105.5%      143,653,470
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                    (5.5)       (7,526,478)
                                                 -------------------------------
NET ASSETS                                              100.0%  $   136,126,992
                                                 ===============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

                              11 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 7 of accompanying Notes.

3. Illiquid security. The aggregate value of illiquid securities as of December
31, 2007 was $3, which represents 0.00% of the Portfolio's net assets. See Note
6 of accompanying Notes.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the
Portfolio and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES        GROSS        GROSS              SHARES
                                                     DECEMBER 31, 2006    ADDITIONS   REDUCTIONS   DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E           1,048,972   21,098,849   21,504,676             643,145

                                                                                                            DIVIDEND
                                                                                           VALUE              INCOME
--------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E                                    $  643,145           $  26,390

5. Rate shown is the 7-day yield as of December 31, 2007.

6. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              12 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

ASSETS
----------------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $139,126,266)                                                                    $ 143,010,325
Affiliated companies (cost $643,145)                                                                                643,145
                                                                                                              --------------
                                                                                                                143,653,470
----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                 46,718
----------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                    917,281
Dividends                                                                                                           158,881
Shares of capital stock sold                                                                                         15,200
Other                                                                                                                 8,812
                                                                                                              --------------
Total assets                                                                                                    144,800,362

----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                        7,561,526
----------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                               999,507
Shares of capital stock redeemed                                                                                     45,935
Shareholder communications                                                                                            8,441
Directors' compensation                                                                                               5,314
Transfer and shareholder servicing agent fees                                                                           865
Other                                                                                                                51,782
                                                                                                              --------------
Total liabilities                                                                                                 8,673,370

----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                    $ 136,126,992
                                                                                                              ==============

----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                          $      59,038
----------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                      177,152,639
----------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                 1,813,738
----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                  (46,782,482)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                                                                                        3,884,059
                                                                                                              --------------
NET ASSETS--applicable to 59,037,760 shares of capital stock outstanding                                      $ 136,126,992
                                                                                                              ==============

----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                                      $        2.31

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              13 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                                        $   2,798,591
Affiliated companies                                                                                                 26,390
----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                                  4
----------------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                               23,924
                                                                                                              --------------
Total investment income                                                                                           2,848,909

----------------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------------
Management fees                                                                                                     928,248
----------------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                              15,000
----------------------------------------------------------------------------------------------------------------------------
Shareholder communications                                                                                           12,574
----------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                        10,016
----------------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                               8,587
----------------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                           1,500
----------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                             984
----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                41,279
                                                                                                              --------------
Total expenses                                                                                                    1,018,188
Less reduction to custodian expenses                                                                                    (96)
Less waivers and reimbursements of expenses                                                                            (507)
                                                                                                              --------------
Net expenses                                                                                                      1,017,585

----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                             1,831,324

----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                                                          19,525,674
Foreign currency transactions                                                                                        11,905
                                                                                                              --------------
Net realized gain                                                                                                19,537,579
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on: Investments                                            (14,456,463)
Translation of assets and liabilities denominated in foreign currencies                                              (9,967)
                                                                                                              --------------
Net change in unrealized appreciation                                                                           (14,466,430)

----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $   6,902,473
                                                                                                              ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              14 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                2007            2006
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                         $   1,831,324   $   1,794,201
----------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                19,537,579      12,694,086
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                           (14,466,430)      7,274,296
                                                                                              ------------------------------
Net increase in net assets resulting from operations                                              6,902,473      21,762,583

----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                             (1,791,385)     (2,060,251)

----------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions                            (22,465,220)    (26,087,903)

----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
Total decrease                                                                                  (17,354,132)     (6,385,571)
----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                             153,481,124     159,866,695
                                                                                              ------------------------------
End of period (including accumulated net investment income of
$1,813,738 and $1,774,116, respectively)                                                      $ 136,126,992   $ 153,481,124
                                                                                              ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              15 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                 2007               2006             2005             2004           2003
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    2.23          $    1.97        $    1.88        $    1.74      $    1.39
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .03 1              .02 1            .02 1            .02 1          .02
Net realized and unrealized gain                         .08                .27              .10              .14            .35
                                                   -----------------------------------------------------------------------------
Total from investment operations                         .11                .29              .12              .16            .37
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.03)              (.03)            (.03)            (.02)          (.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    2.31          $    2.23        $    1.97        $    1.88      $    1.74
                                                   ================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.85%             14.67%            6.41%            9.20%         26.81%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 136,127          $ 153,481        $ 159,867        $ 179,076      $ 187,147
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 148,472          $ 154,927        $ 165,300        $ 179,018      $ 170,217
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.23%              1.16%            1.24%            1.39%          1.17%
Total expenses                                          0.69% 4,5,6        0.68% 4,5        0.68% 6,7        0.66% 6        0.67% 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  101%                88%              81%              78%            86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:
      Year Ended December 31, 2007        0.69%
      Year Ended December 31, 2006        0.68%

5. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              16 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the "Portfolio") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek high total return. The Portfolio's investment adviser is
OppenheimerFunds, Inc. (the "Manager"). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00
P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered
U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid"
and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value.
Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued.
Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the
Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

                              17 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Portfolio is
permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of
Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of
1940, as amended. The Manager is also the investment adviser of IMMF. The
Portfolio's investment in IMMF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of IMMF's Class
E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the
Portfolio may be delayed or limited.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $1,818,680                 $--            $46,155,094           $3,256,737

1. As of December 31, 2007, the Portfolio had $46,155,087 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:

            EXPIRING
            ----------------------------
            2009            $ 10,833,187
            2010              28,419,014
            2011               6,902,886
                            ------------
            Total           $ 46,155,087
                            ============

2. The Portfolio had $7 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended December 31, 2007, the Portfolio utilized
$19,040,521 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2006, the Portfolio utilized
$12,049,367 of capital loss carryforward to offset capital gains realized in that fiscal year.

                              18 | GROWTH PORTFOLIO

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.

Accordingly, the following amounts have been reclassified for December 31, 2007.
Net assets of the Portfolio were unaffected by the reclassifications.

      REDUCTION TO                    REDUCTION TO
      ACCUMULATED NET     ACCUMULATED NET REALIZED
      INVESTMENT INCOME        LOSS ON INVESTMENTS
      --------------------------------------------
      $317                                    $317

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                        YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 2007   DECEMBER 31, 2006
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                   $1,791,385          $2,060,251

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities          $ 140,396,733
                                              =============

      Gross unrealized appreciation           $  13,137,431
      Gross unrealized depreciation              (9,880,694)
                                              -------------
      Net unrealized appreciation             $   3,256,737
                                              =============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

                              19 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the
Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                             YEAR ENDED DECEMBER 31, 2007    YEAR ENDED DECEMBER 31, 2006
                                                 SHARES            AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------

Sold                                            625,408   $     1,448,888       758,947   $     1,579,099
Dividends and/or distributions reinvested       817,984         1,791,385     1,025,000         2,060,251
Redeemed                                    (11,077,418)      (25,705,493)  (14,418,527)      (29,727,253)
                                            --------------------------------------------------------------
Net decrease                                 (9,634,026)  $   (22,465,220)  (12,634,580)  $   (26,087,903)
                                            ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December
31, 2007, were as follows:

                                                 PURCHASES          SALES
-------------------------------------------------------------------------
Investment securities                         $149,343,150   $171,445,866

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Portfolio pays the
Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

      FEE SCHEDULE
      -----------------------------
      Up to $300 million     0.625%
      Next $100 million      0.500
      Over $400 million      0.450

                              20 | GROWTH PORTFOLIO

--------------------------------------------------------------------------------
ACCOUNTING SERVICE FEES. The Manager acts as the accounting agent for the
Portfolio at an annual fee of $15,000 plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Portfolio.
The Portfolio pays OFS a per account fee. For the year ended December 31, 2007, the Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The
Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF. During the year ended December 31, 2007, the Manager waived
$507 for IMMF management fees.
--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the
Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Portfolio include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received.

      As of December 31, 2007, the Portfolio had no outstanding forward contracts.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets
(determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Portfolio lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. If the

                              21 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. SECURITIES LENDING Continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The
Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2007, the Portfolio had on loan securities valued at
$7,348,576. Collateral of $7,561,526 was received for the loans, all of which was received in cash and $7,560,776 was subsequently invested in approved instruments.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued
Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE
MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after
November 15, 2007, and interim periods within those fiscal years. As of December
31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                              22 | GROWTH PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TOTAL RETURN PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Total
Return Portfolio (the "Portfolio"), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008

                           30 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--59.3%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.2%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.8%
Johnson Controls, Inc.                                 46,100   $     1,661,444
--------------------------------------------------------------------------------
AUTOMOBILES--0.3%
Ford Motor Co. 1                                       97,900           658,867
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Darden Restaurants, Inc.                               23,400           648,414
--------------------------------------------------------------------------------
McDonald's Corp.                                       13,000           765,830
--------------------------------------------------------------------------------
Wendy's International, Inc.                            21,300           550,392
                                                                ----------------
                                                                      1,964,636

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.9%
Newell Rubbermaid, Inc.                                16,600           429,608
--------------------------------------------------------------------------------
Stanley Works (The)                                    29,800         1,444,704
                                                                ----------------
                                                                      1,874,312

--------------------------------------------------------------------------------
MEDIA--1.0%
DirecTV Group, Inc. (The) 1                            54,800         1,266,976
--------------------------------------------------------------------------------
Time Warner, Inc.                                      60,000           990,600
                                                                ----------------
                                                                      2,257,576

--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.2%
Limited Brands, Inc.                                   47,400           897,282
--------------------------------------------------------------------------------
RadioShack Corp.                                      100,300         1,691,058
                                                                ----------------
                                                                      2,588,340

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.1%
Coach, Inc. 1                                          77,600         2,373,008
--------------------------------------------------------------------------------
CONSUMER STAPLES--5.8%
--------------------------------------------------------------------------------
BEVERAGES--0.2%
Coca-Cola Co. (The)                                     7,100           435,727
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.3%
Kroger Co. (The)                                       69,800         1,864,358
--------------------------------------------------------------------------------
Sysco Corp.                                            41,000         1,279,610
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                  25,800         1,226,274
--------------------------------------------------------------------------------
Walgreen Co.                                           13,900           529,312
                                                                ----------------
                                                                      4,899,554

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.8%
Hershey Co. (The)                                      47,200         1,859,680
--------------------------------------------------------------------------------
TOBACCO--2.5%
Altria Group, Inc.                                     49,100         3,710,978
--------------------------------------------------------------------------------
UST, Inc.                                              30,000         1,644,000
                                                                ----------------
                                                                      5,354,978

--------------------------------------------------------------------------------
ENERGY--5.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.5%
National Oilwell Varco, Inc. 1                         15,000         1,101,900
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--5.1%
Chevron Corp.                                          11,500         1,073,295

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS Continued
ConocoPhillips                                         37,900   $     3,346,570
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                      23,700         2,220,453
--------------------------------------------------------------------------------
Marathon Oil Corp.                                     34,300         2,087,498
--------------------------------------------------------------------------------
Valero Energy Corp.                                    31,500         2,205,945
                                                                ----------------
                                                                     10,933,761

--------------------------------------------------------------------------------
FINANCIALS--12.8%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.7%
American Capital Strategies Ltd.                       17,800           586,688
--------------------------------------------------------------------------------
Ameriprise Financial, Inc.                             10,000           551,100
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                               5,400           289,872
                                                                ----------------
                                                                      1,427,660

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.8%
BB&T Corp.                                             70,400         2,159,168
--------------------------------------------------------------------------------
Fifth Third Bancorp                                    76,400         1,919,932
--------------------------------------------------------------------------------
National City Corp.                                    29,200           480,632
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                   25,700         1,605,993
                                                                ----------------
                                                                      6,165,725

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.2%
Bank of America Corp.                                  55,300         2,281,678
--------------------------------------------------------------------------------
CIT Group, Inc.                                        21,500           516,645
--------------------------------------------------------------------------------
Citigroup, Inc.                                        89,600         2,637,824
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                   81,700         3,566,205
                                                                ----------------
                                                                      9,002,352

--------------------------------------------------------------------------------
INSURANCE--4.4%
American International Group, Inc.                     27,200         1,585,760
--------------------------------------------------------------------------------
Chubb Corp.                                            22,500         1,228,050
--------------------------------------------------------------------------------
MetLife, Inc.                                          53,000         3,265,860
--------------------------------------------------------------------------------
Prudential Financial, Inc.                             19,600         1,823,584
--------------------------------------------------------------------------------
Safeco Corp.                                           16,900           940,992
--------------------------------------------------------------------------------
Travelers Cos., Inc. (The)                             12,100           650,980
                                                                ----------------
                                                                      9,495,226

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.5%
Developers Diversified Realty Corp.                    11,100           425,019
--------------------------------------------------------------------------------
General Growth Properties, Inc.                        16,600           683,588
                                                                ----------------
                                                                      1,108,607

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.2%
CB Richard Ellis Group, Inc., Cl. A 1                  19,200           413,760
--------------------------------------------------------------------------------
HEALTH CARE--6.7%
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--5.6%
AmerisourceBergen Corp.                                65,600         2,943,472
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                  13,500           779,625
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                           17,600         1,042,800
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                                39,100         2,854,300

                           7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Humana, Inc. 1                                         14,800   $     1,114,588
--------------------------------------------------------------------------------
McKesson Corp.                                         42,400         2,777,624
--------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                          4,500           456,300
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                2,800           162,960
                                                                ----------------
                                                                     12,131,669

--------------------------------------------------------------------------------
PHARMACEUTICALS--1.1%
Merck & Co., Inc.                                      19,700         1,144,767
--------------------------------------------------------------------------------
Pfizer, Inc.                                           50,900         1,156,957
                                                                ----------------
                                                                      2,301,724

--------------------------------------------------------------------------------
INDUSTRIALS--6.9%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.5%
Honeywell International, Inc.                          17,500         1,077,475
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.1%
Waste Management, Inc.                                 73,400         2,397,978
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%
Rockwell Automation, Inc.                              11,500           793,040
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.3%
General Electric Co.                                  120,500         4,466,935
--------------------------------------------------------------------------------
Textron, Inc.                                           7,800           556,140
                                                                ----------------
                                                                      5,023,075

--------------------------------------------------------------------------------
MACHINERY--1.9%
Cummins, Inc.                                           3,300           420,321
--------------------------------------------------------------------------------
Eaton Corp.                                            18,800         1,822,660
--------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., Cl. A                         31,265         1,452,885
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                   4,600           346,426
                                                                ----------------
                                                                      4,042,292

--------------------------------------------------------------------------------
ROAD & RAIL--0.7%
Norfolk Southern Corp.                                 32,800         1,654,432
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.5%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.2%
Cisco Systems, Inc. 1                                  13,300           360,031
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.4%
Apple, Inc. 1                                          17,800         3,525,824
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                    76,400         3,856,672
                                                                ----------------
                                                                      7,382,496

--------------------------------------------------------------------------------
IT SERVICES--0.2%
Computer Sciences Corp. 1                               9,300           460,071
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.6%
Intel Corp.                                            51,000         1,359,660
--------------------------------------------------------------------------------
SOFTWARE--2.1%
BMC Software, Inc. 1                                   68,200         2,430,648
--------------------------------------------------------------------------------
Microsoft Corp.                                        59,800         2,128,880
                                                                ----------------
                                                                      4,559,528

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
MATERIALS--3.1%
--------------------------------------------------------------------------------
CHEMICALS--1.0%
Dow Chemical Co. (The)                                 39,500   $     1,557,090
--------------------------------------------------------------------------------
Rohm & Haas Co.                                        10,100           536,007
                                                                ----------------
                                                                      2,093,097

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.8%
Ball Corp.                                             40,600         1,827,000
--------------------------------------------------------------------------------
METALS & MINING--0.5%
Alcoa, Inc.                                            20,400           745,620
--------------------------------------------------------------------------------
Freeport-McMoRan Copper &
Gold, Inc., Cl. B                                       3,600           368,784
                                                                ----------------
                                                                      1,114,404

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.8%
International Paper Co.                                53,000         1,716,140
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.7%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--5.7%
AT&T, Inc.                                            158,762         6,598,149
--------------------------------------------------------------------------------
Qwest Communications
International, Inc. 1                                 134,300           941,443
--------------------------------------------------------------------------------
Verizon Communications, Inc.                          107,100         4,679,199
                                                                ----------------
                                                                     12,218,791
                                                                ----------------
Total Common Stocks (Cost $120,680,763)                             128,090,016

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.6%
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8,
Cl. A2, 5.345%, 5/25/34 2                        $    363,337           342,297
--------------------------------------------------------------------------------
Capital One Prime Auto Receivables
Trust, Automobile Asset-Backed
Certificates, Series 2005-1, Cl. A4,
5.048%, 4/15/11 2                                   1,070,000         1,066,115
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                    70,000            65,942
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2002-4, Asset-Backed
Certificates, Series 2002-4, Cl. A1,
5.605%, 2/25/33 2                                       8,112             7,264
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-11, Asset-Backed
Certificates, Series 2005-11,
Cl. AF2, 4.657%, 2/25/36                              140,000           139,158
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-16, Asset-Backed
Certificates, Series 2005-16,
Cl. 2AF2, 5.382%, 5/25/36 2                           400,000           385,539

                           8 | TOTAL RETURN PORTFOLIO

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-17, Asset-Backed
Certificates, Series 2005-17,
Cl. 1AF2, 5.363%, 5/25/36 2                      $    110,000   $       109,158
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10,
Cl. A3, 5.075%, 11/25/35 2                            470,236           467,268
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10,
Cl. A3, 4.955%, 7/25/36 2                             290,000           276,555
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5,
Cl. 2A1, 4.915%, 5/15/36 2                             69,924            69,177
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9,
Cl. 2A2, 4.975%, 7/7/36 2                             150,000           143,187
--------------------------------------------------------------------------------
Honda Auto Receivables Owner
Trust, Automobile Receivable
Obligations, Series 2005-2, Cl. A4,
4.15%, 10/15/10                                       200,000           199,406
--------------------------------------------------------------------------------
Household Home Equity Loan Trust,
Home Equity Loan Pass-Through
Certificates, Series 2005-3, Cl. A1,
5%, 1/20/35 2                                         156,370           152,815
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg.
Pass-Through Certificates:
Series 2005-10, Cl. 2A3B, 5.55%,
1/25/36                                               172,377           172,686
Series 2005-2, Cl. 2A1B, 5.18%,
8/25/35 2                                             135,547           135,968
--------------------------------------------------------------------------------
Litigation Settlement Monetized
Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%,
4/25/31 3                                             747,284           745,192
--------------------------------------------------------------------------------
MBNA Credit Card Master Note
Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 6.378%,
3/15/16 2                                             690,000           667,567
--------------------------------------------------------------------------------
Option One Mortgage Loan Trust,
Asset-Backed Certificates, Series
2006-2, Cl. 2A2, 4.965%, 7/1/36 2                     280,000           272,654
--------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through
Certificates, Series 2006-BNC3,
Cl. A2, 4.905%, 9/25/36 2                             194,154           189,703
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%,
3/26/35                                                68,549            68,625
                                                                ----------------
Total Asset-Backed Securities (Cost $5,807,044)                       5,676,276

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--34.8%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--22.5%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--22.3%
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18-5/15/19                          $  1,647,217   $     1,619,942
5%, 8/15/33-12/15/34                                1,024,659         1,001,449
6%, 3/15/33                                           125,408           127,726
6.50%, 4/15/18-4/15/34                                275,342           285,208
7%, 5/15/30-1/15/34                                 1,574,676         1,651,281
8%, 4/15/16                                           119,734           127,018
9%, 8/15/22-5/15/25                                    36,574            39,460
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2006-11, Cl. PS, 6.728%, 3/25/36 2             157,333           174,636
Series 2043, Cl. ZP, 6.50%, 4/15/28                   257,968           268,088
Series 2055, Cl. ZM, 6.50%, 5/15/28                   164,554           170,151
Series 2080, Cl. C, 6.50%, 8/15/28                    156,523           162,707
Series 2080, Cl. Z, 6.50%, 8/15/28                    108,608           113,311
Series 2461, Cl. PZ, 6.50%, 6/15/32                   325,669           340,402
Series 2500, Cl. FD, 5.528%, 3/15/32 2                 49,557            49,612
Series 2526, Cl. FE, 5.428%, 6/15/29 2                 77,019            76,828
Series 2551, Cl. FD, 5.428%, 1/15/33 2                 59,391            59,655
Series 2764, Cl. UG, 5%, 3/15/34                    1,750,000         1,625,322
Series 3025, Cl. SJ, 6.316%, 8/15/35 2                 31,333            35,653
Series 3094, Cl. HS, 5.949%, 6/15/34 2                 94,749           103,367
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 4.832%, 6/1/26 4                  109,238            25,194
Series 183, Cl. IO, 3.412%, 4/1/27 4                  175,187            40,024
Series 184, Cl. IO, 9.084%, 12/1/26 4                 189,209            43,006
Series 192, Cl. IO, 8.182%, 2/1/28 4                   48,598            11,794
Series 200, Cl. IO, 7.26%, 1/1/29 4                    58,600            13,619
Series 2130, Cl. SC, 3.243%, 3/15/29 4                132,909            12,878
Series 216, Cl. IO, 9.04%, 12/1/31 4                   82,620            20,019
Series 224, Cl. IO, 5.646%, 3/1/33 4                  257,596            60,468
Series 243, Cl. 6, 15.199%, 12/15/32 4                159,393            33,626
Series 2796, Cl. SD, (1.889)%, 7/15/26 4              197,135            17,467
Series 2802, Cl. AS, 5.232%, 4/15/33 4                246,184            16,618
Series 2920, Cl. S, (4.806)%, 1/15/35 4               822,372            58,483
Series 3000, Cl. SE, 11.89%, 7/15/25 4                978,752            52,499
Series 3110, Cl. SL, 24.356%, 2/15/26 4               131,531             6,722
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. PO, 5.967%, 6/1/26 5                   44,724            36,895
Series 192, Cl. PO, 7.631%, 2/1/28 5                   48,597            38,434
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/25/18-8/25/20                              3,550,605         3,494,912
5%, 12/25/17-3/25/34                                5,741,915         5,719,530
5%, 1/1/22 6                                          910,000           910,996
5.50%, 3/25/33-1/25/34                              1,208,600         1,209,685
5.50%, 1/1/22-1/1/37 6                              6,083,000         6,087,033
6%, 11/25/17-10/25/33                               1,523,437         1,556,243
6%, 1/1/22-1/1/37 6                                 5,523,000         5,620,880

                           9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.: Continued
6%, 4/25/33 7                                    $    471,569   $       479,891
6.50%, 5/25/17-11/25/31                             2,767,288         2,871,540
7%, 11/25/17-10/25/35                                 557,450           583,748
7.50%, 2/25/08-12/25/08                                11,252            11,338
8.50%, 7/25/32                                          7,369             7,938
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Grantor Trust, CMO, Trust 2002-T1,
Cl. A2, 7%, 11/25/31                                  293,809           309,861
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22                    170,625           172,892
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                  294,990           304,309
Trust 1998-61, Cl. PL, 6%, 11/25/28                   144,632           148,409
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                192,222           202,008
Trust 2001-50, Cl. NE, 6%, 8/25/30                      1,604             1,598
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                397,514           413,705
Trust 2001-70, Cl. LR, 6%, 9/25/30                     35,446            35,561
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                 136,885           139,778
Trust 2002-56, Cl. KW, 6%, 4/25/23                    550,000           558,259
Trust 2002-9, Cl. PC, 6%, 3/25/17                     314,202           325,143
Trust 2003-130, Cl. CS, 4.37%, 12/25/33 2              85,395            80,750
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                 662,000           666,318
Trust 2004-101, Cl. BG, 5%, 1/25/20                   452,000           453,502
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25               270,000           271,243
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                 250,000           248,001
Trust 2005-59, Cl. NQ, 4.713%,
5/25/35 2                                             156,804           156,825
Trust 2006-24, Cl. DB, 5.50%, 4/25/26                 970,000           986,057
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                622,802           629,452
Trust 2006-46, Cl. SW, 6.362%, 6/25/36 2              121,452           133,270
Trust 2006-50, Cl. KS, 6.362%, 6/25/36 2              137,152           145,986
Trust 2006-50, Cl. SA, 6.362%, 6/25/36 2               64,012            68,226
Trust 2006-50, Cl. SK, 6.362%, 6/25/36 2              490,496           521,781
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                 768,084           776,205
Trust 2006-64, Cl. MD, 5.50%, 7/25/36                 444,000           440,755
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 1993-223, Cl. PM, 10.371%,
10/25/23 4                                            100,933             5,336
Trust 2001-65, Cl. S, 11.769%, 11/25/31 4             444,054            57,352
Trust 2001-81, Cl. S, 3.721%, 1/25/32 4               101,336            10,914
Trust 2002-47, Cl. NS, 2.892%, 4/25/32 4              239,448            26,381
Trust 2002-51, Cl. S, 3.029%, 8/25/32 4               219,871            24,692
Trust 2002-52, Cl. SD, (0.581)%,
9/25/32 4                                             247,498            40,289
Trust 2002-77, Cl. SH, 5.015%,
12/18/32 4                                            126,999            12,523
Trust 2002-84, Cl. SA, 12.932%,
12/25/32 4                                            391,325            45,440
Trust 2003-118, Cl. S, 9.431%, 12/25/33 4             770,555           132,443
Trust 2003-33, Cl. SP, 9.135%, 5/25/33 4              420,386            54,576
Trust 2003-4, Cl. S, 12.143%, 2/25/33 4               252,582            30,809

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2004-54, Cl. DS, (2.17)%,
11/25/304                                        $    206,000  $         16,556
Trust 2005-19, Cl. SA, 1.188%,
3/25/35 4                                           2,080,770           147,963
Trust 2005-40, Cl. SA, 0.806%,
5/25/35 4                                             461,469            31,754
Trust 2005-6, Cl. SE, 3.271%, 2/25/35 4               587,425            50,985
Trust 2005-71, Cl. SA, 8.893%,
8/25/25 4                                             615,383            47,879
Trust 2005-87, Cl. SE, 12.322%,
10/25/35 4                                          1,146,109            79,955
Trust 2005-87, Cl. SG, 14.11%,
10/25/35 4                                          1,162,072           108,888
Trust 2006-119, Cl. MS, 22.861%,
12/25/36 4                                            690,189            52,192
Trust 2006-33, Cl. SP, 15.444%,
5/25/36 4                                           1,249,418           115,400
Trust 222, Cl. 2, 14.242%, 6/1/23 4                   386,776            91,601
Trust 240, Cl. 2, 17.121%, 9/1/23 4                   454,784           104,569
Trust 252, Cl. 2, 14.847%, 11/1/23 4                  298,672            73,676
Trust 273, Cl. 2, 13.105%, 8/1/26 4                    84,658            19,223
Trust 319, Cl. 2, 11.177%, 2/1/32 4                    87,540            20,336
Trust 321, Cl. 2, 6.316%, 4/1/32 4                    998,164           231,360
Trust 322, Cl. 2, 16.46%, 4/1/32 4                    364,080            86,175
Trust 331, Cl. 9, 15.50%, 2/1/33 4                    242,486            60,120
Trust 334, Cl. 17, 22.855%, 2/1/33 4                  158,640            36,623
Trust 339, Cl. 7, 10.299%, 7/1/33 4                   759,051           179,375
Trust 342, Cl. 2, 6.635%, 9/1/33 4                    139,915            32,759
Trust 344, Cl. 2, 4.80%, 12/1/33 4                  1,959,213           449,235
Trust 345, Cl. 9, 8.864%, 1/1/34 4                    341,338            81,213
Trust 362, Cl. 12, 9.377%, 8/1/35 4                   460,444           106,581
Trust 362, Cl. 13, 9.359%, 8/1/35 4                   255,301            58,627
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M,
5.602%, 9/25/23 5                                     122,481           100,103
                                                                ----------------
                                                                     48,087,093

--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.2%
Government National Mortgage Assn.:
7%, 11/29/08-1/30/24                                  104,114           110,075
7.50%, 1/30/09-6/30/24                                178,094           188,442
8%, 5/30/17                                            56,924            61,094
8.50%, 8/15/17-12/29/17                                51,066            55,106
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 8.455%, 1/16/27 4             217,119            21,850
Series 2002-15, Cl. SM, 5.989%,
2/16/32 4                                             257,521            39,713
Series 2002-76, Cl. SY, 6.388%,
12/16/26 4                                            520,449            50,620
Series 2004-11, Cl. SM, 1.721%, 1/17/30 4             174,443            28,274
                                                                ----------------
                                                                        555,174

                           10 | TOTAL RETURN PORTFOLIO

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-AGENCY--12.3%
--------------------------------------------------------------------------------
COMMERCIAL--5.1%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series
2005-3, Cl. A2, 4.501%, 7/10/43                   $   490,000   $       484,273
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                328,600           334,197
--------------------------------------------------------------------------------
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates, Series 2004-8, Cl. 5A1,
6.50%, 5/25/32                                        257,867           262,811
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank 2007-CD4
Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 2007-CD4, Cl. A2B, 5.205%,
12/11/49                                              300,000           299,953
Series 2007-CD4, Cl. A4, 5.322%,
12/1/49                                               410,000           409,565
--------------------------------------------------------------------------------
CitiMortgage Alternative Loan
Trust 2006-A5,
Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 5.265%,
10/25/36 2                                            635,748           603,075
Series 2006-A5, Cl. 1A13, 5.315%,
10/25/36 2                                            334,175           326,749
--------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage
Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%,
6/25/36                                               202,060           202,024
Series 2006-AB4, Cl. A1A, 6.005%,
10/25/36                                              417,621           417,599
Series 2006-AB3, Cl. A7, 6.36%,
7/1/36                                                 63,503            63,555
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage
Securities Trust 2004-FA2, Mtg.
Pass-Through Certificates, Series
2004-FA2, Cl. 3A1, 6%, 1/25/35                        171,303           164,889
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage
Securities Trust 2007-FA2, Mtg.
Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                     215,909           213,287
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39               320,000           318,889
Series 2005-C3, Cl. A2, 4.853%, 7/10/45               280,000           279,034

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                           $   340,000   $       335,942
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                               300,000           300,711
Series 2007-GG9, Cl. A2, 5.381%,
3/10/39                                               970,000           976,001
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                               120,000           118,771
Series 2005-LDP4, Cl. A2, 4.79%,
10/15/42                                              400,000           397,572
Series 2007-LDPX, Cl. A2S, 5.305%,
1/15/49                                                90,000            90,131
Series 2006-CB14, Cl. A4, 5.481%,
12/12/44                                              480,000           486,395
Series 2007-LD12, Cl. A2, 5.827%,
2/15/51                                               220,000           224,693
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
Trust, Commercial Mtg.
Pass-Through Certificates:
Series 2005-C5, Cl. A2, 4.885%, 9/15/30               340,000           339,491
Series 2007-C1, Cl. A2, 5.318%, 1/15/12               400,000           401,940
Series 2007-C1, Cl. A4, 5.424%, 2/11/40               350,000           352,192
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 2                17,984            17,920
Series 2004-6, Cl. 10A1, 6%, 7/25/34                  361,472           358,000
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG
2000-C1, Cl. A2, 7.306%, 10/6/15                      251,000           266,177
--------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2003-QS1,
Cl. A2, 5.75%, 1/25/33                                178,078           177,194
--------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2007-QS6,
Cl. A114, 5.75%, 4/25/37                              307,756           304,218
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C17,
Cl. A2, 4.782%, 3/15/42                               590,000           587,468
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through
Certificates, Series 2006-C29,
Cl. A2, 5.272%, 11/15/48                               84,000            84,197

                           11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
WaMu, Mtg. Pass-Through
Certificates, Series 2006-AR8,
Cl. 2A1, 6.133%, 8/25/36 2                        $   899,362   $       899,199
                                                                ----------------
                                                                     11,098,112

--------------------------------------------------------------------------------
MANUFACTURED HOUSING--0.7%
Wells Fargo Mortgage-Backed
Securities 2006-AR12 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR12, Cl. 2A1, 6.102%, 9/25/36 2                 704,412           705,967
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR2, Cl. 2A5, 5.10%, 3/25/36 2                   809,991           803,984
                                                                ----------------
                                                                      1,509,951

--------------------------------------------------------------------------------
MULTIFAMILY--3.7%
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates, Series 2005-F, Cl. 2A3,
4.716%, 7/25/35 2                                     589,769           585,203
--------------------------------------------------------------------------------
Bear Stearns ARM Trust 2006-4,
Mtg. Pass-Through Certificates,
Series 2006-4, Cl. 2A1, 5.802%,
10/25/36 2                                            315,983           318,412
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
2006-AR5, Mtg. Pass-Through
Certificates, Series 2006-AR5, Cl.
1A3A, 5.894%, 7/25/36 2                               245,630           247,815
--------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, CMO:
Series 2008-85CB, Cl. 2A3, 5.50%,
2/25/36                                               370,000           351,452
Series 2004-28CB, Cl. 2A4, 5.75%,
1/25/35                                               499,000           476,995
--------------------------------------------------------------------------------
Countrywide Home Loans
Servicing LP, Mtg. Pass-Through
Certificates:
Series 2003-46, Cl. 1A2, 4.122%,
1/19/34 2                                             422,766           427,943
Series 2005-HYB1, Cl. 5A1, 4.995%,
3/25/35 2                                             558,263           545,528
Series 2007-HY1, Cl. 1A1, 5.695%,
4/25/37 2                                             590,800           593,360
--------------------------------------------------------------------------------
GMAC Mortgage Corp. Loan Trust,
Mtg. Pass-Through Certificates:
Series 2005-AR4, Cl. 2A1, 5.292%,
7/19/35 2                                             646,573           648,809
Series 2004-J4, Cl. A7, 5.50%, 9/25/34                340,000           325,434
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust 2005-
AR7, Mtg. Pass-Through Certificates,
Series 2005-AR7, Cl. 3A1, 5.152%,
11/25/35 2                                            948,031           947,279

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
MULTIFAMILY Continued
Merrill Lynch Mortgage Investors
Trust 2007-2, Mtg. Pass-Through
Certificates, Series 2007-2, Cl. 2A1,
6.007%, 6/25/37 2                                 $   791,719   $       796,111
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2004-AA Trust, Mtg.
Pass-Through Certificates, Series
2004-AA, Cl. 2A, 4.993%, 12/25/34 2                   192,223           189,538
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2004-S Trust, Mtg.
Pass-Through Certificates, Series
2004-S, Cl. A1, 3.54%, 9/25/34 2                      160,120           157,680
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2005-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2005-AR2, Cl. 2A2, 4.547%, 3/25/35 2                  118,918           117,967
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2005-AR4 Trust, Mtg.
Pass-Through Certificates, Series
2005-AR4, Cl. 2A2, 4.524%, 4/25/35 2                  194,785           193,218
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR10 Trust, Mtg.
Pass-Through Certificates:
Series 2006-AR10, Cl. 4A1, 5.56%,
7/25/36 2                                             391,599           393,807
Series 2006-AR10, Cl. 2A1, 5.646%,
7/25/36 2                                             302,112           304,376
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR2, Cl. 2A6, 5.10%, 3/25/36 2                   160,394           159,205
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR6 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR6, Cl. 3A1, 5.093%, 3/25/36 2                  179,498           178,736
                                                                ----------------
                                                                      7,958,868

--------------------------------------------------------------------------------
RESIDENTIAL--2.8%
Chase Mortgage Finance Trust
Series 2005-S1, Multiclass Mtg.
Pass-Through Certificates, Series
2005-S1, Cl. 1A5, 5.50%, 5/25/35                      200,000           196,654
--------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, CMO:
Series 2005-18CB, Cl. A8, 5.50%,
5/25/36                                               500,000           482,539
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32               530,363           541,895
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34               501,797           503,507
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan
Trust 2006-AR, Mtg. Pass-Through
Certificates, Series 2006-AR, Cl.
5A3, 5.427%, 6/25/36 2                                230,000           231,063

                           12 | TOTAL RETURN PORTFOLIO

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
RESIDENTIAL Continued
RALI Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS5,
Cl. 2A2, 6%, 4/25/08                              $   259,321   $       259,031
--------------------------------------------------------------------------------
STARM Mortgage Loan Trust
2007-S1, Mtg. Pass-Through
Certificates, Series 2007-S1,
Cl. 3A1, 5.004%, 8/1/22 2                             877,613           865,683
--------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through
Certificates:
Series 2007-HY6, Cl. 2A1, 5.702%,
6/25/37 2                                             556,979           549,994
Series 2006-AR12, Cl. 2A1, 5.75%,
10/25/36 2                                            871,729           866,451
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Loan Trust, Mtg. Pass-Through
Certificates, 2007-A, Cl. 1A8, 6%,
2/25/37                                               851,863           854,505
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR5 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR5, Cl. 2A2, 5.535%, 4/1/36 2                   339,011           308,131
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2003-6 Trust, Mtg.
Pass-Through Certificates, Series
2003-6, Cl. 1A1, 5%, 6/25/18                          321,567           319,936
                                                                ----------------
                                                                      5,979,389
                                                                ----------------
Total Mortgage-Backed Obligations
(Cost $74,101,936)                                                   75,188,587

--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--8.8%
--------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs.,
5/1/31                                                395,000           402,691
--------------------------------------------------------------------------------
Barclays Bank plc, 6.278%
Perpetual Bonds 8                                   1,100,000           959,068
--------------------------------------------------------------------------------
Belo Corp., 8% Sr. Unsec. Unsub.
Nts., 11/1/08                                         650,000           655,945
--------------------------------------------------------------------------------
Buckeye Partners LP, 4.625% Sr.
Nts., 7/15/13                                         450,000           432,492
--------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7.50%
Sr. Unsec. Nts., 9/1/09 3                             535,000           568,634
--------------------------------------------------------------------------------
Capmark Financial Group, Inc.,
5.875% Nts., 5/10/12 9                                255,000           202,031
--------------------------------------------------------------------------------
Centex Corp., 5.80% Sr. Unsec. Nts.,
9/15/09                                               320,000           294,844
--------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr.
Unsec. Nts., 11/1/08                                  370,000           382,504
--------------------------------------------------------------------------------
CIT Group Funding Co. of Canada,
4.65% Sr. Unsec. Nts., 7/1/10                         290,000           275,955
--------------------------------------------------------------------------------
Citigroup, Inc., 8.30% Jr. Sub. Bonds,
12/21/57 2                                            160,000           167,545

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Clear Channel Communications,
Inc., 6.25% Nts., 3/15/11                         $   325,000   $       294,332
--------------------------------------------------------------------------------
Cox Enterprises, Inc., 4.375% Nts.,
5/1/08 9                                              475,000           473,512
--------------------------------------------------------------------------------
CSC Holdings, Inc., 7.25% Sr. Unsec.
Nts., 7/15/08                                         360,000           361,350
--------------------------------------------------------------------------------
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                120,000           116,671
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                        268,000           311,195
--------------------------------------------------------------------------------
Dillard's, Inc., 6.625% Unsec. Nts.,
11/15/08 3                                            190,000           189,763
--------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts.,
Series A, 5/15/08                                     195,000           193,050
--------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec.
Nts., 10/1/08                                         560,000           560,700
--------------------------------------------------------------------------------
El Paso Corp., 6.50% Sr. Unsec. Nts.,
6/1/08                                                 95,000            95,902
--------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr.
Unsec. Nts., 9/15/10                                  910,000           868,823
--------------------------------------------------------------------------------
Gap, Inc. (The), 10.05% Unsub. Nts.,
12/15/08 2                                             69,000            71,588
--------------------------------------------------------------------------------
General Motors Acceptance Corp.,
8% Bonds, 11/1/31                                     405,000           340,553
--------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34                            785,000           711,082
--------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual
Bonds, Series A 8,9                                 1,300,000         1,060,777
--------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 2                               900,000           834,031
--------------------------------------------------------------------------------
Hyundai Motor Manufacturing
Alabama LLC, 5.30% Sr. Unsec. Nts.,
12/19/08 9                                            280,000           281,029
--------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr.
Sec. Nts., 11/14/08 2,3                               265,000           270,963
--------------------------------------------------------------------------------
Kaneb Pipe Line Operating
Partnership LP, 5.875% Sr. Unsec.
Nts., 6/1/13                                          365,000           371,873
--------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec.
Nts., 3/1/09                                          455,000           433,610
--------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr.
Nts., 7/15/09                                         125,000           127,530
--------------------------------------------------------------------------------
Liberty Media LLC, 7.75% Sr. Nts.,
7/15/09                                               425,000           435,926
--------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub.
Nts., 12/1/34                                         250,000           198,895
--------------------------------------------------------------------------------
MetLife, Inc., 6.40% Jr. Unsec. Sub.
Bonds, 12/15/66 2                                     735,000           675,724
--------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts.,
10/1/09                                               570,000           570,000

                           13 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Monongahela Power Co., 7.36%
Unsec. Nts., Series A, 1/15/10                    $   450,000   $       474,418
--------------------------------------------------------------------------------
NCR Corp., 7.125% Sr. Unsec. Unsub.
Nts., 6/15/09                                         370,000           382,530
--------------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13 9                   154,536           152,441
--------------------------------------------------------------------------------
Popular North America, Inc., 4.70%
Nts., 6/30/09                                         620,000           614,108
--------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 9                           570,000           684,359
--------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25 9                                  500,000           591,070
--------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts.,
7/15/09                                               195,000           181,572
--------------------------------------------------------------------------------
Qwest Corp., 5.625% Unsec. Nts.,
11/15/08 3                                             59,000            59,000
--------------------------------------------------------------------------------
SLM Corp., 4% Nts., 1/15/09                           390,000           375,806
--------------------------------------------------------------------------------
Standard Pacific Corp., 5.125% Sr.
Unsec. Unsub. Nts., 4/1/09                            205,000           162,975

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
TEPPCO Partners LP, 6.125% Nts.,
2/1/13                                         $      215,000   $       224,209
--------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E,
10/6/08 3                                             335,000           316,994
--------------------------------------------------------------------------------
Univision Communications, Inc.,
3.875% Sr. Unsec. Nts., 10/15/08                      140,000           137,375
--------------------------------------------------------------------------------
Valero Logistics Operations LP,
6.05% Nts., 3/15/13                                    85,000            86,982
--------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr.
Unsec. Nts., 8/1/09                                   430,000           443,819
                                                                ----------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $19,648,405)                                   19,078,246

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $220,238,148)                                     105.5%      228,033,125
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                          (5.5)      (11,983,017)
                                                  ------------------------------
NET ASSETS                                              100.0%  $   216,050,108
                                                  ==============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2.Represents the current interest rate for a variable or increasing rate security.

3. Illiquid security. The aggregate value of illiquid securities as of December
31, 2007 was $2,150,546, which represents 1.00% of the Portfolio's net assets.
See Note 8 of accompanying Notes.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,276,674 or 1.52% of the Portfolio's net assets as of December 31, 2007.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $175,432 or 0.08% of the Portfolio's net assets as of
December 31, 2007.

6. When-issued security or delayed delivery to be delivered and settled after
December 31, 2007. See Note 1 of accompanying Notes.

7. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $198,346. See Note 6 of accompanying Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $3,445,219 or 1.59% of the Portfolio's net assets as of December 31, 2007.

The following issuer is or was an affiliate, as defined in the Investment
Company Act of 1940, at or during the period ended December 31, 2007 by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser.
There were no affiliate securities held by the Portfolio as of December 31,
2007. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES        GROSS        GROSS              SHARES
                                                     DECEMBER 31, 2006    ADDITIONS   REDUCTIONS   DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E           1,051,398   55,703,714   56,755,112                  --

                                                                                                            DIVIDEND
                                                                                                              INCOME
---------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E                                                         $  43,757

                           14 | TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                     UNREALIZED
                                          NUMBER OF   EXPIRATION                    APPRECIATION
CONTRACT DESCRIPTION           BUY/SELL   CONTRACTS         DATE          VALUE   (DEPRECIATION)
-------------------------------------------------------------------------------------------------

U.S. Long Bonds                     Buy          89      3/19/08   $ 10,357,375       $  (63,087)
U.S. Treasury Nts., 2 yr.          Sell         138      3/31/08     29,014,500            8,994
U.S. Treasury Nts., 5 yr.           Buy          61      3/31/08      6,727,156           35,967
U.S. Treasury Nts., 10 yr.         Sell          39      3/19/08      4,422,234          (32,668)
                                                                                      -----------
                                                                                      $  (50,794)
                                                                                      ===========

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                          NOTIONAL        PAY/                  PREMIUM
                                                         BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY   REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------------

Barclays Bank plc:
                    Beazer Homes USA, Inc.                          Sell  $    135       2.100%     6/20/08  $       --  $   (7,220)
                    Capmark Financial Group, Inc.                   Sell       225       1.000      6/20/12          --     (44,845)
                    CDX.NA.IG.9 Index                               Sell       795       0.600     12/20/12      (5,985)     (5,843)
                    CDX.NA.IG.9 Index                               Sell     1,595       0.600     12/20/12      (9,967)    (11,722)
                    Countrywide Home Loans, Inc.                    Sell       275       0.750      9/20/08          --     (40,314)
                    Dillard's, Inc.                                 Sell       160       1.900     12/20/08          --      (1,057)
                    iStar Financial, Inc.                           Sell       215       4.400     12/20/12          --       3,722
                    Lehman Brothers Holdings, Inc.                  Sell       470       0.490      9/20/10          --     (11,908)
                    Merrill Lynch & Co., Inc.                       Sell       885       0.680      9/20/08          --      (7,533)
                    Six Flags, Inc.                                 Sell       225       8.250     12/20/08          --      (3,171)
                    Toys "R" Us, Inc.                               Sell       235       1.450      9/20/08          --      (4,675)
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse
International:
                    ArvinMeritor, Inc.                              Sell       375       1.550      9/20/08          --      (4,647)
                    Freescale Semiconductor, Inc.                   Sell       230       0.600      3/20/08          --        (958)
                    Freescale Semiconductor, Inc.                   Sell       240       0.750      3/20/08          --        (909)
                    Intelsat Ltd.                                   Sell       240       3.450      9/20/08          --      (1,322)
                    Quebecor World, Inc.                            Sell       235       2.600      9/20/08          --     (21,144)
                    Rite Aid Corp.                                  Sell       375       0.875      6/20/08          --      (8,392)
                    Saks, Inc.                                      Sell       380       2.000      9/20/08          --      (1,170)
                    The Goodyear Tire & Rubber Co.                  Sell       360       1.550      9/20/08          --         786
                    TXU Corp.                                       Sell        75       5.910     12/20/12          --       2,170
                    TXU Corp.                                       Sell        70       6.050     12/20/12          --       2,406
                    TXU Corp.                                       Sell        75       6.000     12/20/12          --       2,170
                    Univision Communications, Inc.                  Sell       110       0.750      3/20/08          --        (317)
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                    ABX.HE.AA.06-2 Index                            Sell       100       0.170      5/25/46     (11,999)    (38,115)
                    Allied Waste North America, Inc.                Sell       150       2.000      9/20/09          --        (731)
                    Allied Waste North America, Inc.                Sell       240       2.000      9/20/09          --      (1,169)
                    Capital One Bank                                 Buy       135       1.800     12/20/12          --       1,731
                    Capital One Bank                                 Buy       265       1.700     12/20/12          --       4,681
                    CDX.NA.HY.8 Index                               Sell       200       2.750      6/20/12     (17,358)     (9,931)
                    CDX.NA.HY.8 Index                               Sell       200       2.750      6/20/12     (12,108)     (9,931)
                    CDX.NA.HY.8 Index                               Sell        60       2.750      6/20/12      (8,047)     (2,979)
                    CDX.NA.HY.8 Index                               Sell       180       2.750      6/20/12     (12,390)     (8,938)
                    CDX.NA.IG.9 Index                               Sell     3,225       0.600     12/20/12     (19,435)    (24,316)
                    CDX.NA.IG.9 Index                               Sell     1,610       0.600     12/20/12      (9,174)    (12,139)
                    Centex Corp.                                    Sell        60       1.550      9/20/09          --      (2,713)
                    Countrywide Home Loans, Inc.                    Sell       200       3.250      9/20/08          --     (25,926)
                    Dillard's, Inc.                                 Sell        90       0.750      9/20/08          --      (1,636)
                    Dow Jones CDX.NA.IG.7 Index                      Buy       900       0.400     12/20/11          93      15,003
                    Georgia-Pacific Corp.                           Sell       360       1.750      9/20/08          --       2,279
                    Intelsat Ltd.                                   Sell       100       2.850      9/20/08          --        (615)
                    iStar Financial, Inc.                           Sell       435       2.925     12/20/08          --      (8,297)
                    iStar Financial, Inc.                           Sell       250       3.000     12/20/08          --      (4,589)
                    iStar Financial, Inc.                           Sell        35       4.320     12/20/12          --         393

                           15 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
--------------------------------------------------------------------------------

                                                                          NOTIONAL        PAY/                  PREMIUM
                                                         BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY   REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
Continued
                    Lehman Brothers Holdings, Inc.                  Sell  $    430       1.410%     9/20/08  $       --  $       77
                    Levi Strauss & Co.                              Sell       215       1.000      9/20/08          --      (2,150)
                    Levi Strauss & Co.                              Sell       160       0.900      9/20/08          --      (1,720)
                    MBIA, Inc.                                      Sell       235       0.520      9/20/08          --     (13,724)
                    MBIA, Inc.                                      Sell       240       0.600      9/20/08          --     (13,891)
                    Merrill Lynch & Co., Inc.                       Sell       120       1.850      6/20/08          --         387
                    Owens-Illinois, Inc.                            Sell       200       1.250      9/20/08          --         442
                    Tenet Healthcare Corp.                          Sell       375       1.600      3/20/09          --      (9,350)
                    The Bear Stearns Cos., Inc.                     Sell       890       2.350      9/20/08          --       1,833
                    Washington Mutual, Inc.                         Sell        55       4.500     12/20/08          --        (293)
                    Washington Mutual, Inc.                         Sell       260       4.500     12/20/08          --      (1,387)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
Capital
Markets LP:
                    ABX.HE.AA.06-2 Index                            Sell       150       0.170      5/25/46     (59,246)    (56,996)
                    ABX.HE.AA.06-2 index                            Sell        35       0.170      5/25/46      (2,884)    (13,299)
                    Capmark Financial Group, Inc.                   Sell       220       0.950      6/20/12          --     (43,787)
                    Dole Food Co., Inc.                             Sell       360       3.880      9/20/08          --      (1,621)
                    First Data Corp.                                Sell       235       1.150      9/20/08          --      (1,695)
                    K. Hovnanian Enterprises, Inc.                  Sell       130       6.750      9/20/08          --     (10,218)
                    Quebecor World, Inc.                            Sell       110       3.000      9/20/08          --      (8,317)
                    Standard Pacific Corp.                          Sell       175       6.625      9/20/08          --     (17,907)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:
                    Amkor Technology, Inc.                          Sell        35       2.650      9/20/08          --         303
                    Citigroup, Inc.                                 Sell       265       1.250      9/20/08          --      (6,757)
                    D.R. Horton, Inc.                               Sell       220       4.210     12/20/08          --        (237)
                    General Mills, Inc.                             Sell       305       0.380     12/20/12          --         (84)
                    iStar Financial, Inc.                           Sell        30       3.950     12/20/12          --          21
                    Merrill Lynch & Co., Inc.                       Sell       280       1.850      6/20/08          --         948
                    Pulte Homes, Inc.                               Sell       335       2.750      9/20/09          --     (10,537)
                    Sara Lee Corp.                                   Buy       295       0.419      9/20/12          --      (1,024)
                    Smurfit-Stone Container
                    Enterprises, Inc.                               Sell       360       1.450      9/20/08          --          78
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special
Financing Inc.:
                    Capital One Bank                                 Buy       155       1.800     12/20/12          --       2,487
                    D.R. Horton, Inc.                               Sell       340       4.200     12/20/08          --        (165)
                    General Mills, Inc.                             Sell       370       0.400     12/20/12          --        (162)
                    Morgan Stanley                                  Sell       900       0.640      9/20/08          --      (3,829)
                    Nortel Networks Corp.                           Sell        60       1.850      9/20/08          --        (148)
                    Residential Capital LLC                         Sell       200       5.000      6/20/08     (26,000)    (21,889)
                    Univision Communications, Inc.                  Sell        30       3.000     12/20/08          --        (185)
                    Univision Communications, Inc.                  Sell       240       3.000     12/20/08          --        (906)
                    Washington Mutual, Inc.                         Sell       120       4.400     12/20/08          --      (1,093)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital
Services, Inc.:
                    ABX.HE.AA.06-2 Index                            Sell        35       0.170      5/25/46      (2,796)    (13,281)
                    ABX.HE.AA.06-2 Index                            Sell        70       0.170      5/25/46      (7,000)    (26,257)
                    Beazer Homes USA, Inc.                          Sell       240       2.150      6/20/08          --     (11,114)
                    CDX.NA.IG.9 Index                               Sell     1,000       0.600     12/20/12      (7,917)     (7,573)
                    Countrywide Home Loans, Inc.                    Sell       175       0.750      9/20/08          --     (23,094)
                    Countrywide Home Loans, Inc.                    Sell       705       0.420      6/20/09          --    (143,447)
                    First Data Corp.                                Sell       145       1.350      9/20/08          --      (1,008)
                    Ford Motor Co.                                  Sell       490       7.150     12/20/16          --     (13,894)
                    Ford Motor Co.                                  Sell       230       7.050     12/20/16          --      (7,592)
                    General Motors Corp.                            Sell       245       5.800     12/20/16          --     (17,729)
                    General Motors Corp.                            Sell       240       5.750     12/20/16          --     (17,943)
                    Harrah's Operating Co., Inc.                    Sell       135       2.200      9/20/08          --        (743)
                    Inco Ltd.                                        Buy       240       0.700      3/20/17          --      (2,469)
                    Inco Ltd.                                        Buy       240       0.630      3/20/17          --      (1,214)
                    J.C. Penney Co., Inc.                           Sell       230       1.300     12/20/17          --      (9,086)

                           16 | TOTAL RETURN PORTFOLIO

                                                                          NOTIONAL        PAY/                  PREMIUM
                                                         BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY   REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley
Capital
Services, Inc.:
Continued
                    J.C. Penney Co., Inc.                           Sell    $  225       1.070%    12/20/17  $       --  $  (12,638)
                    K. Hovnanian Enterprises, Inc.                  Sell       115       1.850      6/20/08          --      (7,865)
                    K. Hovnanian Enterprises, Inc.                  Sell       115       1.850      6/20/08          --      (7,865)
                    Kohl's Corp.                                     Buy       345       0.870     12/20/17          --       5,773
                    Kohl's Corp.                                     Buy       335       0.660     12/20/17          --      10,969
                    Lennar Corp.                                    Sell       215       2.900     12/20/08          --      (8,185)
                    Residential Capital LLC                         Sell        45       5.000      6/20/08      (6,075)     (5,413)
                    Residential Capital LLC                         Sell        60       5.000      6/20/08      (8,700)     (7,217)
                    Residential Capital LLC                         Sell       110       5.000      6/20/08     (15,950)    (13,231)
                    Residential Capital LLC                         Sell       545       6.120      9/20/08          --     (89,118)
                    Sara Lee Corp.                                   Buy       380       0.418      9/20/12          --      (1,787)
                    Toys "R" Us, Inc.                               Sell       140       2.550      9/20/08          --      (1,507)
                    Tribune Co.                                     Sell       220       1.000      6/20/08          --      (9,911)
                    Vale Overseas Ltd.                              Sell       240       1.170      3/20/17          --      (2,976)
                    Vale Overseas Ltd.                              Sell       240       1.100      3/20/17          --      (4,202)
                                                                                                             -----------------------
                                                                                                             $ (242,938) $ (982,243)
                                                                                                             =======================

--------------------------------------------------------------------------------
TOTAL RETURN SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                               NOTIONAL                                                                     TERMINATION
SWAP COUNTERPARTY                AMOUNT        PAID BY THE PORTFOLIO           RECEIVED BY THE PORTFOLIO           DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                                           If negative, the absolute    If positive, the Total Return of
                                                 value of the Lehman            the Lehman Brothers U.S.
                                                  Brothers U.S. CMBS           CMBS AAA 8.5+ Index minus
Barclays Bank plc           $ 1,370,000               AAA 8.5+ Index                     20 basis points        6/1/08     $  22,991
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:                          If negative, the absolute    If positive, the Total Return of
                                                 value of the Lehman                 the Lehman Brothers
                                                  Brothers U.S. CMBS            U.S. CMBS AAA 8.5+ Index
                                980,000               AAA 8.5+ Index               minus 45 basis points        2/1/08        17,090
                                           If negative, the absolute    If positive, the Total Return of
                                                 value of the Lehman                 the Lehman Brothers
                                                  Brothers U.S. CMBS            U.S. CMBS AAA 8.5+ Index
                              2,850,000               AAA 8.5+ Index                plus 60 basis points        2/1/08        52,195
                                           If negative, the absolute    If positive, the Total Return of
                                                 value of the Lehman                 the Lehman Brothers
                                                  Brothers U.S. CMBS            U.S. CMBS AAA 8.5+ Index
                                250,000               AAA 8.5+ Index                plus 25 basis points        2/1/08         4,506

                           17 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN SWAPS: Continued
--------------------------------------------------------------------------------

                             NOTIONAL                                                                  TERMINATION
SWAP COUNTERPARTY              AMOUNT       PAID BY THE PORTFOLIO          RECEIVED BY THE PORTFOLIO          DATE        VALUE
-------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers                         If negative, the absolute   If positive, the Total Return of
Special Financing, Inc.:                      value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS          CMBS AAA 8.5+ Index minus
                           $1,600,000             AAA 8.5+ Index                    40 basis points         6/1/08   $   27,659
                                        If negative, the absolute
                                              value of the Lehman   If positive, the Total Return of
                                               Brothers U.S. CMBS           the Lehman Brothers U.S.
                            1,210,000              AAA 8.5+ Index                CMBS AAA 8.5+ Index        2/1/08       21,366
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS          CMBS AAA 8.5+ Index minus
                            1,300,000              AAA 8.5+ Index                    20 basis points        5/1/08       22,822
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                            1,368,000              AAA 8.5+ Index                    55 basis points        5/1/08       24,721
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS          CMBS AAA 8.5+ Index minus
                              670,000              AAA 8.5+ Index                    25 basis points        3/1/08       11,705
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                            1,813,000              AAA 8.5+ Index                    45 basis points        5/1/08       32,626
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                            1,035,000              AAA 8.5+ Index                    60 basis points        2/1/08       18,742
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital                  If negative, the absolute   If positive, the Total Return of
Services, Inc.:                               value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS          CMBS AAA 8.5+ Index minus
                            1,100,000              AAA 8.5+ Index                    40 basis points        6/1/08       16,819
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                            1,370,000              AAA 8.5+ Index                    90 basis points        6/1/08       22,124
-------------------------------------------------------------------------------------------------------------------------------
UBS AG:                                 If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman                the Lehman Brothers
                                               Brothers U.S. CMBS           U.S. CMBS AAA 8.5+ Index
                              900,000              AAA 8.5+ Index              minus 20 basis points        5/1/08       15,910
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman                the Lehman Brothers
                                               Brothers U.S. CMBS           U.S. CMBS AAA 8.5+ Index
                            1,294,000              AAA 8.5+ Index               plus 60 basis points        2/1/08       23,766
                                                                                                                     ----------
                                                                                                                     $  335,042
                                                                                                                     ==========

Index abbreviation is as follows:

CMBS   Commercial Mortgage Backed Securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           18 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $220,238,148)--see
accompanying statement of investments                         $     228,033,125
--------------------------------------------------------------------------------
Cash                                                                    408,914
--------------------------------------------------------------------------------
Swaps, at value (premiums received $179,683)                            243,760
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $238,350 sold on a when-issued
or delayed delivery basis)                                            1,701,935
Interest, dividends and principal paydowns                              792,499
Futures margins                                                          14,888
Shares of capital stock sold                                              7,360
Other                                                                     9,181
                                                              ------------------
Total assets                                                        231,211,662

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Swaps, at value (premiums received $63,255)                             890,961
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $12,804,514 purchased on
a when-issued or delayed delivery basis)                             14,068,591
Shares of capital stock redeemed                                         77,081
Shareholder communications                                                7,648
Directors' compensation                                                   6,803
Transfer and shareholder servicing agent fees                               865
Other                                                                   109,605
                                                             -------------------
Total liabilities                                                    15,161,554

--------------------------------------------------------------------------------
NET ASSETS                                                    $     216,050,108
                                                              ==================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of capital stock                          $         141,330
--------------------------------------------------------------------------------
Additional paid-in capital                                          289,959,891
--------------------------------------------------------------------------------
Accumulated net investment income                                     6,198,060
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                               (87,589,093)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                            7,339,920
                                                              ------------------
NET ASSETS--applicable to 141,329,698 shares of capital
stock outstanding                                             $     216,050,108
                                                              ==================

--------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING
PRICE PER SHARE                                               $            1.53

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           19 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                      $       5,351,207
--------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                2,755,403
Affiliated companies                                                     43,757
                                                              ------------------
Total investment income                                               8,150,367

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       1,445,716
--------------------------------------------------------------------------------
Custodian fees and expenses                                              28,937
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Shareholder communications                                               12,664
--------------------------------------------------------------------------------
Directors' compensation                                                  10,086
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            10,016
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                    49,425
                                                              ------------------
Total expenses                                                        1,573,344
Less reduction to custodian expenses                                        (42)
Less waivers and reimbursements of expenses                                (839)
                                                              ------------------
Net expenses                                                          1,572,463

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 6,577,904

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments from unaffiliated companies                              14,331,898
Closing and expiration of futures contracts                            (365,363)
Foreign currency transactions                                                71
Swap contracts                                                         (472,288)
                                                              ------------------
Net realized gain                                                    13,494,318
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                          (6,372,032)
Futures contracts                                                       (64,161)
Swap contracts                                                         (418,861)
                                                              ------------------
Net change in unrealized appreciation                                (6,855,054)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $      13,217,168
                                                              ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           20 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                         2007            2006
-----------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income                                                  $   6,577,904   $   6,773,930
-----------------------------------------------------------------------------------------------------
Net realized gain                                                         13,494,318      17,862,499
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                     (6,855,054)      2,877,395
                                                                       ------------------------------
Net increase in net assets resulting from operations                      13,217,168      27,513,824

-----------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------
Dividends from net investment income                                      (6,971,904)     (6,781,966)

-----------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
-----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions     (30,309,527)    (41,351,454)

-----------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------
Total decrease                                                           (24,064,263)    (20,619,596)
-----------------------------------------------------------------------------------------------------
Beginning of period                                                      240,114,371     260,733,967
                                                                       ------------------------------
End of period (including accumulated net investment income of
$6,198,060 and $6,965,417, respectively)                               $ 216,050,108   $ 240,114,371
                                                                       ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           21 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                          2007         2006         2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  1.49      $  1.37      $  1.34      $  1.25      $  1.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .04 1        .04 1        .03 1        .03 1        .03
Net realized and unrealized gain                                   .04          .12          .03          .09          .19
                                                               ------------------------------------------------------------
Total from investment operations                                   .08          .16          .06          .12          .22
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.04)        (.04)        (.03)        (.03)        (.04)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  1.53      $  1.49      $  1.37      $  1.34      $  1.25
                                                               ============================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                5.82%       11.70%        4.78%        9.47%       21.10%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $   216      $   240      $   261      $   303      $   328
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                               $   231      $   247      $   277      $   311      $   313
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                             2.84%        2.74%        2.34%        2.00%        2.15%
Total expenses                                                    0.68% 4      0.66% 4      0.69%        0.66%        0.67%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                               0.68%        0.66%        0.68%        0.66%        0.67%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            107% 5       151% 5       149% 5       144% 5       292%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2007        0.68%
      Year Ended December 31, 2006        0.66%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS    SALE TRANSACTIONS
-----------------------------------------------------------------------------
Year Ended December 31, 2007               $ 184,746,936        $ 185,640,788
Year Ended December 31, 2006               $ 299,867,320        $ 323,936,795
Year Ended December 31, 2005               $ 557,799,525        $ 563,615,189
Year Ended December 31, 2004               $ 739,617,290        $ 758,374,784

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           22 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the "Portfolio") is a series of Panorama Series Fund,
Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment adviser is
OppenheimerFunds, Inc. (the "Manager"). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00
P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered
U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid"
and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value.
Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued.
Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Portfolio may
purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When the Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

                           23 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

As of December 31, 2007, the Portfolio had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                       WHEN-ISSUED OR DELAYED
                                       DELIVERY BASIS TRANSACTIONS
             -----------------------------------------------------
             Purchased securities                      $12,804,514
             Sold securities                               238,350

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the
Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Portfolio is
permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of
Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of
1940, as amended. The Manager is also the investment adviser of IMMF. The
Portfolio's investment in IMMF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of IMMF's Class
E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Portfolio enters into financial instrument transactions (such as swaps, futures, options and other derivatives)
that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the
Portfolio's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                           24 | TOTAL RETURN PORTFOLIO

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
    ------------------------------------------------------------------------
    $ 5,761,397               $ --         $ 87,601,318          $ 7,794,979

1. As of December 31, 2007, the Portfolio had $87,601,318 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:

                          EXPIRING
                          ----------------------------
                          2009            $ 17,577,427
                          2010              70,023,891
                                          ------------
                          Total           $ 87,601,318
                                          ============

2. During the fiscal year ended December 31, 2007, the Portfolio utilized
$13,889,673 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2006, the Portfolio utilized
$17,481,678 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.

Accordingly, the following amounts have been reclassified for December 31, 2007.
Net assets of the Portfolio were unaffected by the reclassifications.

                       REDUCTION TO             REDUCTION TO
                        ACCUMULATED          ACCUMULATED NET
                     NET INVESTMENT            REALIZED LOSS
                             INCOME           ON INVESTMENTS
                     ---------------------------------------
                          $ 373,357                $ 373,357

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                          YEAR ENDED          YEAR ENDED
                                   DECEMBER 31, 2007   DECEMBER 31, 2006
       -----------------------------------------------------------------
       Distributions paid from:
       Ordinary income                   $ 6,971,904         $ 6,781,966

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

       Federal tax cost of securities                 $  220,238,148
       Federal tax cost of other investments             (16,999,406)
                                                      --------------
       Total federal tax cost                         $  203,238,742
                                                      ==============

       Gross unrealized appreciation                  $   17,754,224
       Gross unrealized depreciation                      (9,959,245)
                                                      --------------
       Net unrealized appreciation                    $    7,794,979
                                                      ==============

                           25 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the
Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                           26 | TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                              YEAR ENDED DECEMBER 31, 2007     YEAR ENDED DECEMBER 31, 2006
                                                   SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------

Sold                                            1,657,950    $   2,532,838       2,008,423    $   2,854,168
Dividends and/or distributions reinvested       4,775,277        6,971,904       4,986,740        6,781,966
Redeemed                                      (26,155,806)     (39,814,269)    (36,522,068)     (50,987,588)
                                              --------------------------------------------------------------
Net decrease                                  (19,722,579)   $ (30,309,527)    (29,526,905)   $ (41,351,454)
                                              ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December
31, 2007, were as follows:

                                               PURCHASES           SALES
        ----------------------------------------------------------------
        Investment securities              $ 214,604,247   $ 254,577,337
        U.S. government and government
        agency obligations                    19,828,237      21,860,915
        To Be Announced (TBA)
        mortgage-related securities          184,746,936     185,640,788

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Portfolio pays the
Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

        FEE SCHEDULE
        -------------------------------------------
        Up to $600 million                   0.625%
        Over $600 million                    0.450

--------------------------------------------------------------------------------
ACCOUNTING SERVICE FEES. The Manager acts as the accounting agent for the
Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Portfolio.
The Portfolio pays OFS a per account fee. For the year ended December 31, 2007, the Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The
Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF. During the year ended December 31, 2007, the Manager waived
$839 for IMMF management fees.

                           27 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the
Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Portfolio include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received.

      As of December 31, 2007, the Portfolio had no outstanding forward contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The
Portfolio may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures)
and various commodities (commodity index futures). The Portfolio may also buy or write put or call options on these futures contracts.

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin)
are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

      Futures contracts are reported on a schedule following the Statement of
Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and
Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio's securities.

--------------------------------------------------------------------------------
7. SWAP CONTRACTS

The Portfolio may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

      Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed
by) the

                           28 | TOTAL RETURN PORTFOLIO

Portfolio at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Portfolio also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of
Operations.

      Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received.
Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Portfolio may be unable to close the contract prior to contract termination.

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Portfolio may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of
Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets
(determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued
Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE
MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after
November 15, 2007, and interim periods within those fiscal years. As of December
31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                           29 | TOTAL RETURN PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL GROWTH
FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer International Growth Fund/VA (the "Fund"), a series of Panorama
Series Fund, Inc., including the statement of investments, as of December 31,
2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008

                  21 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--93.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--17.2%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.4%
Continental AG                                         44,511   $     5,745,852
--------------------------------------------------------------------------------
AUTOMOBILES--2.9%
Bayerische Motoren Werke (BMW) AG                      46,671         2,910,611
--------------------------------------------------------------------------------
Ducati Motor Holding SpA 1                          1,047,100         2,136,049
--------------------------------------------------------------------------------
Honda Motor Co.                                        52,820         1,749,043
--------------------------------------------------------------------------------
Porsche Automobil Holding                               1,204         2,413,692
--------------------------------------------------------------------------------
Toyota Motor Corp.                                     50,900         2,743,997
                                                                ---------------
                                                                     11,953,392

--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.3%
Dignity plc                                            88,380         1,275,365
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Carnival Corp.                                         51,100         2,273,439
--------------------------------------------------------------------------------
William Hill plc                                      118,885         1,230,322
                                                                ---------------
                                                                      3,503,761

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.3%
Daito Trust Construction Co. Ltd.                      46,703         2,591,820
--------------------------------------------------------------------------------
Groupe SEB SA                                          17,732         3,209,102
--------------------------------------------------------------------------------
Sony Corp.                                             64,700         3,516,653
                                                                ---------------
                                                                      9,317,575

--------------------------------------------------------------------------------
MEDIA--3.2%
British Sky Broadcasting Group plc                    115,888         1,417,528
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                       86,100         2,046,597
--------------------------------------------------------------------------------
Mediaset SpA                                          411,800         4,133,266
--------------------------------------------------------------------------------
Societe Television Francaise 1                         26,400           701,924
--------------------------------------------------------------------------------
Vivendi SA                                             53,020         2,411,766
--------------------------------------------------------------------------------
Zee Entertainment Enterprises Ltd.                    280,400         2,325,763
                                                                ---------------
                                                                     13,036,844

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.1%
Next plc                                               87,530         2,801,474
--------------------------------------------------------------------------------
Pinault-Printemps-Redoute SA                            9,860         1,573,653
                                                                ---------------
                                                                      4,375,127

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.4%
Carphone Warehouse plc (The)                          389,460         2,650,914
--------------------------------------------------------------------------------
H&M Hennes & Mauritz AB, Cl. B                         59,700         3,607,282
--------------------------------------------------------------------------------
Industria de Diseno Textil SA                          58,200         3,532,501
                                                                ---------------
                                                                      9,790,697

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.7%
Burberry Group plc                                    145,755         1,637,277
--------------------------------------------------------------------------------
Compagnie Financiere Richemont
AG, A Shares                                           31,098         2,119,676
--------------------------------------------------------------------------------
Luxottica Group SpA                                    87,700         2,770,027

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS Continued
LVMH Moet Hennessey Louis Vuitton                      16,890   $     2,026,475
--------------------------------------------------------------------------------
Swatch Group AG (The), Cl. B                            8,134         2,436,392
                                                                ---------------
                                                                     10,989,847

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.0%
--------------------------------------------------------------------------------
BEVERAGES--1.8%
C&C Group plc                                         297,400         1,774,124
--------------------------------------------------------------------------------
Foster's Group Ltd.                                   107,785           618,802
--------------------------------------------------------------------------------
Heineken NV                                            26,900         1,729,468
--------------------------------------------------------------------------------
Pernod-Ricard SA                                       13,880         3,191,199
                                                                ---------------
                                                                      7,313,593

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.7%
William Morrison Supermarkets plc                     157,954         1,016,619
--------------------------------------------------------------------------------
Woolworths Ltd.                                        60,106         1,780,960
                                                                ---------------
                                                                      2,797,579

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.7%
Barry Callebaut AG 1                                    5,817         4,414,596
--------------------------------------------------------------------------------
Cadbury Schweppes plc                                  94,454         1,174,867
--------------------------------------------------------------------------------
Nestle SA                                               3,348         1,536,322
                                                                ---------------
                                                                      7,125,785

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.8%
L'Oreal SA                                             21,470         3,059,500
--------------------------------------------------------------------------------
ENERGY--4.3%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.3%
Technip SA                                             67,190         5,304,811
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--3.0%
BG Group plc                                          183,240         4,209,697
--------------------------------------------------------------------------------
BP plc, ADR                                            31,300         2,290,221
--------------------------------------------------------------------------------
Total SA                                               45,080         3,739,088
--------------------------------------------------------------------------------
Tsakos Energy Navigation Ltd.                          49,600         1,836,688
                                                                ---------------
                                                                     12,075,694

--------------------------------------------------------------------------------
FINANCIALS--12.9%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.5%
3i Group plc                                           88,349         1,752,060
--------------------------------------------------------------------------------
Collins Stewart plc                                   755,785         2,582,996
--------------------------------------------------------------------------------
Credit Suisse Group                                    22,885         1,375,281
--------------------------------------------------------------------------------
ICAP plc                                               44,210           634,938
--------------------------------------------------------------------------------
Mediobanca SpA                                         52,400         1,073,282
--------------------------------------------------------------------------------
Tullett Prebon plc                                    513,235         4,742,609
--------------------------------------------------------------------------------
UBS AG                                                 41,894         1,943,730
                                                                ---------------
                                                                     14,104,896

--------------------------------------------------------------------------------
COMMERCIAL BANKS--4.3%
Anglo Irish Bank Corp.                                307,445         4,864,757
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                         77,725         4,780,088

                  6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Mitsubishi UFJ Financial Group, Inc.                   85,578   $       797,794
--------------------------------------------------------------------------------
Royal Bank of Scotland Group plc (The)                310,790         2,788,008
--------------------------------------------------------------------------------
Societe Generale, Cl. A                                16,154         2,304,621
--------------------------------------------------------------------------------
UniCredito Italiano SpA 2                             156,800         1,299,866
--------------------------------------------------------------------------------
UniCredito Italiano SpA 2                              84,350           692,036
                                                                ----------------
                                                                     17,527,170

--------------------------------------------------------------------------------
INSURANCE--2.1%
Allianz SE                                             10,252         2,190,906
--------------------------------------------------------------------------------
AMP Ltd.                                              169,956         1,476,342
--------------------------------------------------------------------------------
Prudential plc                                         98,249         1,378,041
--------------------------------------------------------------------------------
QBE Insurance Group Ltd.                              117,100         3,406,160
                                                                ----------------
                                                                      8,451,449

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--2.0%
DIC Asset AG                                           81,520         2,522,343
--------------------------------------------------------------------------------
Solidere, GDR 2                                        25,380           607,286
--------------------------------------------------------------------------------
Solidere, GDR 2,3                                     100,420         2,402,825
--------------------------------------------------------------------------------
Sumitomo Realty &
Development Co. Ltd.                                  115,000         2,833,016
                                                                ----------------
                                                                      8,365,470

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.0%
Housing Development
Finance Corp. Ltd.                                     44,900         3,247,305
--------------------------------------------------------------------------------
Paragon Group Cos. plc 1                              297,670           783,387
                                                                ----------------
                                                                      4,030,692

--------------------------------------------------------------------------------
HEALTH CARE--13.8%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--3.5%
CSL Ltd.                                               85,900         2,725,176
--------------------------------------------------------------------------------
Marshall Edwards, Inc. 1,4                            210,000           606,900
--------------------------------------------------------------------------------
Marshall Edwards, Inc. 1,3                            330,600           955,434
--------------------------------------------------------------------------------
NeuroSearch AS 1                                       74,983         4,769,210
--------------------------------------------------------------------------------
NicOx SA 1                                            294,138         4,674,926
--------------------------------------------------------------------------------
Santhera Pharmaceuticals 1                              7,793           584,544
                                                                ----------------
                                                                     14,316,190

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--6.6%
Essilor International SA                               28,620         1,823,299
--------------------------------------------------------------------------------
Nobel Biocare Holding AG                                7,332         1,937,792
--------------------------------------------------------------------------------
Smith & Nephew plc                                    164,660         1,889,001
--------------------------------------------------------------------------------
Sonova Holding AG                                      33,992         3,798,824
--------------------------------------------------------------------------------
Straumann Holding AG                                    7,190         1,972,625
--------------------------------------------------------------------------------
Synthes, Inc.                                          37,014         4,570,887
--------------------------------------------------------------------------------
Terumo Corp.                                           44,600         2,351,157
--------------------------------------------------------------------------------
William Demant Holding AS 1                            92,500         8,468,723
                                                                ----------------
                                                                     26,812,308

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.1%
Sonic Healthcare Ltd.                                 299,900   $     4,378,559
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.1%
Ortivus AB, Cl. B 1                                   279,600           223,699
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.2%
Art Advanced Research
Technologies, Inc. 1                                  270,100            40,768
--------------------------------------------------------------------------------
Art Advanced Research
Technologies, Inc. 1,3                                898,700           135,646
--------------------------------------------------------------------------------
Art Advanced Research
Technologies, Inc., Series 1 1                        360,333            54,387
--------------------------------------------------------------------------------
Art Advanced Research
Technologies, Inc., Series 2 1                        113,634            17,151
--------------------------------------------------------------------------------
BTG plc 1                                             340,374           622,329
                                                                ----------------
                                                                        870,281

--------------------------------------------------------------------------------
PHARMACEUTICALS--2.3%
Astellas Pharma, Inc.                                  17,400           759,710
--------------------------------------------------------------------------------
GlaxoSmithKline plc                                    23,261           589,015
--------------------------------------------------------------------------------
H. Lundbeck AS                                         15,800           423,585
--------------------------------------------------------------------------------
Novogen Ltd. 1                                      1,089,513         1,184,148
--------------------------------------------------------------------------------
Roche Holding AG                                       12,066         2,082,695
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                      22,845         2,084,402
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                    55,000           973,866
--------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                         24,600         1,440,306
                                                                ---------------
                                                                      9,537,727

--------------------------------------------------------------------------------
INDUSTRIALS--17.0%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.0%
Empresa Brasileira de Aeronautica SA                  351,126         4,001,716
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.7%
Capita Group plc                                      524,220         7,314,475
--------------------------------------------------------------------------------
Experian Group Ltd.                                   142,641         1,131,191
--------------------------------------------------------------------------------
Prosegur Compania de Seguridad SA                      70,400         2,496,669
                                                                ----------------
                                                                     10,942,335

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--2.4%
Koninklijke Boskalis Westminster NV                    59,891         3,641,539
--------------------------------------------------------------------------------
Leighton Holdings Ltd.                                 98,298         5,231,200
--------------------------------------------------------------------------------
Vinci SA                                               14,410         1,056,676
                                                                ----------------
                                                                      9,929,415

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--5.0%
ABB Ltd.                                              338,454         9,742,649
--------------------------------------------------------------------------------
Alstom                                                 29,030         6,158,267
--------------------------------------------------------------------------------
Ceres Power Holdings plc 1                            361,070         2,223,426
--------------------------------------------------------------------------------
Ushio, Inc.                                            95,400         2,097,125
                                                                ----------------
                                                                     20,221,467

                  7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.3%
Koninklijke (Royal) Philips Electronics NV              33,600   $    1,453,612
--------------------------------------------------------------------------------
Siemens AG                                              24,409        3,809,806
                                                                 ---------------
                                                                      5,263,418

--------------------------------------------------------------------------------
MACHINERY--3.5%
Aalberts Industries NV                                 250,924        4,937,155
--------------------------------------------------------------------------------
Demag Cranes AG                                         45,060        1,877,083
--------------------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd.                       11,120        5,198,810
--------------------------------------------------------------------------------
Takeuchi Mfg. Co. Ltd.                                  56,973        2,275,953
                                                                 ---------------
                                                                     14,289,001

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
Bunzl plc                                              249,333        3,488,040
--------------------------------------------------------------------------------
Wolseley plc                                            68,950        1,008,784
                                                                 ---------------
                                                                      4,496,824

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--15.7%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.1%
Nokia Oyj                                               51,800        1,991,051
--------------------------------------------------------------------------------
Tandberg ASA                                           267,900        5,516,268
--------------------------------------------------------------------------------
Telefonaktiebolaget LM
Ericsson, B Shares                                   2,124,400        4,965,446
                                                                 ---------------
                                                                     12,472,765

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.9%
Logitech International SA 1                            101,592        3,685,194
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.9%
Hoya Corp.                                             113,300        3,616,174
--------------------------------------------------------------------------------
Keyence Corp.                                           14,290        3,506,267
--------------------------------------------------------------------------------
Nidec Corp.                                             63,500        4,713,825
--------------------------------------------------------------------------------
Nippon Electric Glass Co. Ltd.                          61,000          992,309
--------------------------------------------------------------------------------
Omron Corp.                                             49,786        1,180,256
--------------------------------------------------------------------------------
Phoenix Mecano AG                                        4,170        1,950,318
                                                                 ---------------
                                                                     15,959,149

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.0%
United Internet AG                                      55,273        1,322,880
--------------------------------------------------------------------------------
Yahoo! Japan Corp.                                      15,621        7,002,421
                                                                 ---------------
                                                                      8,325,301

--------------------------------------------------------------------------------
IT SERVICES--0.8%
Infosys Technologies Ltd.                               69,264        3,091,780
--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.6%
Canon, Inc.                                             56,950        2,606,146
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4%
ASM International NV                                    63,100        1,511,245
--------------------------------------------------------------------------------
SOFTWARE--4.0%
Autonomy Corp. plc 1                                   218,834        3,811,904
--------------------------------------------------------------------------------
Compugroup Holding AG 1                                 63,754        1,174,881

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
SOFTWARE Continued
Enix Corp.                                              30,100   $      922,916
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                       11,400        6,932,343
--------------------------------------------------------------------------------
Sage Group plc (The)                                   266,120        1,209,310
--------------------------------------------------------------------------------
SAP AG                                                  41,852        2,164,053
                                                                 ---------------
                                                                     16,215,407

--------------------------------------------------------------------------------
MATERIALS--5.7%
--------------------------------------------------------------------------------
CHEMICALS--1.7%
Filtrona plc                                           207,115          827,222
--------------------------------------------------------------------------------
Nufarm Ltd.                                            242,348        3,009,963
--------------------------------------------------------------------------------
Sika AG                                                    985        1,849,844
--------------------------------------------------------------------------------
Syngenta AG                                              4,224        1,070,743
--------------------------------------------------------------------------------
                                                                      6,757,772

--------------------------------------------------------------------------------
METALS & MINING--4.0%
Companhia Vale do Rio Doce,
Sponsored ADR                                          254,000        7,106,920
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                          144,000        4,965,349
--------------------------------------------------------------------------------
Rio Tinto plc                                           40,991        4,285,253
                                                                 ---------------
                                                                     16,357,522

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.1%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.1%
KDDI Corp.                                                 257        1,917,016
--------------------------------------------------------------------------------
Vodafone Group plc                                     672,375        2,500,537
                                                                 ---------------
                                                                      4,417,553

--------------------------------------------------------------------------------
UTILITIES--0.3%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.3%
Fortum Oyj                                              32,400        1,447,864
                                                                 ---------------
Total Common Stocks (Cost $239,561,507)                             378,275,737

                                                         UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Marshall Edwards, Inc. Wts.:
Exp. 7/11/10 1                                          89,460           87,272
Exp. 8/6/12 1                                            7,500           47,021
                                                                 ---------------
Total Rights, Warrants and
Certificates (Cost $0)                                                  134,293

                                                        SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--6.4%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.03% 5,6
(Cost $26,050,266)                                  26,050,266       26,050,266

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $265,611,773)                                       99.4%     404,460,296
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            0.6        2,577,221
                                                   -----------------------------
NET ASSETS                                               100.0%  $  407,037,517
                                                   =============================

                  8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.
FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $3,493,905 or 0.86% of the Fund's net assets as of December 31, 2007.

4. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2007 was $606,900, which represents
0.15% of the Fund's net assets, all of which is considered restricted. See Note
6 of accompanying Notes. Information concerning restricted securities is as follows:

                          ACQUISITION                                UNREALIZED
SECURITY                         DATE         COST        VALUE    DEPRECIATION
--------------------------------------------------------------------------------
Marshall
Edwards, Inc.                12/28/05   $1,496,007   $  606,900   $     889,107

5. Rate shown is the 7-day yield as of December 31, 2007.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                               SHARES                                    SHARES
                         DECEMBER 31,        GROSS        GROSS    DECEMBER 31,
                                 2006    ADDITIONS   REDUCTIONS            2007
--------------------------------------------------------------------------------
Oppenheimer
Institutional
Money Market
Fund, Cl. E                 6,056,179   90,933,036   70,938,949      26,050,266

                                                                       DIVIDEND
                                                          VALUE          INCOME
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                            $26,050,266        $393,259

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF
TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS (UNAUDITED)                                 VALUE   PERCENT
--------------------------------------------------------------------------------
United Kingdom                                           $ 64,135,619      15.9%
Japan                                                      57,520,113      14.2
Switzerland                                                47,072,112      11.6
France                                                     43,319,709      10.7
United States                                              29,064,898       7.2
Germany                                                    26,132,107       6.5
Australia                                                  24,766,744       6.1
Denmark                                                    13,661,518       3.4
India                                                      13,444,936       3.3
The Netherlands                                            13,273,019       3.3
Italy                                                      12,104,526       3.0
Brazil                                                     11,108,636       2.7
Sweden                                                      8,796,427       2.2
Ireland                                                     6,638,881       1.6
Spain                                                       6,029,170       1.5
Norway                                                      5,516,268       1.4
Korea, Republic of South                                    5,198,810       1.3
South Africa                                                4,965,349       1.2
Finland                                                     3,438,915       0.8
Lebanon                                                     3,010,111       0.7
Mexico                                                      2,046,597       0.5
Bermuda                                                     1,836,688       0.5
Jersey, Channel Islands                                     1,131,191       0.3
Canada                                                        247,952       0.1
                                                         -----------------------
Total                                                    $404,460,296     100.0%
                                                         =======================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $239,561,507)                                                                          $   378,410,030
Affiliated companies (cost $26,050,266)                                                                                  26,050,266
                                                                                                                    ----------------
                                                                                                                        404,460,296
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                         36,033
------------------------------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $0)                                                                                               30
------------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                          1,391,704
Shares of capital stock sold                                                                                                976,336
Dividends                                                                                                                   395,202
Other                                                                                                                        17,433
                                                                                                                    ----------------
Total assets                                                                                                            407,277,034

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                                                            165,358
Legal, auditing and other professional fees                                                                                  23,555
Distribution and service plan fees                                                                                           21,113
Custodian fees                                                                                                               13,057
Shareholder communications                                                                                                    6,995
Directors' compensation                                                                                                       5,273
Transfer and shareholder servicing agent fees                                                                                 1,737
Other                                                                                                                         2,429
                                                                                                                    ----------------
Total liabilities                                                                                                           239,517

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $   407,037,517
                                                                                                                    ================

-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                                $       190,396
------------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                              292,456,701
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                           960,531
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                          (25,413,938)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies                                                                                                           138,843,827
                                                                                                                    ----------------
NET ASSETS                                                                                                          $   407,037,517
                                                                                                                    ================

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $374,302,195 and
175,551,607 shares of capital stock outstanding)                                                                    $          2.13
------------------------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $32,735,322 and
14,844,661 shares of capital stock outstanding)                                                                     $          2.21

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $185,984)     $    6,815,828
Affiliated companies                                                             393,259
-----------------------------------------------------------------------------------------
Portfolio lending fees                                                           232,066
-----------------------------------------------------------------------------------------
Interest                                                                           2,562
                                                                          ---------------
Total investment income                                                        7,443,715

-----------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------
Management fees                                                                3,666,865
-----------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                77,794
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                10,055
Service shares                                                                    10,019
-----------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                12,335
Service shares                                                                     1,102
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                       59,053
-----------------------------------------------------------------------------------------
Accounting service fees                                                           15,000
-----------------------------------------------------------------------------------------
Directors' compensation                                                           11,587
-----------------------------------------------------------------------------------------
Administration service fees                                                        1,500
-----------------------------------------------------------------------------------------
Other                                                                             45,149
                                                                          ---------------
Total expenses                                                                 3,910,459
Less reduction to custodian expenses                                                (436)
Less waivers and reimbursements of expenses                                       (7,582)
                                                                          ---------------
Net expenses                                                                   3,902,441

-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          3,541,274

-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
-----------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                       11,065,839
Foreign currency transactions                                                  3,804,507
                                                                          ---------------
Net realized gain                                                             14,870,346
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                   10,602,483
Translation of assets and liabilities denominated in foreign currencies       13,931,434
                                                                          ---------------
Net change in unrealized appreciation                                         24,533,917
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $   42,945,537
                                                                          ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                        2007            2006
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                $    3,541,274   $   1,897,842
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                        14,870,346       1,860,699
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                    24,533,917      68,646,719
                                                                                                     -------------------------------
Net increase in net assets resulting from operations                                                     42,945,537      72,405,260

------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                       (2,978,746)     (1,448,988)
Service shares                                                                                             (196,214)        (65,579)
                                                                                                     -------------------------------
                                                                                                         (3,174,960)     (1,514,567)

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital stock transactions:
Non-Service shares                                                                                       29,747,698      39,453,096
Service shares                                                                                            3,698,666       4,328,128
                                                                                                     -------------------------------
                                                                                                         33,446,364      43,781,224

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                           73,216,941     114,671,917
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                     333,820,576     219,148,659
                                                                                                     -------------------------------
End of period (including accumulated net investment income of $960,531 and $234,831, respectively)   $  407,037,517   $ 333,820,576
                                                                                                     ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES YEAR ENDED DECEMBER 31,              2007              2006              2005          2004         2003
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     1.91        $     1.47        $     1.30    $     1.12    $    0.76
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .02  1            .01 1             .01 1         .01 1         -- 2
Net realized and unrealized gain                         .22               .44               .17           .19          .37
                                                  -----------------------------------------------------------------------------
Total from investment operations                         .24               .45               .18           .20          .37
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.02)             (.01)             (.01)         (.02)        (.01)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     2.13        $     1.91        $     1.47    $     1.30    $    1.12
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     12.61%            30.78%            14.06%        17.86%       50.13%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  374,302        $  308,111        $  203,172    $  110,679    $  92,027
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  348,714        $  247,327        $  115,108    $   96,388    $  70,042
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   0.95%             0.73%             0.78%         0.64%        0.37%
Total expenses                                          1.01% 5,6,7       1.04% 5,6,7       1.09% 6       1.08% 6      1.12% 6
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   19%                9%               28%           30%          71%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended December 31, 2007   1.01%
        Year Ended December 31, 2006   1.04%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES YEAR ENDED DECEMBER 31,                 2007               2006              2005           2004          2003
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    1.97          $    1.53          $   1.34      $    1.16      $   0.81
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            .02 1              .01 1             .01 1           -- 1,2       .01
Net realized and unrealized gain                        .23                .44               .19            .20           .35
                                                  -------------------------------------------------------------------------------
Total from investment operations                        .25                .45               .20            .20           .36
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.01)              (.01)             (.01)          (.02)         (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    2.21          $    1.97          $   1.53      $    1.34      $   1.16
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    13.00%             29.25%            14.95%         17.15%        45.53%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  32,736          $  25,710          $ 15,977      $  12,682      $  5,583
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  31,137          $  20,061          $ 13,609      $   9,071      $  2,205
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                  0.71%              0.42%             0.50%          0.37%         0.03%
Total expenses                                         1.29% 5,6,7        1.34% 5,6,7       1.40% 6        1.34% 6       1.36% 6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  19%                 9%               28%            30%           71%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended December 31, 2007   1.29%
        Year Ended December 31, 2006   1.34%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Growth Fund/VA (the "Fund") is a series of Panorama
Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the
United States. The Fund's investment adviser is OppenheimerFunds, Inc. (the
"Manager"). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of
Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered U.S.
securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued.
Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked"
prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange.
Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the
Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received

                  15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The
Fund may invest the available cash in Class E shares of Oppenheimer
Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $3,534,100                 $--            $25,200,052         $136,061,646

1. As of December 31, 2007, the Fund had $24,951,769 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:

      EXPIRING
      -------------------------------
      2010                $ 5,201,741
      2011                 19,750,028
                          -----------
      Total               $24,951,769
                          ===========

2. The Fund had $248,283 of post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended December 31, 2007, the Fund utilized $13,850,699 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2006, the Fund utilized $2,090,683 of capital loss carryforward to offset capital gains realized in that fiscal year.

                  16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2007.
Net assets of the Fund were unaffected by the reclassifications.

      INCREASE                      INCREASE TO ACCUMULATED
      TO ACCUMULATED                      NET REALIZED LOSS
      NET INVESTMENT INCOME                  ON INVESTMENTS
      -----------------------------------------------------
      $359,386                                     $359,386

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                             YEAR ENDED           YEAR ENDED
                                      DECEMBER 31, 2007    DECEMBER 31, 2006
      ----------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                        $3,174,960           $1,514,567

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities                            $268,393,954
                                                                ============

      Gross unrealized appreciation                             $146,560,789
      Gross unrealized depreciation                              (10,499,143)
                                                                ------------
      Net unrealized appreciation                               $136,061,646
                                                                ============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

                  17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former director and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 280 million shares of $0.001 par value capital stock.
Transactions in shares of capital stock were as follows:

                                                             YEAR ENDED DECEMBER 31, 2007   YEAR ENDED DECEMBER 31, 2006
                                                                  SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                          38,349,186   $   79,573,926    41,187,431   $   68,007,039
Dividends and/or distributions reinvested                      1,567,761        2,978,746       928,839        1,448,988
Redeemed                                                     (25,926,707)     (52,804,974)  (18,316,147)     (30,002,931)
                                                             ------------------------------------------------------------
Net increase                                                  13,990,240      $29,747,698    23,800,123   $   39,453,096
                                                             ============================================================

-------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                           5,088,150   $   10,823,440     4,259,069   $    7,208,375
Dividends and/or distributions reinvested                         99,601          196,214        40,732           65,579
Redeemed                                                      (3,373,172)      (7,320,988)   (1,735,550)      (2,945,826)
                                                             ------------------------------------------------------------
Net increase                                                   1,814,579   $    3,698,666     2,564,251   $    4,328,128
                                                             ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December
31, 2007, were as follows:

                                                        PURCHASES         SALES
   ----------------------------------------------------------------------------
   Investment securities                              $83,219,804   $70,902,573

                  18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the
Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

   FEE SCHEDULE
   ----------------------------------------------------------------------------
   Up to $250 million                                                     1.00%
   Over $250 million                                                      0.90

--------------------------------------------------------------------------------
ACCOUNTING SERVICE FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000 plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The
Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $20,052 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds
Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2007, the Manager waived $7,582 for
IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the
Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

                  19 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS Continued

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the foward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

      As of December 31, 2007, the Fund had no outstanding foward contracts.

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of
Directors as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

      As of December 31, 2007, the Fund had no securities on loan.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued
Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE
MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after
November 15, 2007, and interim periods within those fiscal years. As of December
31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                  20 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                   Appendix A

                               RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair International Growth Fund/Va's mentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa"
securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier
"2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1:  Issuer has a superior ability for repayment of senior  short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o        Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation; and
o        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation rated "AAA" have the highest rating assigned by Standard
&  Poor's.  The  obligor's  capacity  to meet its  financial  commitment  on the obligation is extremely strong.

     AA: An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial  commitment on the obligation is very strong.

A: An obligation rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

     AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit  risk.  They  indicate  a very  strong  capacity  for  timely  payment of
financial  commitments.   This  capacity  is  not  significantly  vulnerable  to
foreseeable events.

     A: High Credit  Quality.  "A" ratings  denote a low  expectation  of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good Credit Quality.  "BBB" ratings indicate that there is currently a low  expectation  of credit risk.  The capacity for timely  payment of financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade:

     BB:  Speculative.  "BB" ratings  indicate  that there is a  possibility  of credit risk  developing,  particularly as the result of adverse  economic change over time. However, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

     B: Highly Speculative. "B" ratings indicate that significant credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met. However,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC C: High Default Risk.  Default is a real possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon  sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:   Speculative.   Minimal   capacity  for  timely  payment  of  financial
commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

C: High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

-----------------------------------------------------
Panorama Series Fund, Inc.
-----------------------------------------------------

Internet Website:
         www.oppenheimerfunds.com

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP (225.5677)

Custodian Bank
         JPMorgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, New York, 11245

Independent Registered Public Accounting Firm
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Portfolios

         Myer, Swanson, Adams & Wolf, P.C.
         1350 Lawrence, Suite 100
         Denver, Colorado 80204

Counsel to the Independent Directors
         Bell, Boyd & Lloyd LLC
         70 West Madison Street, Suite 3100
         Chicago, Illinois 60602

PX.PAN.001.0408

                                           PANORAMA SERIES FUND, INC.

                                                FORM N-1A

                                                  PART C

                                            OTHER INFORMATION

Item 23.  Exhibits

(a) (i) Amended and Restated Articles of Incorporation dated 5/8/95: Previously filed with Registrant's Post-Effective Amendment No. 23, 3/1/96, and
incorporated herein by reference.

(ii) Articles Supplementary dated 8/29/96: Previously filed with Registrant's
Post-Effective Amendment No. 25, 4/25/97, and incorporated herein by reference.

         (iii) Articles Supplementary dated 4/27/00: Previously filed with
Registrant's Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

         (iv) Articles Supplementary dated 4/26/04: Previously filed with
Registrant's Post-Effective Amendment No. 36, 4/27/04, and incorporated herein by reference.

         (v) Articles of Supplementary dated 1/16/06: Previously filed with
Registrant's Post Effective Amendment No. 39, 4/28/06, and incorporated herein by reference.

(b) By-Laws amended through 1/29/96: Previously filed with Registrant's
Post-Effective Amendment No. 23, 3/1/96, and incorporated herein by reference.

(c) Oppenheimer International Growth Fund/VA specimen share certificate:
Previously filed with Registrant's Post-Effective Amendment No. 33, 4/29/02, and
incorporated herein by reference.

(d) (i) Amended and Restated Investment Advisory Agreement on behalf of Total
Return Portfolio dated 1/1/05: Previously filed with Registrant's Post-Effective
Amendment No. 37, 2/25/05, and incorporated herein by reference.

         (ii) Amended and Restated Investment Advisory Agreement on behalf of
Growth Portfolio dated 1/1/05: Previously filed with Registrant's Post-Effective
Amendment No. 37, 2/25/05, and incorporated herein by reference.

         (iii) Amended and Restated Investment Advisory Agreement on behalf of
Oppenheimer International Growth Fund/VA (formerly named International Equity
Portfolio) dated 1/1/05: Previously filed with Registrant's Post-Effective
Amendment No. 37, 2/25/05, and incorporated herein by reference.

(e) (i) General Distributor's Agreement for Service shares of Total Return
Portfolio dated April 17, 2000: Previously filed with Registrant's
Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

         (ii) General Distributor's Agreement for Service shares of Growth
Portfolio dated April 17, 2000: Previously filed with Registrant's
Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

         (iii) General Distributor's Agreement for Service shares of
International Growth Fund/VA dated April 17, 2000: Previously filed with
Registrant's Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

         (iv) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.:
Previously filed with Post-Effective Amendment No. 34 to the Registration
Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06),
and incorporated herein by reference.

         (v) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.:
Previously filed with Post-Effective Amendment No. 34 to the Registration
Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06),
and incorporated herein by reference.

         (vi) Form of Agency Agreement of OppenheimerFunds Distributor, Inc.:
Previously filed with Post-Effective Amendment No. 34 to the Registration
Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06),
and incorporated herein by reference.

         (vii) Form of Trust Company Fund/SERV Purchase Agreement of
OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund
(Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

         (viii) Form of Trust Company Agency Agreement of OppenheimerFunds
Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the
Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg.
No.33-17850), (10/23/06), and incorporated herein by reference.

(f) Form of Oppenheimer Funds Compensation Deferral Plan, As Amended and
Restated Effective January 1, 2008: Previously filed with Post-Effective
Amendment No. 18 to the Registration Statement of Oppenheimer International Bond
Fund (Reg. No. 33-58383), (12/20/07), and incorporated herein by reference.

(g) (i) Global Custody Agreement dated August 16, 2002: Previously filed with
Post-Effective Amendment No. 51 to the Registration Statement of Oppenheimer
Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

         (ii) Amendment dated October 2, 2003 to the Global Custody Agreement dated August 16, 2002: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Principal Protected Trust II (Reg.
333-108093), (11/6/03), and incorporated herein by reference.

(h) Not applicable.

(i) Opinion and Consent of Counsel: Previously filed with Post-Effective
Amendment No. 22, 4/28/95, and incorporated herein by reference.

(j) Independent Registered Public Accounting Firm's Consent: Filed herewith. (k)
Not applicable.

(l) Not applicable.

(m) (i) Amended and Restated Distribution & Service Plan and Agreement for
Service shares of Total Return Portfolio under Rule 12b-1 dated 10/28/05:
Previously filed with Registrant's Post Effective Amendment No. 39, 4/28/06, and
incorporated herein by reference.

(ii) Amended and Restated Distribution & Service Plan and Agreement for Service
shares of Growth Portfolio under Rule 12b-1 dated 10/28/05: Previously filed with Registrant's Post Effective Amendment No. 39, 4/28/06, and incorporated herein by reference.

         (iii) Amended and Restated Distribution & Service Plan and Agreement
for Service shares of International Growth Fund/VA under Rule 12b-1 dated
10/28/05: Previously filed with Registrant's Post Effective Amendment No. 39,
4/28/06, and incorporated herein by reference

         (n) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/29/07: Previously filed with the Initial Registration Statement of
Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105),
(9/14/07), and incorporated herein by reference.

(o) Powers of Attorney for all Trustees/Directors and Principal Officers:
Previously filed with the Initial Registration Statement of Oppenheimer
Portfolio Series Active Allocation Fund (Reg. No. 333-146105), (9/14/07), and
incorporated herein by reference.

(p) Amended and Restated Code of Ethics of the Oppenheimer Funds dated August
30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously
filed with the Initial Registration Statement of Oppenheimer Portfolio Series
Fixed Income Investor Fund (Reg. No. 333-146105), (09/14/07), and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article Fifth of Registrant's Articles of
Amendment and Restatement filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of
1933 may be permitted to trustees, officers and controlling persons of
Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of
1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the
Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser
(a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

---------------------------------------- ----------------------------------------------------------------------------
Name and Current Position with
OppenheimerFunds, Inc.                   Other Business and Connections During the Past Two Years
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Timothy L. Abbuhl,                       Treasurer of Centennial  Asset Management  Corporation;  Vice President and
Vice President                           Assistant Treasurer of OppenheimerFunds Distributor, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Patrick Adams                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Robert Agan,                             Senior  Vice  President  of  Shareholder   Financial  Services,   Inc.  and
Senior Vice President                    Shareholders   Services,   Inc.;   Vice   President   of   OppenheimerFunds
                                         Distributor,  Inc., Centennial Asset Management Corporation and OFI Private
                                         Investments Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Carl Algermissen,                        Assistant Secretary of Centennial Asset Management Corporation.
Vice President & Associate Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michael Amato,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Nicole Andersen,                         None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Tracey Beck Apostolopoulos,              None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Janette Aprilante,                       Secretary   (since   December  2001)  of:   Centennial   Asset   Management
Vice President & Secretary               Corporation,   OppenheimerFunds   Distributor,   Inc.,   HarbourView  Asset
                                         Management   Corporation   (since  June  2003),   Oppenheimer   Real  Asset
                                         Management,   Inc.,  Shareholder  Financial  Services,   Inc.,  Shareholder
                                         Services,  Inc., Trinity Investment  Management  Corporation (since January
                                         2005),  OppenheimerFunds  Legacy  Program,  OFI  Private  Investments  Inc.
                                         (since June 2003) and OFI Institutional Asset Management,  Inc. (since June
                                         2003). Assistant Secretary of OFI Trust Company (since December 2001).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Dmitri Artemiev                          Formerly (until January 2007) Analyst/Developer at Fidelity Investments.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Hany S. Ayad,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Paul Aynsley,                            Formerly Vice President at Kepler Equities (December 2006 - February 2008)
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
James F. Bailey,                         Senior Vice President of Shareholder Services, Inc. (since March 2006).
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Robert Baker,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John Michael Banta,                      None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michael Barnes,                          None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Adam Bass,                               None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kevin Baum,                              None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jeff Baumgartner,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Marc Baylin,                             Vice President of OFI Institutional Asset Management, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Todd Becerra,                            None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kathleen Beichert,                       Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Gerald B. Bellamy,                       Vice  President  (Sales  Manager  of  the  International  Division)  of OFI
Vice President                           Institutional Asset Management, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Erik S. Berg,                            None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Emanuele Bergagnine,                     Assistant Vice President of OFI Institutional Asset Management, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Robert Bertucci,                         None
Assistant Vice President:
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Rajeev Bhaman,                           Vice President of OFI Institutional Asset Management, Inc.
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Craig Billings,                          None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Mark Binning,                            None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Robert J. Bishop,                        Treasurer (since October 2003) of  OppenheimerFunds  Distributor,  Inc. and
Vice President                           Centennial   Asset   Management   Corporation;   Assistant   Secretary   of
                                         Oppenheimer Acquisition Corp.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Julie Blanchard,                         Formerly Fund Accounting  Manager at  OppenheimerFunds,  Inc. (April 2006 -
Assistant Vice President                 February 2008).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Beth Bleimehl,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lisa I. Bloomberg,                       Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Vice President & Associate Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Veronika Boesch,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Chad Boll,                               None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Antulio N. Bomfim,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michelle Borre Massick,                  None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lori E. Bostrom,                         Assistant Secretary of OppenheimerFunds Legacy Program.
Vice President & Senior Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
David J. Bowers                          Formerly (until July 2007) Analyst at Evergreen Investments.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John Boydell,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Richard Britton, Formerly CTO/Managing Director of IT Infrastructure at GMAC
Residential Vice President Funding Corporation (October 2000 - October 2006).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Garrett C. Broadrup,                     Formerly  an  Associate  at Davis Polk & Wardwell  (October  2002 - October
Vice President & Assistant Counsel       2006).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michael Bromberg,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Holly Broussard,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Roger Buckley, Formerly Manager in Infrastructure (February 2006 - April 2006)
and Assistant Vice President Manager in Finance (May 2006 - February 2008) at
OppenheimerFunds, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Stephanie Bullington,                    None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Paul Burke,                              None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Mark Burns,                              None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
JoAnne Butler,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Geoffrey Caan,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Christine Calandrella, Formerly Director of Empower Network (March 2007 -
September 2007); Assistant Vice President formerly HR Manager of Arrow
Electronics, Inc. (June 1998 - March 2007).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Dale William Campbell,                   Formerly (until January 2007) Manager at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Patrick Campbell,                        Vice  President  of   OppenheimerFunds   Distributor,   Inc.,   Shareholder
Vice President                           Services, Inc. and Shareholder Financial Services, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Catherine Carroll,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Debra Casey,                             None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Maria Castro,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lisa Chaffee,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Ronald Chibnik,                          None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Patrick Sheng Chu,                       None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Brett Clark,                             None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jennifer Clark,                          Formerly  Manager  at  OppenheimerFunds,  Inc.  (February  2006 -  February
Assistant Vice President                 2008).  Assistant Vice President at Shareholder  Financial Services,  Inc.,
                                         Shareholder Services, Inc., and  OFI Private Investments Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
H.C. Digby Clements, None Senior Vice President: Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Thomas Closs,                            Formerly  (until  January 2007)  Development  Manager at  OppenheimerFunds,
Assistant Vice President                 Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
David Cole,                              Formerly Manager at OppenheimerFunds, Inc (May 2006 - January 2008).
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Eric Compton,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Gerald James Concepcion,                 None.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Susan Cornwell,                          Senior  Vice  President  of  Shareholder   Financial  Services,   Inc.  and
Senior Vice President                    Shareholder   Services,    Inc.;   Vice   President   of   OppenheimerFunds
                                         Distributor,    Inc.,   Centennial   Asset   Management   Corporation   and
                                         OppenheimerFunds Legacy Program.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Cheryl Corrigan,                         None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Belinda J. Cosper,                       None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Scott Cottier,                           None
Vice President:
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lauren Coulston,                         None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Terry Crady,                             Formerly IT Development Manager at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
George Curry,                            Vice President of OppenheimerFunds Distributor, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Julie C. Cusker,                         None
Assistant Vice President:
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kevin Dachille,                          None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Rushan Dagli,                            Vice  President  of OFI Private  Investments  Inc.,  Shareholder  Financial
Vice President                           Services, Inc. and Shareholder Services, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John Damian,                             None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jason Davis,                             Formerly Manager at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Robert Dawson,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John Delano,                             None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kendra Delisa,                           Formerly (until January 2007) Manager at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Damaris De Los Santos,                   Formerly Senior Account Executive (July 2003 - February 2008).
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Richard Demarco,                         None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Craig P. Dinsell,                        None
Executive Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Randall C. Dishmon,                      None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Rebecca K. Dolan,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Steven D. Dombrower,                     Senior Vice President of OFI Private  Investments  Inc.;  Vice President of
Vice President                           OppenheimerFunds Distributor, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Sara Donahue,                            Formerly (until November 2006) Manager at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Alicia Dopico,                           Formerly (until August 2007) Manager at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Thomas Doyle,                            None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Bruce C. Dunbar,                         None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Brian Dvorak,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Richard Edmiston,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
A. Taylor Edwards, None Vice President & Assistant Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Venkat Eleswarapu,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Daniel R. Engstrom,                      None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
James Robert Erven,                      None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
George R. Evans,                         None
Senior Vice President & Director of
International Equities
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Edward N. Everett,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kathy Faber,                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
David Falicia,                           Assistant  Secretary  (as of July  2004) of  HarbourView  Asset  Management
Assistant Vice President                 Corporation.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Rachel Fanopoulos,                       Formerly Manager (until August 2007) at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Matthew Farkas,                          None
Vice President and Assistant Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kristie Feinberg,                        Assistant Treasurer of Oppenheimer Acquisition Corp.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
William Ferguson, Formerly Senior Marketing Manager at ETrade (June 2006 -
January 2007) and Assistant Vice President Senior Marketing Manager at Axa
Financial (April 2000 - June 2006).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Emmanuel Ferreira,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Ronald H. Fielding,                      Vice  President  of  OppenheimerFunds  Distributor,  Inc.;  Director of ICI
Senior Vice President;                   Mutual Insurance Company;  Governor of St. John's College;  Chairman of the
Chairman of the Rochester Division       Board of  Directors  of  International  Museum  of  Photography  at  George
                                         Eastman House.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Bradley G. Finkle,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Steven Fling,                            None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John E. Forrest,                         Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
David Foxhoven,                          Assistant  Vice  President  of   OppenheimerFunds   Legacy  Program;   Vice
Senior Vice President                    President of HarbourView Asset Management Corporation.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Colleen M. Franca,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Barbara Fraser,                          Secretary of OFI Trust Company (since December 2007).
Vice President & Associate Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Dominic Freud,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Hazem Gamal,                             None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Charles Gapay,                           Formerly (as of January 2007) Help Desk Manager at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Seth Gelman,                             None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Timothy Gerlach,                         None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Phillip S. Gillespie,                    None
Senior Vice President & Assistant
Secretary
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Alan C. Gilston,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jacqueline Girvin-Harkins,               None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jill E. Glazerman,                       None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kevin Glenn,                             Formerly Tax Manager at  OppenheimerFunds,  Inc.  (December 2006 - February
Assistant Vice President                 2008).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Benjamin J. Gord,                        Vice  President of  HarbourView  Asset  Management  Corporation  and of OFI
Vice President                           Institutional Asset Management, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Raquel Granahan,                         Senior Vice President of OFI Private  Investments  Inc.;  Vice President of
Senior Vice President                    OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Robert B. Grill,                         None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Carol Guttzeit,                          None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Marilyn Hall,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kelly Haney,                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Steve Hauenstein,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Robert W. Hawkins,                       None
Vice President & Assistant Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Thomas B. Hayes,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Bradley Hebert,                          Manager at OppenheimerFunds, Inc. (October 2004 - February 2008).
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Heidi Heikenfeld,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Annika Helgerson,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Daniel Herrmann,                         Vice President of OFI Private Investments Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Benjamin Hetrick, Manager at AIM Investments (May 2001 - May 2006); Manager at
Assistant Vice President OppenheimerFunds, Inc (May 2006 - December 2007).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Dennis Hess,                             None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Joseph Higgins,                          Vice President of OFI Institutional Asset Management, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Dorothy F. Hirshman,                     None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Daniel Hoelscher,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Eivind Holte,                            Formerly Vice President at U.S. Trust (June 2005 - October 2007)
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Brian Hourihan,                          Assistant   Secretary  of   Oppenheimer   Real  Asset   Management,   Inc.,
Vice President & Associate Counsel       HarbourView  Asset  Management   Corporation,   OFI   Institutional   Asset
                                         Management,  Inc.  (since  April  2006) and Trinity  Investment  Management
                                  Corporation.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Edward Hrybenko,                         Vice President of OppenheimerFunds Distributor, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jason Hubersberger,                      None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kevin Andrew Huddleston,                 None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Scott T. Huebl,                          Assistant Vice President of OppenheimerFunds Legacy Program.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Douglas Huffman,                         None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Margaret Hui,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Dana Hunter,                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John Huttlin,                            Senior Vice  President  (Director  of the  International  Division)  (since
Vice President                           January 2004) of OFI Institutional Asset Management,  Inc.; Director (since
                                         June 2003) of OppenheimerFunds International Distributor Limited.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
James G. Hyland,                         None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kelly Bridget Ireland,                   None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kathleen T. Ives,                        Vice  President and Assistant  Secretary of  OppenheimerFunds  Distributor,
Vice President, Senior Counsel &         Inc. and  Shareholder  Services,  Inc.;  Assistant  Secretary of Centennial
Assistant Secretary                      Asset   Management   Corporation,   OppenheimerFunds   Legacy  Program  and
                                         Shareholder Financial Services, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
William Jaume,                           Senior Vice President of HarbourView  Asset Management  Corporation and OFI
Vice President                           Institutional Asset Management, Inc.; Director of OFI Trust Company.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Frank V. Jennings,                       None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John Jennings,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jin Jo,                                  Formerly Audit Manager at Deloitte & Touche LLP (as of August 2007)
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lisa Kadehjian,                          None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Charles Kandilis,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Amee Kantesaria,                         Formerly Counsel at Massachusetts Mutual Life Insurance Company
Assistant Vice President and             (May 2005-December 2006).
Assistant Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Rezo Kanovich,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Thomas W. Keffer,                        Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
James Kennedy,                           Formerly self-employed (December 2005 - September 2006).
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michael Keogh,                           Vice President of OppenheimerFunds Distributor, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John Kiernan,                            None
Vice President & Marketing Compliance
Manager
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michael Kim,                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Audrey Kiszla,                           Formerly Vice President at First Horizon Merchant Services  (December 2005-
Vice President                           May 2006).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lisa Klassen,                            Vice  President  of OFI Private  Investments  Inc.,  Shareholder  Financial
Vice President                           Services,  Inc. and Shareholder  Financial Services,  Inc.;  Assistant Vice
                                         President  of   OppenheimerFunds   Legacy   Program  and   OppenheimerFunds
                                         Distributor, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Richard Knott,                           President and Director of  OppenheimerFunds  Distributor,  Inc.;  Executive
Executive Vice President                 Vice President of OFI Private Investments Inc.;  Executive Vice President &
                                         Director of Centennial Asset Management Corporation.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Daniel Kohn,                             None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Martin S. Korn,                          None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Tatyana Kosheleva,                       Formerly (as of April 2007) Finance Manager at IBM Corp.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Brian Kramer,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
S. Arthur Krause, Formerly Product Manager of OppenheimerFunds, Inc. (as of
January 2007). Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Alexander Kurinets,                      None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Gloria LaFond,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lisa Lamentino,                          None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Tracey Lange,                            Vice  President  of  OppenheimerFunds  Distributor,  Inc.  and OFI  Private
Vice President                           Investments Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jeffrey P. Lagarce,                      President of OFI Institutional Asset Management, Inc. as of January 2005.
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John Latino,                             None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Gayle Leavitt,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Christopher M. Leavy,                    Senior Vice President of OFI Private  Investments  Inc., OFI  Institutional
Senior Vice President                    Asset Management, Inc., and Trinity Investment Management Corporation
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Randy Legg,                              None
Vice President & Associate Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Laura Leitzinger,                        Senior  Vice  President  of  Shareholder  Services,  Inc.  and  Shareholder
Senior Vice President                    Financial Services, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Justin Leverenz,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michael S. Levine,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Brian Levitt,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Gang Li,                                 None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Shanquan Li,                             None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Julie A. Libby,                          Senior  Vice  President  and  Chief   Operating   Officer  of  OFI  Private
Senior Vice President                    Investments Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Daniel Lifshey,                          None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Mitchell J. Lindauer,                    None
Vice President & Assistant General
Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Bill Linden,                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Malissa B. Lischin,                      Assistant Vice President of OppenheimerFunds Distributor, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Justin Livengood,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Christina Loftus,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
David P. Lolli,                          None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Ian Loughlin,                            Formerly Financial Analysis Manager at OppenheimerFunds,  Inc. (June 2005 -
Assistant Vice President                 February 2008).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Daniel G. Loughran                       None
Senior Vice President:
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Patricia Lovett,                         Vice  President of  Shareholder  Financial  Services,  Inc. and Senior Vice
Senior Vice President                    President of Shareholder Services, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Misha Lozovik,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Dongyan Ma,                              None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Steve Macchia,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Matthew Maley,                           Formerly Operations Manager at Bear Stearns (June 2005 - February 2008).
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Daniel Martin,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jerry Mandzij,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Angelo G. Manioudakis,                   Senior Vice President of HarbourView  Asset  Management  Corporation and of
Senior Vice President                    OFI  Institutional  Asset  Management,  Inc.; Vice President of Oppenheimer
                                         Real Asset Management, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Carolyn Maxson,                          None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
William T. Mazzafro,                     None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Trudi McCanna,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Neil McCarthy,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Elizabeth McCormack,                     Vice  President and Assistant  Secretary of  HarbourView  Asset  Management
Vice President                           Corporation.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John McCullough, Formerly Relationship Management and Sales Representative at
John Hancock Vice President Funds (April 2004 - April 2006).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Joseph McDonnell,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Joseph McGovern,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Charles L. McKenzie,                     Chairman of the Board,  Director,  Chief Executive Officer and President of
Senior Vice President                    OFI Trust Company;  Chairman,  Chief Executive  Officer,  Chief  Investment
                                         Officer and Director of OFI
                                         Institutional Asset Management, Inc.;
                                         Chief Executive Officer, President,
                                         Senior Managing Director and Director
                                         of HarbourView Asset Management
                                         Corporation; Chairman, President and
                                         Director of Trinity Investment
                                         Management Corporation and Vice
                                         President of Oppenheimer Real Asset
                                         Management, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
William McNamara,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Mary McNamee,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michael Medev,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lucienne Mercogliano,                    None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jay Mewhirter,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Andrew J. Mika,                          None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jan Miller,                              None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Scott Miller,                            Formerly  Assistant  Vice President at AXA  Distributors,  LLC (July 2005 -
Vice President                           February 2008).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Rejeev Mohammed,                         None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Nikolaos D. Monoyios,                    Senior Vice President of OFI Institutional Asset Management, Inc.
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Sarah Morrison,                          Formerly (as of January 2007) Manager at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jill Mulcahy,                            None
Vice President:
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John V. Murphy,                          President  and  Management  Director  of  Oppenheimer   Acquisition  Corp.;
Chairman, Chief                          President  and  Director  of  Oppenheimer  Real  Asset  Management,   Inc.;
Executive Officer & Director             Chairman  and  Director  of  Shareholder  Services,  Inc.  and  Shareholder
                                         Financial Services, Inc.; Director of OppenheimerFunds  Distributor,  Inc.,
                                         OFI Institutional  Asset Management,  Inc., Trinity  Investment  Management
                                         Corporation,  Tremont Group Holdings,  Inc.,  HarbourView  Asset Management
                                         Corporation and OFI Private  Investments Inc.;  Executive Vice President of
                                         Massachusetts  Mutual Life Insurance  Company;  Director of DLB Acquisition
                                         Corporation;  a  member  of the  Investment  Company  Institute's  Board of
                                         Governors.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Meaghan Murphy,                          None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Suzanne Murphy,                          Vice President of OFI Private Investments Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Thomas J. Murray,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Christine Nasta,                         Vice President of OppenheimerFunds Distributor, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Paul Newman,                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Richard Nichols,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
William Norman,                          None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
James B. O'Connell,                      None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Matthew O'Donnell,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lisa Ogren,                              Formerly Manager at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Tony Oh,                                 None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John J. Okray,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kristina Olson,                          None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lerae A. Palumbo,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kathleen Patton,                         Assistant Vice President of Shareholder Services, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
David P. Pellegrino,                     None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Allison C. Pells,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Robert H. Pemble,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lori L. Penna,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Brian Petersen,                          Assistant Treasurer of OppenheimerFunds Legacy Program.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Marmeline Petion-Midy,                   None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
David Pfeffer,                           Treasurer  of  Oppenheimer  Acquisition  Corp.;  Senior Vice  President  of
Senior Vice President & Chief            HarbourView Asset Management Corporation since February 2004.
Financial Officer
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
James F. Phillips,                       None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Gary Pilc,                               None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John Piper,                              Assistant Vice President of Shareholder Services, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jeaneen Pisarra,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Nicolas Pisciotti,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Christine Polak,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Sergei Polevikov,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jeffrey Portnoy,                         None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
David Preuss,                            None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Ellen Puckett,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jodi Pullman,                            Formerly  Product  Manager  at  OppenheimerFunds,   Inc.  (January  2007  -
Assistant Vice President                 February  2008);  Senior Project Manager at  OppenheimerFunds,  Inc. (March
                                         2006 - January 2007).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Paul Quarles,                            None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michael E. Quinn,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Julie S. Radtke,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Timothy Raeke,                           Formerly (as of July 2007) Vice President at MFS Investment Management.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Norma J. Rapini,                         None
Assistant Vice President:
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Corry E. Read,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Marc Reinganum,                          None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jill Reiter,                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jason Reuter,                            Formerly  Manager  at  OppenheimerFunds,  Inc.  (February  2006 -  February
Assistant Vice President                 2008).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Eric Rhodes,                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Eric Richter,                            Vice President of HarbourView Asset Management Corporation.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Claire Ring,                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Grace Roberts,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
David Robertson,                         Senior Vice President of OppenheimerFunds Distributor,  Inc.; President and
Senior Vice President                    Director of Centennial Asset Management Corporation.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Robert Robis,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Antoinette Rodriguez,                    None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lucille Rodriguez,                       None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Stacey Roode,                            None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jeffrey S. Rosen,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Stacy Roth,                              None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Richard Royce,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Adrienne Ruffle,                         Assistant Secretary of OppenheimerFunds Legacy Program.
Vice President & Assistant Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kim Russomanno,                          None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Gerald Rutledge,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Julie Anne Ryan,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Timothy Ryan,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Matthew Torpey,                          None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Rohit Sah,                               None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Gary Salerno,                            Formerly  (as  of  May  2007)   Separate   Account   Business   Liaison  at
Assistant Vice President                 OppenheimerFunds, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Valerie Sanders,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kurt Savallo,                            Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Rudi W. Schadt,                          None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Mary Beth Schellhorn, Formerly Human Resources Generalist at Misys Banking
Systems (November Assistant Vice President 2000 - June 2006).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Ellen P. Schoenfeld,                     None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kathleen Schmitz,                        Assistant Secretary of HarbourView Asset Management  Corporation.  Formerly
Assistant Vice President                 Fund  Accounting  Manager  at  OppenheimerFunds,   Inc.  (November  2004  -
                                         February 2008).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Patrick Schneider,                       Formerly Human Resources Manager at ADT Security Services  (December 2001 -
Assistant Vice President                 July 2006).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Scott A. Schwegel,                       None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Allan P. Sedmak,                         None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jennifer L. Sexton,                      Senior Vice President of OFI Private Investments Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Asutosh Shah,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kamal Shah,                              None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Navin Sharma,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Tammy Sheffer,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Mary Dugan Sheridan,                     None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Nicholas Sherwood,                       Formerly Manager at OppenheimerFunds, Inc. (February 2006 - February 2008).
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
David C. Sitgreaves,                     None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michael Skatrud,                         Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Enrique H. Smith,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kevin Smith,                             None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Paul Snogren                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Louis Sortino,                           None
Vice President:
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Keith J. Spencer,                        None
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Marco Antonio Spinar,                    None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Brett Stein,                             Formerly Vice President of Client Services at XAware,  Inc. (October 2002 -
Vice President                           August 2006).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Richard A. Stein,                        None
Vice President:
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Arthur P. Steinmetz,                     Senior Vice President of HarbourView  Asset  Management  Corporation;  Vice
Senior Vice President                    President of OFI Institutional Asset Management, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jennifer Stevens,                        None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Benjamin Stewart,                        None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Peter Strzalkowski,                      Vice  President  of  HarbourView  Asset  Management,  Inc.  Formerly (as of
Vice President                           August 2007) Founder/Managing Partner at Vector Capital Management.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
John P. Stoma,                           Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Amy Sullivan,                            None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Carole Sumption,                         Formerly Vice President at Policy Studies, Inc. (July 2003 - April 2007).
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Michael Sussman,                         Vice President of OppenheimerFunds Distributor, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Thomas Swaney,                           Vice President of HarbourView Asset Management Corporation.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Brian C. Szilagyi,                       None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Martin Telles,                           Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Charles Toomey,                          None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Vincent Toner,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Melinda Trujillo,                        Formerly Senior Manager at CoBank, ACB (January 2004 - April 2006).
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Leonid Tsvayg,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Keith Tucker,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Cameron Ullyatt,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Angela Uttaro,                           None
Assistant Vice President: Rochester
Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Mark S. Vandehey,                        Vice   President   and  Chief   Compliance   Officer  of   OppenheimerFunds
Senior Vice President & Chief            Distributor,  Inc., Centennial Asset Management Corporation and Shareholder
Compliance Officer                       Services,  Inc.; Chief Compliance  Officer of HarbourView  Asset Management
                                         Corporation,  Real Asset Management,  Inc., Shareholder Financial Services,
                                         Inc., Trinity Investment Management  Corporation,  OppenheimerFunds  Legacy
                                         Program,  OFI  Private  Investments  Inc.  and OFI  Trust  Company  and OFI
                                         Institutional Asset Management, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Maureen Van Norstrand,                   None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Nancy Vann,                              None
Vice President & Associate Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Rene Vecka,                              None
Assistant Vice President:
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Vincent Vermette,                        Assistant Vice President of OppenheimerFunds Distributor, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Elaine Villas-Obusan,                    None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Ryan Virag,                              None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jake Vogelaar,                           None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Phillip F. Vottiero,                     None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Mark Wachter,                            Formerly Manager at OppenheimerFunds, Inc.  (March 2005 - February 2008).
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lisa Walsh,                              None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Darren Walsh,                            President  and  Director  of  Shareholder  Financial  Services,   Inc.  and
Executive Vice President                 Shareholder  Services,  Inc.  Formerly  General  Manager  and  Senior  Vice
                                         President of Comverse (December 2005 -
September 2006).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Richard Walsh,                           Vice President of OFI Private Investments.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Deborah Weaver,                          None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Jerry A. Webman,                         Senior Vice President of HarbourView Asset Management Corporation.
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Christopher D. Weiler,                   None
Vice President:
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Barry D. Weiss,                          Vice  President  of  HarbourView   Asset  Management   Corporation  and  of
Vice President                           Centennial Asset Management Corporation.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Melissa Lynn Weiss,                      None
Vice President & Senior Counsel
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Christine Wells,                         None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Joseph J. Welsh,                         Vice President of HarbourView Asset Management Corporation.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Catherine M. White,                      Assistant Vice President of OppenheimerFunds  Distributor,  Inc.; member of
Assistant Vice President                 the American Society of Pension Actuaries (ASPA) since 1995.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Troy Willis,                             None
Assistant Vice President,
Rochester Division
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Mitchell Williams,                       None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Julie Wimer,                             None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Donna M. Winn,                           President,  Chief Executive  Officer & Director of OFI Private  Investments
Senior Vice President                    Inc.; Director & President of OppenheimerFunds  Legacy Program; Senior Vice
                                         President of OppenheimerFunds Distributor, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Brian W. Wixted,                         Treasurer of HarbourView  Asset  Management  Corporation;  OppenheimerFunds
Senior Vice President & Treasurer        International Ltd.,  Oppenheimer Real Asset Management,  Inc.,  Shareholder
                                         Services,   Inc.,   Shareholder  Financial  Services,   Inc.,  OFI  Private
                                         Investments    Inc.,   OFI   Institutional    Asset    Management,    Inc.,
                                         OppenheimerFunds  plc and  OppenheimerFunds  Legacy Program;  Treasurer and
                                         Chief  Financial  Officer  of OFI Trust  Company;  Assistant  Treasurer  of
                                         Oppenheimer Acquisition Corp.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Carol E. Wolf,                           Senior Vice President of HarbourView  Asset  Management  Corporation and of
Senior Vice President                    Centennial   Asset   Management   Corporation;   Vice   President   of  OFI
                                         Institutional  Asset  Management,  Inc; serves on the Board of the Colorado
                                         Ballet.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Meredith Wolff,                          Vice President of OppenheimerFunds Distributor, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Oliver Wolff,                            None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Kurt Wolfgruber,                         Director of OppenheimerFunds  Distributor,  Inc., Director of Tremont Group
President, Chief Investment Officer &    Holdings,   Inc.,   HarbourView   Asset  Management   Corporation  and  OFI
Director                                 Institutional  Asset  Management,   Inc.  (since  June  2003).   Management
                                         Director of Oppenheimer Acquisition Corp. (since December 2005).
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Caleb C. Wong,                           None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Edward C. Yoensky,                       None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Geoff Youell,                            None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Lucy Zachman,                            None
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Robert G. Zack,                          General  Counsel  of  Centennial  Asset  Management  Corporation;   General
Executive Vice President &               Counsel and Director of  OppenheimerFunds  Distributor,  Inc.;  Senior Vice
General Counsel                          President and General Counsel of HarbourView  Asset Management  Corporation
                                         and OFI  Institutional  Asset  Management,  Inc.;  Senior  Vice  President,
                                         General  Counsel and  Director of  Shareholder  Financial  Services,  Inc.,
                                         Shareholder  Services,  Inc., OFI Private Investments Inc.;  Executive Vice
                                         President,  General Counsel and Director of OFI Trust Company; Director and
                                         Assistant  Secretary  of  OppenheimerFunds   International   Limited;  Vice
                                         President,  Secretary and General Counsel of Oppenheimer Acquisition Corp.;
                                         Director  and  Assistant   Secretary  of   OppenheimerFunds   International
                                         Distributor  Limited;  Vice President of  OppenheimerFunds  Legacy Program;
                                         Vice  President  and Director of  Oppenheimer  Partnership  Holdings  Inc.;
                                         Director of OFI Institutional Asset Management, Ltd.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Anna Zatulovskaya,                       None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Mark D. Zavanelli,                       Vice President of OFI Institutional Asset Management, Inc.
Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Alex Zhou,                               None
Assistant Vice President
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Ronald Zibelli, Jr.                      Formerly  Managing  Director  and Small Cap Growth  Team  Leader at Merrill
Vice President                           Lynch.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------
Arthur J. Zimmer,                        Senior Vice President of HarbourView Asset Management Corporation.
Senior Vice President
---------------------------------------- ----------------------------------------------------------------------------

The Oppenheimer Funds include the following:
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)
OFI Tremont Core Strategies Hedge Fund
OFI Tremont Market Neutral Hedge Fund
Oppenheimer Absolute Return Fund
Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer Balanced Fund
Oppenheimer Baring China Fund
Oppenheimer Baring Japan Fund
Oppenheimer Baring SMA International Fund
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Commodity Strategy Total Return Fund
Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)
Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Dividend Growth Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Equity Income Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Value Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Bond Fund
Oppenheimer Institutional Money Market Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
   (a series of Oppenheimer International Value Trust)
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Limited Term Municipal Fund
   (a series of Oppenheimer Municipal Fund)
Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Master Loan Fund, LLC
Oppenheimer Master International Value Fund, LLC
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Portfolio Series (4 series)
     Active Allocation Fund
     Equity Investor Fund
     Conservative Investor Fund
     Moderate Investor Fund
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal
         Protected Trust)
Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal
         Protected Trust II)
Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal
         Protected Trust III)
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Real Estate Fund
Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (1 series):
    Oppenheimer Value Fund
Oppenheimer SMA Core Bond Fund
Oppenheimer SMA International Bond Fund
Oppenheimer Strategic Income Fund
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund
Oppenheimer Tremont Market Neutral Fund, LLC
Oppenheimer Tremont Opportunity Fund, LLC
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (11 series):
     Oppenheimer Balanced Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Core Bond Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer MidCap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Strategic Bond Fund/VA
     Oppenheimer Value Fund/VA
Panorama Series Fund, Inc. (4 series):
     Government Securities Portfolio
     Growth Portfolio
     Oppenheimer International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial
Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is
6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds,  Inc., OppenheimerFunds Distributor, Inc.,
HarbourView Asset Management  Corporation,  Oppenheimer  Acquisition  Corp., OFI
Private Investments Inc., OFI Institutional Asset Management,  Inc.  Oppenheimer
Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center,
225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of Tremont Group  Holdings,  Inc. is 555 Theodore Fremd Avenue,
Suite 206-C, Rye, New York 10580.

The  address  of  OppenheimerFunds   International  Ltd.  is  70  Sir  John
Rogerson's Quay, Dublin 2, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring
Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is Suite 1601,
Central Tower, 28 Queen's Road Central, Hong Kong.

Item 27. Principal Underwriter

(a) OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's
shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in
Item 26(b) above (except Panorama Series Fund, Inc.) and for MassMutual
Institutional Funds.

(b) The directors and officers of the Registrant's principal underwriter are:

------------------------------------------------ ------------------------------------ ---------------------------------
Name & Principal                                 Position & Office                    Position and Office
Business Address                                 with Underwriter                     with Registrant
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Timothy Abbhul(1)                                Vice President and Treasurer         None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Robert Agan(1)                                   Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Anthony Allocco(2)                               Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Janette Aprilante(2)                             Secretary                            None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Tracey Apostolopoulos(1)                         Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
James Barker                                     Vice President                       None
1723 W. Nelson Street
Chicago, IL 60657
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kathleen Beichert(1)                             Senior Vice President                None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Rocco Benedetto(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Thomas Beringer                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Rick Bettridge                                   Vice President                       None
11504 Flowering Plum Lane
Highland,  UT  84003
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
David A. Borrelli                                Vice President                       None
105 Black Calla Ct.
San Ramon, CA 94583
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Jeffrey R. Botwinick                             Vice President                       None
4431 Twin Pines Drive
Manlius, NY 13104
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Sarah Bourgraf(1)                                Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Bryan Bracchi                                    Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michelle Brennan(2)                              Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Joshua Broad(2)                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kevin E. Brosmith                                Senior Vice President                None
5 Deer Path
South Natlick, MA 01760
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Jeffrey W. Bryan                                 Vice President                       None
1048 Malaga Avenue
Coral Gables, FL 33134
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Ross Burkstaller                                 Vice President                       None
211 Tulane Drive SE
Albuquerque, NM 87106
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Patrick Campbell(1)                              Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Robert Caruso                                    Vice President                       None
15 Deforest Road
Wilton, CT 06897
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Donelle Chisolm(2)                               Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Andrew Chonofsky                                 Vice President                       None
109 Wade Avenue, Apt. 365
Raleigh, NC 27605
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Angelanto Ciaglia(2)                             Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Melissa Clayton(2)                               Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Craig Colby(2)                                   Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Rodney Constable(1)                              Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Susan Cornwell(1)                                Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Neev Crane                                       Vice President                       None
1530 Beacon Street, Apt. #1403
Brookline, MA 02446
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael Daley                                    Vice President                       None
40W387 Oliver Wendell Holmes St
St. Charles, IL 60175
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Fredrick Davis                                   Vice President                       None
14431 SE 61st Street
Bellevue, WA 98006
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
John Davis(2)                                    Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Stephen J. Demetrovits(2)                        Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Steven Dombrower                                 Vice President                       None
13 Greenbrush Court
Greenlawn, NY 11740
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
George P. Dougherty                              Vice President                       None
328 Regency Drive
North Wales, PA 19454
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Beth Arthur Du Toit(1)                           Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kent M. Elwell                                   Vice President                       None
35 Crown Terrace
Yardley, PA 19067
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Gregg A. Everett                                 Vice President                       None
4328 Auston Way
Palm Harbor, FL 34685-4017
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
George R. Fahey                                  Senior Vice President                None
9511 Silent Hills Lane
Lone Tree, CO 80124
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Eric C. Fallon                                   Vice President                       None
10 Worth Circle
Newton, MA 02458
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
James Fereday                                    Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Joseph Fernandez                                 Vice President                       None
1717 Richbourg Park Drive
Brentwood, TN 37027
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Mark J. Ferro                                    Senior Vice President                None
104 Beach 221st Street
Breezy Point, NY 11697
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Ronald H. Fielding(3)                            Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Eric P. Fishel                                   Vice President                       None
725 Boston Post Rd., #12
Sudbury, MA 01776
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Patrick W. Flynn                                 Senior Vice President                None
14083 East Fair Avenue
Englewood, CO 80111
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
John E. Forrest(2)                               Senior Vice President                None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
John ("J") Fortuna(2)                            Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Jayme D. Fowler                                  Vice President                       None
3818 Cedar Springs Road, #101-349
Dallas, TX 75219
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
William Friebel                                  Vice President                       None
2919 St. Albans Forest Circle
Glencoe, MO 63038
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Alyson Frost(2)                                  Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Richard Fuerman(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Charlotte Gardner(1)                             Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Lucio Giliberti                                  Vice President                       None
6 Cyndi Court
Flemington, NJ 08822
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael Gottesman                                Vice President                       None
255 Westchester Way
Birmingham, MI 48009
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Raquel Granahan(4)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Ralph Grant                                      Senior Vice President                None
10 Boathouse Close
Mt. Pleasant, SC 29464
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kahle Greenfield(2)                              Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Robert Grill(2)                                  Senior Vice President                None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Eric Grossjung                                   Vice President                       None
4002 N. 194th Street
Elkhorn, NE 68022
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael D. Guman                                 Vice President                       None
3913 Pleasant Avenue
Allentown, PA 18103
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
James E. Gunter                                  Vice President                       None
603 Withers Circle
Wilmington, DE 19810
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Garrett Harbron                                  Vice President                       None
8895 Hillsboro Road
Valles Mines, MO 63087
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kevin J. Healy(2)                                Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kenneth Henry(2)                                 Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Wendy G. Hetson(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Jennifer Hoelscher(1)                            Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
William E. Hortz(2)                              Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Edward Hrybenko(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Amy Huber(1)                                     Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Brian F. Husch                                   Vice President                       None
37 Hollow Road
Stonybrook, NY 11790
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Patrick Hyland(2)                                Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Keith Hylind(2)                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kathleen T. Ives(1)                              Vice President & Assistant           Assistant Secretary
                                                 Secretary
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Shonda Rae Jaquez(2)                             Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Eric K. Johnson                                  Vice President                       None
8588 Colonial Drive
Lone Tree, CO 80124
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Elyse Jurman                                     Vice President                       None
5486 NW 42 Ave
Boca Raton, FL 33496
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Matthew Kasa                                     Vice President                       None
4250 Park Newport #302
Newport Beach, CA 92660
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Thomas Keffer(2)                                 Senior Vice President                None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael Keogh(2)                                 Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Brian Kiley(2)                                   Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Lisa Klassen(1)                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Richard Klein                                    Senior Vice President                None
4820 Fremont Avenue South
Minneapolis, MN 55419
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Richard Knott(1)                                 President and Director               None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Brent A. Krantz                                  Senior Vice President                None
61500 Tam McArthur Loop
Bend, OR 97702
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Eric Kristenson(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
David T. Kuzia                                   Vice President                       None
10258 S. Dowling Way
Highlands Ranch, CO 80126
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Tracey Lange(2)                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Jesse Levitt(2)                                  Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Julie Libby(2)                                   Senior Vice President                None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Eric J. Liberman                                 Vice President                       None
27 Tappan Ave., Unit West
Sleepy Hollow, NY 10591
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Malissa Lischin(2)                               Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Christina Loftus(2)                              Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Thomas Loncar                                    Vice President                       None
1401 North Taft Street, Apt. 726
Arlington, VA 22201
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Peter Maddox(2)                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael Malik                                    Vice President                       None
546 Idylberry Road
San Rafael, CA 94903
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Steven C. Manns                                  Vice President                       None
1627 N. Hermitage Avenue
Chicago, IL 60622
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Todd A. Marion                                   Vice President                       None
24 Midland Avenue
Cold Spring Harbor, NY 11724
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
LuAnn Mascia(2)                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael McDonald                                 Vice President                       None
11749 S Cormorant Circle
Parker, CO 80134
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
John C. McDonough                                Senior Vice President                None
533 Valley Road
New Canaan, CT 06840
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kent C. McGowan                                  Vice President                       None
9510 190th Place SW
Edmonds, WA 98020
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Brian F. Medina                                  Vice President                       None
3009 Irving Street
Denver, CO 80211
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
William Meerman                                  Vice President                       None
4939 Stonehaven Drive
Columbus, OH 43220
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Saul Mendoza                                     Vice President                       None
503 Vincinda Crest Way
Tampa FL 33619
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Mark Mezzanotte                                  Vice President                       None
16 Cullen Way
Exeter, NH 03833
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Matthew L. Michaelson                            Vice President                       None
1250 W. Grace, #3R
Chicago, IL 60613
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Noah Miller(1)                                   Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Clint Modler(1)                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Robert Moser                                     Vice President                       None
9650 East Aspen Hill Circle
Lone Tree, CO 80124
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
David W. Mountford                               Vice President                       None
7820 Banyan Terrace
Tamarac, FL 33321
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Gzim Muja                                        Vice President                       None
269 S. Beverly Dr. #807
Beverly Hills, CA 90212
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Matthew Mulcahy(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Wendy Jean Murray                                Vice President                       None
32 Carolin Road
Upper Montclair, NJ 07043
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
John S. Napier                                   Vice President                       None
17 Hillcrest Ave.
Darien, CT 06820
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Christina Nasta(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kevin P. Neznek(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Christopher Nicholson(2)                         Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Bradford G. Norford                              Vice President                       None
5095 Lahinch Ct.
Westerville, OH 43082
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Alan Panzer                                      Vice President                       None
6755 Ridge Mill Lane
Atlanta, GA 30328
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Maria Paster(2)                                  Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Donald Pawluk(2)                                 Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Brian C. Perkes                                  Vice President                       None
6 Lawton Ct.
Frisco, TX 75034
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Wayne Perry                                      Vice President                       None
3900 Fairfax Drive Apt 813
Arlington, VA 22203
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Charles K. Pettit(2)                             Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Aaron Pisani(1)                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Rachel Powers                                    Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Nicole Pretzel                                   Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Minnie Ra                                        Vice President                       None
100 Dolores Street, #203
Carmel, CA 93923
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Dusting Raring                                   Vice President                       None
27 Blakemore Drive
Ladera Ranch, CA 92797
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael A. Raso                                  Vice President                       None
3 Vine Place
Larchmont, NY 10538
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Richard E. Rath                                  Vice President                       None
46 Mt. Vernon Ave.
Alexandria, VA 22301
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Ramsey Rayan(2)                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
William J. Raynor(5)                             Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Corry Read(2)                                    Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Ruxandra Risko(2)                                Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
David R. Robertson(2)                            Senior Vice President                None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Ian M. Roche                                     Vice President                       None
7070 Bramshill Circle
Bainbridge, OH 44023
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael Rock                                     Vice President                       None
9016 Stourbridge Drive
Huntersville, NC 28078
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Thomas Sabow                                     Vice President                       None
6617 Southcrest Drive
Edina, MN 55435
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
John Saunders                                    Vice President                       None
2251 Chantilly Ave.
Winter Park, FL 32789
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Thomas Schmitt                                   Vice President                       None
40 Rockcrest Rd
Manhasset, NY 11030
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
William Schories                                 Vice President                       None
3 Hill Street
Hazlet, NJ 07730
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Jennifer Sexton(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Eric Sharp                                       Vice President                       None
862 McNeill Circle
Woodland, CA 95695
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Debbie A. Simon                                  Vice President                       None
55 E. Erie St., #4404
Chicago, IL 60611
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Bryant Smith                                     Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Christopher M. Spencer                           Vice President                       None
2353 W 118th Terrace
Leawood, KS 66211
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
John A. Spensley                                 Vice President                       None
375 Mallard Court
Carmel, IN 46032
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael Staples                                  Vice President                       None
4255 Jefferson St Apt 328
Kansas City, MO 64111
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Alfred St. John(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Bryan Stein                                      Vice President                       None
8 Longwood Rd.
Voorhees, NJ 08043
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
John Stoma(2)                                    Senior Vice President                None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Wayne Strauss(3)                                 Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Brian C. Summe                                   Vice President                       None
2479 Legends Way
Crestview Hills, KY 41017
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael Sussman(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
George T. Sweeney                                Senior Vice President                None
5 Smokehouse Lane
Hummelstown, PA 17036
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
James Taylor(2)                                  Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Martin Telles(2)                                 Senior Vice President                None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Paul Temple(2)                                   Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Troy Testa                                       Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
David G. Thomas                                  Vice President                       None
16628 Elk Run Court
Leesburg, VA 20176
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Mark S. Vandehey(1)                              Vice President and Chief             Vice President and Chief
                                                 Compliance Officer                   Compliance Officer
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Vincent Vermete(2)                               Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kenneth Lediard Ward                             Vice President                       None
1400 Cottonwood Valley Circle N.
Irving, TX 75038
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Teresa Ward(1)                                   Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Janeanne Weickum(1)                              Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michael J. Weigner                               Vice President                       None
4905 W. San Nicholas Street
Tampa, FL 33629
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Donn Weise                                       Vice President                       None
3249 Earlmar Drive
Los Angeles, CA 90064
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Chris G. Werner                                  Vice President                       None
98 Crown Point Place
Castle Rock, CO 80108
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Catherine White(2)                               Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Ryan Wilde(1)                                    Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Julie Wimer(2)                                   Assistant Vice President             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Donna Winn(2)                                    Senior Vice President                None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Peter Winters                                    Vice President                       None
911 N. Organce Ave, Pat. 514
Orlando, FL 32801
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Patrick Wisneski(1)                              Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Kurt Wolfgruber(2)                               Director                             None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Meredith Wolff(2)                                Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Michelle Wood(2)                                 Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Cary Patrick Wozniak                             Vice President                       None
18808 Bravata Court
San Diego, CA 92128
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
John Charles Young                               Vice President                       None
3914 Southwestern
Houston, TX 77005
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Jill Zachman(2)                                  Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Robert G. Zack(2)                                General Counsel & Director           Vice President & Secretary
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Steven Zito(1)                                   Vice President                       None
------------------------------------------------ ------------------------------------ ---------------------------------

(1)6803 South Tucson Way, Centennial, CO 80112-3924
(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008
(3)350 Linden Oaks, Rochester, NY 14623
(4)555 Theodore Fremd Avenue, Rye, NY 10580
(5)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of April, 2008.

                                                    PANORAMA SERIES FUND, INC.

                                                    By:  /s/ John V. Murphy*

                                                         ---------------------------------------------
                                                         John V. Murphy, President,
                                                         Principal Executive Officer & Director

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                     Title                                    Date

/s/ William L. Armstrong*                      Chairman of the                          April 29, 2008
---------------------------                    Board of Directors
William L. Armstrong

/s/ John V. Murphy*                            President, Principal                     April 29, 2008
------------------------                       Executive Officer & Director
John V. Murphy

/s/ Brian W. Wixted*                           Treasurer, Principal                     April 29, 2008
-------------------------                      Financial &
Brian W. Wixted                                Accounting Officer

/s/ George Bowen*                              Director                                 April 29, 2008
----------------------
George Bowen

/s/ Edward Cameron*                            Director                                 April 29, 2008
------------------------
Edward Cameron

/s/ Jon S. Fossel*                             Director                                 April 29, 2008
--------------------
Jon S. Fossel

/s/ Sam Freedman*                              Director                                 April 29, 2008
---------------------
Sam Freedman

/s/ Richard F. Grabish*                        Director                                 April 29, 2008
---------------------------
Richard F. Grabish

/s/ Beverly L. Hamilton*                       Director                                 April 29, 2008
-------------------------
Beverly L. Hamilton

/s/ Robert J. Malone*                          Director                                 April 29, 2008
-----------------------
Robert J. Malone

/s/ F. William Marshall, Jr.*                  Director                                 April 29, 2008
----------------------------
F. William Marshall, Jr.

*By:   /s/ Mitchell J. Lindauer
       -----------------------------------------
       Mitchell J. Lindauer, Attorney-in-Fact

                                        PANORAMA SERIES FUND, INC.

                                     Post-Effective Amendment No. 41

                                              EXHIBIT INDEX

Exhibit No.              Description

23(j)                    Consent of the Independent Registered Public
                         Accounting Firm